As filed with the Securities and Exchange
                        Commission on February 28, 2006

                                                             File Nos. 333-51938
                                                                       811-10221

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 10                 X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 11                         X

                             AllianceBernstein Trust
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code: (800) 221-5672

                                 Mark R. Manley
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of Communications to:
                              Patricia A. Poglinco.
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on March 1, 2006 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  VALUE FUNDS
 The AllianceBernstein Value Funds
 A Family of Value-Oriented Mutual Funds

  Domestic Value Funds

                                      [GRAPHIC] AllianceBernstein Value Fund



                                      [GRAPHIC] AllianceBernstein Small/Mid Cap Value Fund



                                      [GRAPHIC] AllianceBernstein Growth and Income Fund



                                      [GRAPHIC] AllianceBernstein Focused Growth & Income Fund



                                      [GRAPHIC] AllianceBernstein Balanced Shares



                                      [GRAPHIC] AllianceBernstein Utility Income Fund



                                      [GRAPHIC] AllianceBernstein Real Estate Investment Fund



  International Value Funds

                                      [GRAPHIC] AllianceBernstein International Value Fund



                                      [GRAPHIC] AllianceBernstein Global Value Fund




 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     [LOGO]
                                        ALLIANCEBERNSTEIN
                                           Investments




                                                                     Prospectus
                                                                  March 1, 2006

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                  Page

SUMMARY INFORMATION..............................   4

ALLIANCEBERNSTEIN VALUE FUND.....................   6

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND.......   8

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND.........  10

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME
  FUND...........................................  12

ALLIANCEBERNSTEIN BALANCED SHARES................  14

ALLIANCEBERNSTEIN UTILITY INCOME FUND............  16

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT
  FUND...........................................  18

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND.......  20

ALLIANCEBERNSTEIN GLOBAL VALUE FUND..............  22

RISKS SUMMARY....................................  24

FEES AND EXPENSES OF THE FUNDS...................  26

INVESTING IN THE FUNDS...........................  30
How to Buy Shares................................  30
The Different Share Class Expenses...............  31
Sales Charge Reduction Programs..................  32
CDSC Waivers and Other Programs..................  33
The "Pros" and "Cons" of Different Share Classes.  34
Payments to Financial Advisers and Their Firms...  34
How to Exchange Shares...........................  36
How to Sell or Redeem Shares.....................  36
Frequent Purchases and Redemptions of Fund Shares  37
How the Funds Value Their Shares.................  39

MORE INFORMATION ABOUT THE FUNDS AND THEIR
  INVESTMENTS....................................  39

MANAGEMENT OF THE FUNDS..........................  47

DIVIDENDS, DISTRIBUTIONS AND TAXES...............  51

CONVERSION FEATURE...............................  52

GENERAL INFORMATION..............................  52

GLOSSARY OF INVESTMENT TERMS.....................  53

FINANCIAL HIGHLIGHTS.............................  54

APPENDIX A....................................... A-1
Hypothetical Investment and Expense Information.. A-1

SUMMARY INFORMATION


This prospectus begins with a summary of key information about each of the AllianceBernstein Value Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 39.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad based securities market index; and

.. how the Fund's performance changed from year to year over the life of the Fund.

                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Fund.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other Value Funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A fund with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks for a Fund that invests in a particular type of securities, such as investments in non-U.S. securities, small- or mid-capitalization companies or in real estate. The risks of a Fund may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Funds is subject to this risk.

GENERAL


.. The Fund's investment adviser is AllianceBernstein L.P., or the "Adviser", a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.


.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Real Estate Investment Fund or AllianceBernstein Utility Income Fund, will not change these policies without 60 days' prior written notice to shareholders.

                     (This page intentionally left blank.)

AllianceBernstein Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000/TM/ Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.



A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Fund to ensure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.


The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.


A security generally will be sold when it reaches fair value on a risk-adjusted basis.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.


PRINCIPAL RISKS:


..Market Risk        .Foreign Risk
..Derivatives Risk   .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
           Return Before Taxes                      0.97%    6.35%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -0.04%    5.89%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Fund Shares                      2.00%    5.40%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                      0.77%    6.57%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      3.67%    6.56%
---------- --------------------------------------- ------ -----------
Advisor    Return Before Taxes
Class                                               5.71%    7.66%
---------- --------------------------------------- ------ -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                               7.05%    7.20%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                  [Chart]

                             Calendar Year End (%)


   96       97      98      99      00      01      02      03     04     05
  ----     ----    ----    ----    ----    ----   ------  -----   ----   ----
   n/a      n/a     n/a     n/a     n/a    n/a    -13.30  29.00   13.31  5.45



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.89%, 2nd quarter, 2003; and Worst quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500/TM/ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500/TM/ Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2005, there were approximately 1,700 small- to mid-capitalization companies, representing a market capitalization range from nearly $40 million to approximately $11 billion.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's analysts cover a primary research universe of approximately 1,200 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price-to-earnings ratio and price-to-book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then develops earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is at the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.


A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when it reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.


PRINCIPAL RISKS:


..Market Risk           .Foreign Risk
..Capitalization Risk   .Currency Risk
..Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                                 Since
                                                       1 Year Inception**
-------------------------------------------------------------------------
Class A***  Return Before Taxes                        3.33%    14.74%
            ------------------------------------------ ------ -----------
            Return After Taxes on Distributions        1.59%    13.76%
            ------------------------------------------ ------ -----------
            Return After Taxes on Distributions and
            Sale of Fund Shares                        4.46%    12.73%
----------- ------------------------------------------ ------ -----------
Class B     Return Before Taxes                        3.30%    14.97%
----------- ------------------------------------------ ------ -----------
Class C     Return Before Taxes                        6.15%    14.97%
----------- ------------------------------------------ ------ -----------
Advisor     Return Before Taxes
Class                                                  8.20%    16.12%
----------- ------------------------------------------ ------ -----------
Russell     (reflects no deduction for fees, expenses,
2500(TM)    or taxes)
Value Index                                            7.74%    14.97%
----------- ------------------------------------------ ------ -----------
Russell     (reflects no deduction for fees, expenses,
2500(TM)    or taxes)
Index                                                  8.11%    12.09%
----------- ------------------------------------------ ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                  [Chart]

                             Calendar Year End (%)


  95    96    97     98      99      00      01      02      03     04     05
 ----  ----  ----   ----    ----    ----    ----   ------  -----   ----   ----
  n/a   n/a   n/a    n/a     n/a     n/a    n/a    -8.20   41.92   18.91  7.89



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 20.73%, 2nd quarter, 2003; and Worst quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.




The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 65 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

PRINCIPAL RISKS:



..Market Risk    .Currency Risk
..Foreign Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes              -0.74%  1.09%     9.93%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                    -0.90%  0.75%     8.09%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                           -0.27%  0.79%     7.70%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes              -0.82%  1.21%     9.73%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes               2.17%  1.26%     9.61%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                        4.28%  2.28%    10.73%
---------- -------------------------------- ------ ------- ----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        7.05%  5.28%    10.94%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 10/1/96 for Advisor Class shares. Advisor Class performance information for periods prior to its inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Advisor Class Shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                  [Chart]

                             Calendar Year End (%)


   96       97      98      99      00      01      02      03     04     05
  ----     ----    ----    ----    ----    ----   ------  -----   ----   ----
  24.13    28.86   21.23   10.78   13.64  -1.84   -26.57  31.76   11.92  3.78



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 23.26%, 4th quarter, 1998; and Worst quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 45 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may enter into forward commitments.

PRINCIPAL RISKS:

..Market Risk    .Currency Risk
..Foreign Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes              -3.08%  4.08%     7.05%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                    -4.27%  3.76%     6.74%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                           -1.17%  3.43%     6.04%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes              -3.35%  4.24%     7.07%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes              -0.46%  4.27%     7.07%
---------- -------------------------------- ------ ------- -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        7.05%  5.28%     5.57%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 12/22/99 for Class A, Class B and Class C shares. ***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                               [CHART]

                        Calendar Year End (%)

 96     97     98     99     00       01     02      03      04      05
----   ----   ----   ----  ------   -----  ------   -----   -----   ----
n/a    n/a     n/a   n/a   19.49     6.61  -22.19   39.53   8.86    1.20


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 19.12%, 2nd quarter, 2003; and Worst quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services). As an operating policy, the Fund will invest no more than 25% of its investments in high yield debt securities in securities rated CCC- or below.


The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 45 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund invests in short- and long-term debt securities, including U.S. Government and agency securities and preferred and common stocks in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:

..Market Risk          .Allocation Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes              -0.41%  4.13%     8.80%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                    -1.45%  3.30%     6.51%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            1.08%  3.21%     6.35%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes              -0.67%  4.27%     8.61%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes               2.28%  4.26%     8.46%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                        4.23%  5.32%     9.56%
---------- -------------------------------- ------ ------- ----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        7.05%  5.28%    10.94%
---------- -------------------------------- ------ ------- ----------
Lehman     (reflects no deduction for fees,
Gov't/     expenses, or taxes)
Credit
Bond Index                                   2.37%  6.11%     6.17%
---------- -------------------------------- ------ ------- ----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index/
40%
Lehman
Gov't/
Credit
Bond Index                                   5.18%  5.61%     9.03%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 10/1/96 for Advisor Class shares. Advisor Class performance information for periods prior to its inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Advisor Class Shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                  [Chart]

                             Calendar Year End (%)


   96     97      98      99      00      01      02      03     04     05
  ----   ----    ----    ----    ----    ----   ------  -----   ----   ----
  9.36   27.13   15.75    4.90   12.48   1.80   -10.73  22.78   10.16   4.01








You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 13.45%, 4th quarter, 1998; and Worst quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is current income and long-term growth of capital.

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund also may enter into forward commitments and standby commitment agreements.

PRINCIPAL RISKS:

..Market Risk          .Industry/Sector Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes              11.22%  1.40%     9.82%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                    10.81%  0.86%     8.41%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            7.81%  0.94%     7.82%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes              11.29%  1.56%     9.67%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes              14.32%  1.57%     9.52%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                       16.52%  2.59%    10.62%
---------- -------------------------------- ------ ------- ----------
S&P GICS   (reflects no deduction for fees,
Utility    expenses, or taxes)
Index                                       16.83% -2.24%     6.79%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 10/1/96 for Advisor Class shares. Advisor Class performance information for periods prior to its inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratio of Advisor Class Shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                  [Chart]

                             Calendar Year End (%)


   96     97      98      99      00      01      02      03     04     05
  ----   ----    ----    ----    ----    ----   ------  -----   ----   ----
  8.28   30.65   24.38    18.01   14.54 -19.28   -19.73  19.40  24.59  16.15








You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.65%, 4th quarter, 1997; and Worst quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return from long-term growth of capital and income.


Under normal circumstances, the Fund invests at least 80% of its net assets in "REITs" and other real estate industry companies. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.

The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements. The Fund may invest in foreign securities and enter into forward commitments and standby commitment agreements.


PRINCIPAL RISKS:

..Market Risk            .Prepayment Risk
..Industry Sector Risk   .Foreign Risk
..Interest Rate Risk     .Currency Risk
..Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes               6.86% 17.68%    13.19%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                     6.40% 16.43%    11.57%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            4.44% 14.71%    10.57%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes               6.75% 17.84%    13.03%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes               9.83% 17.87%    12.94%
---------- -------------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                       11.91% 19.05%    14.07%
---------- -------------------------------- ------ ------- -----------
S&P 500    (reflects no deduction for fees,
Index      expenses, or taxes)               4.91%  0.54%     8.35%
---------- -------------------------------- ------ ------- -----------
NAREIT     (reflects no deduction for fees,
Equity     expenses, or taxes)
Index                                       12.16% 19.08%    13.93%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 9/30/96 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                  [Chart]

                             Calendar Year End (%)


   96     97      98      99      00      01      02      03     04     05
  ----   ----    ----    ----    ----    ----   ------  -----   ----   ----
  n/a   22.98   -20.20   -6.70   26.58   9.87     2.89  38.57   34.80   1.61





You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 16.40%, 4th quarter, 2004; and Worst Quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's staff of company and industry analysts develop earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

A security generally will be sold when it reaches fair value.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk     .Emerging Market Risk
..Foreign Risk    .Industry Sector Risk
..Currency Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                               Since
                                                     1 Year Inception**
-----------------------------------------------------------------------
Class A***   Return Before Taxes                     11.77%   14.81%
             --------------------------------------- ------ -----------
             Return After Taxes on Distributions     10.82%   14.48%
             --------------------------------------- ------ -----------
             Return After Taxes on Distributions and
             Sale of Fund Shares                      9.24%   13.07%
------------ --------------------------------------- ------ -----------
Class B      Return Before Taxes                     11.95%   15.12%
------------ --------------------------------------- ------ -----------
Class C      Return Before Taxes                     14.95%   15.12%
------------ --------------------------------------- ------ -----------
Advisor      Return Before Taxes
Class                                                17.09%   16.29%
------------ --------------------------------------- ------ -----------
MSCI EAFE    (reflects no deduction for fees,
Index (net)+ expenses, or taxes other than non-U.S.
             withholding taxes)                      13.54%    8.08%
------------ --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                  [Chart]

                             Calendar Year End (%)


   96     97      98      99      00      01      02      03     04     05
  ----   ----    ----    ----    ----    ----   ------  -----   ----   ----
  n/a     n/a     n/a     n/a     n/a    n/a    -3.20  43.91   24.49   16.76





You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 24.07%, 2nd quarter, 2003; and Worst quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 3,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein company and industry analysts develop earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order from the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

A security generally will be sold when it reaches fair value.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments.


PRINCIPAL RISKS:


..Market Risk     .Emerging Market Risk
..Foreign Risk    .Industry Sector Risk
..Currency Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                                  Since
                                                        1 Year Inception**
--------------------------------------------------------------------------
Class A***   Return Before Taxes                         9.74%    8.25%
             ------------------------------------------ ------ -----------
             Return After Taxes on Distributions         9.08%    7.93%
             ------------------------------------------ ------ -----------
             Return After Taxes on Distributions and
             Sale of Fund Shares                         7.44%    7.17%
------------ ------------------------------------------ ------ -----------
Class B      Return Before Taxes                         9.78%    8.46%
------------ ------------------------------------------ ------ -----------
Class C      Return Before Taxes                        12.76%    8.49%
------------ ------------------------------------------ ------ -----------
Advisor      Return Before Taxes
Class                                                   14.91%    9.51%
------------ ------------------------------------------ ------ -----------
MSCI         (reflects no deduction for fees, expenses,
World        or taxes other than non-U.S. withholding
Index (net)+ taxes)                                      9.49%    5.43%
------------ ------------------------------------------ ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date is 3/29/01 for Class A, Class B, Class C and Advisor Class
  shares.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B, C and Advisor
   Class shares because these Classes have different expense ratios;
 --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
+ The MSCI World Index (net) reflects the reinvestment of dividends net of non-U.S. withholding taxes.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                  [Chart]

                             Calendar Year End (%)


   96     97      98      99      00      01      02      03     04     05
  ----   ----    ----    ----    ----    ----   ------  -----   ----   ----
  n/a     n/a     n/a     n/a     n/a    n/a   -14.74  34.86   18.28   14.57






You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 20.72%, 2nd quarter, 2003; and Worst quarter was down -20.62%, 3rd quarter, 2002.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

DERIVATIVES RISK
The Funds may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.


FOREIGN (NON U.S.) RISK

A Fund's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

ALLOCATION RISK
If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.


------------------------------------------------------------------------------------------------------------------------------
                            Industry/ Capital- Interest        Prepay-                    Emerging                     Manage-
                     Market  Sector   ization    Rate   Credit  ment   Derivative Foreign  Market  Currency Allocation  ment
Fund                  Risk    Risk      Risk     Risk    Risk   Risk      Risk     Risk     Risk     Risk      Risk     Risk
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Value Fund            .        .        .                                 .         .                .                   .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Small/Mid Cap
 Value Fund            .        .        .                                 .         .                .                   .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Growth and Income
 Fund                  .        .                                                    .                .                   .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Focused Growth &
 Income Fund           .        .        .                                           .                .                   .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Balanced Shares       .                          .       .                          .                .         .         .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Utility Income Fund   .        .                 .       .                                                               .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Real Estate
 Investment Fund       .        .                 .       .       .                  .                .                   .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 International Value
 Fund                  .        .        .                                 .         .       .        .                   .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Value Fund     .        .        .                                 .         .       .        .                   .
------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                  Class A   Class B     Class C   Advisor Class
                                                  Shares    Shares      Shares       Shares
                                                 --------- ---------- ----------- -------------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)             4.25% (a)    None       None         None

Maximum Deferred Sales Charge (Load) (as a
 percentage of offering price or redemption
 proceeds, whichever is lower)                   None (a)  4.00%* (a) 1.00%** (a)     None

Exchange Fee                                     None         None       None         None

(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.
* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.
**For Class C shares the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
             -----------------------------------------------------
                                                           Advisor
             AllianceBernstein     Class A Class B Class C  Class
             Value Fund            ------- ------- ------- -------
              Management Fees        .55%    .55%    .55%    .55%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees (a)      .30%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent       .19%    .21%    .20%    .19%
                Other Expenses       .09%    .08%    .08%    .07%
                                    ----    ----    ----    ----
              Total Other Expenses   .28%    .29%    .28%    .26%
                                    ----    ----    ----    ----
              Total Fund Operating
               Expenses (b)         1.13%   1.84%   1.83%    .81%
                                    ====    ====    ====    ====


                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  535   $  587   $  187    $  286   $  186   $   83
After 3 years  $  769   $  779   $  579    $  576   $  576   $  259
After 5 years  $1,021   $  995   $  995    $  990   $  990   $  450
After 10 years $1,741   $1,973*  $1,973*   $2,148   $2,148   $1,002



             AllianceBernstein                              Advisor
             Small/Mid Cap Value    Class A Class B Class C  Class
             Fund                   ------- ------- ------- -------
              Management Fees         .75%    .75%    .75%    .75%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees           .30%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent        .25%    .28%    .26%    .24%
                Other Expenses        .09%    .08%    .09%    .08%
                                     ----    ----    ----    ----
              Total Other Expenses    .34%    .36%    .35%    .32%
                                     ----    ----    ----    ----
              Total Fund Operating
               Expenses (b)          1.39%   2.11%   2.10%   1.07%
                                     ====    ====    ====    ====
              Waiver and/or Expense
               Reimbursement (c)     (.24)%  (.26)%  (.25)%  (.22)%
                                     ----    ----    ----    ----
              Net Expenses           1.15%   1.85%   1.85%    .85%
                                     ====    ====    ====    ====


                                   Examples

                                                               Advisor
                 Class A Class B+ Class B++ Class C+ Class C++  Class
                 ------- -------- --------- -------- --------- -------
After 1 year     $  537   $  588   $  188    $  288   $  188   $   87
After 3 years**  $  824   $  836   $  636    $  634   $  634   $  318
After 5 years**  $1,131   $1,110   $1,110    $1,106   $1,106   $  569
After 10 years** $2,003   $2,237*  $2,237*   $2,411   $2,411   $1,286


                                                            Advisor
             AllianceBernstein      Class A Class B Class C  Class
             Growth and Income Fund ------- ------- ------- -------
              Management Fees         .48%    .48%    .48%    .48%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees           .28%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent        .22%    .25%    .23%    .21%
                Other Expenses        .04%    .03%    .04%    .04%
                                     ----    ----    ----    ----
              Total Other Expenses    .26%    .28%    .27%    .25%
                                     ----    ----    ----    ----
              Total Fund Operating
               Expenses (b)          1.02%   1.76%   1.75%    .73%
                                     ====    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  525   $  579   $  179    $  278   $  178    $ 75
After 3 years  $  736   $  754   $  554    $  551   $  551    $233
After 5 years  $  964   $  954   $  954    $  949   $  949    $406
After 10 years $1,620   $1,878*  $1,878*   $2,062   $2,062    $906

              AllianceBernstein            Class A Class B Class C
              Focused Growth & Income Fund ------- ------- -------
                  Management Fees            .55%    .55%    .55%
                  Distribution and/or
                   Shareholder Service
                   (12b-1) Fees              .30%   1.00%   1.00%
                  Other Expenses:
                    Transfer Agent           .22%    .24%    .23%
                    Other Expenses           .15%    .16%    .16%
                                            ----    ----    ----
                  Total Other Expenses       .37%    .40%    .39%
                                            ----    ----    ----
                  Total Fund Operating
                   Expenses (b)             1.22%   1.95%   1.94%
                                            ====    ====    ====

                                   Examples

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  544   $  598   $  198    $  297   $  197
After 3 years  $  796   $  812   $  612    $  609   $  609
After 5 years  $1,067   $1,052   $1,052    $1,047   $1,047
After 10 years $1,840   $2,086*  $2,086*   $2,264   $2,264

                                                           Advisor
             AllianceBernstein     Class A Class B Class C  Class
             Balanced Shares       ------- ------- ------- -------
              Management Fees        .43%    .43%    .43%    .43%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees          .29%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent       .20%    .22%    .21%    .20%
                Other Expenses       .07%    .06%    .07%    .06%
                                     ---    ----    ----    ----
              Total Other Expenses   .27%    .28%    .28%    .26%
                                     ---    ----    ----    ----
              Total Fund Operating
               Expenses (b)          .99%   1.71%   1.71%    .69%
                                     ===    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  522   $  574   $  174    $  274   $  174    $ 70
After 3 years  $  727   $  739   $  539    $  539   $  539    $221
After 5 years  $  949   $  928   $  928    $  928   $  928    $384
After 10 years $1,586   $1,829*  $1,829*   $2,019   $2,019    $859

-------------------------------------------------------------------------------
Please refer to the footnotes on page 29.


                              Operating Expenses
             -----------------------------------------------------
                                                           Advisor
             AllianceBernstein     Class A Class B Class C  Class
             Utility Income Fund   ------- ------- ------- -------
              Management Fees        .55%    .55%    .55%    .55%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees          .30%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent       .23%    .25%    .24%    .23%
                Other Expenses       .30%    .30%    .30%    .29%
                                    ----    ----    ----    ----
              Total Other Expenses   .53%    .55%    .54%    .52%
                                    ----    ----    ----    ----
              Total Fund Operating
               Expenses (b)         1.38%   2.10%   2.09%   1.07%
                                    ====    ====    ====    ====

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  560   $  613   $  213    $  312   $  212   $  109
After 3 years  $  843   $  858   $  658    $  655   $  655   $  340
After 5 years  $1,148   $1,129   $1,129    $1,124   $1,124   $  590
After 10 years $2,012   $2,247*  $2,247*   $2,421   $2,421   $1,306

             AllianceBernstein                              Advisor
             Real Estate Investment Class A Class B Class C  Class
             Fund                   ------- ------- ------- -------
              Management Fees         .55%    .55%    .55%    .55%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees           .30%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent        .24%    .26%    .24%    .24%
                Other Expenses        .20%    .19%    .20%    .16%
                                     ----    ----    ----    ----
              Total Other Expenses    .44%    .45%    .44%    .40%
                                     ----    ----    ----    ----
              Total Fund Operating
               Expenses (b)          1.29%   2.00%   1.99%    .95%
                                     ====    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  551   $  603   $  203    $  302   $  202   $   97
After 3 years  $  817   $  827   $  627    $  624   $  624   $  303
After 5 years  $1,102   $1,078   $1,078    $1,073   $1,073   $  525
After 10 years $1,915   $2,144*  $2,144*   $2,317   $2,317   $1,166

                                                             Advisor
            AllianceBernstein        Class A Class B Class C  Class
            International Value Fund ------- ------- ------- -------
              Management Fees          .75%    .75%    .75%    .75%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees            .30%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent         .17%    .20%    .18%    .17%
                Other Expenses         .11%    .11%    .11%    .10%
                                      ----    ----    ----    ----
              Total Other Expenses     .28%    .31%    .29%    .27%
                                      ----    ----    ----    ----
              Total Fund Operating
               Expenses (b)           1.33%   2.06%   2.04%   1.02%
                                      ====    ====    ====    ====
             Waiver and/or Expense
               Reimbursement (c)      (.13)%  (.16)%  (.14)%  (.12)%
                                      ----    ----    ----    ----
              Net Expenses            1.20%   1.90%   1.90%    .90%
                                      ====    ====    ====    ====

                                   Examples

                                                               Advisor
                 Class A Class B+ Class B++ Class C+ Class C++  Class
                 ------- -------- --------- -------- --------- -------
After 1 year     $  542   $  593   $  193    $  293   $  193   $   92
After 3 years**  $  816   $  830   $  630    $  626   $  626   $  313
After 5 years**  $1,111   $1,094   $1,094    $1,085   $1,085   $  552
After 10 years** $1,948   $2,190*  $2,190*   $2,358   $2,358   $1,237

                                                           Advisor
             AllianceBernstein     Class A Class B Class C  Class
             Global Value Fund     ------- ------- ------- -------
              Management Fees        .75%    .75%    .75%    .75%
              Distribution and/or
               Shareholder Service
               (12b-1) Fees          .30%   1.00%   1.00%   None
              Other Expenses:
                Transfer Agent       .08%    .11%    .09%    .08%
                Other Expenses       .31%    .32%    .32%    .31%
                                    ----    ----    ----    ----
              Total Other Expenses   .39%    .43%    .41%    .39%
                                    ----    ----    ----    ----
              Total Fund Operating
               Expenses (b)         1.44%   2.18%   2.16%   1.14%
                                    ====    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  565   $  621   $  221    $  319   $  219   $  116
After 3 years  $  861   $  882   $  682    $  676   $  676   $  362
After 5 years  $1,178   $1,169   $1,169    $1,159   $1,159   $  628
After 10 years $2,076   $2,326*  $2,326*   $2,493   $2,493   $1,386

-------------------------------------------------------------------------------
Please refer to the footnotes on page 29.

(a)Total Fund Operating Expenses for the fiscal year ended November 30, 2005 do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investment's, Inc. If the waiver were reflected, the net expenses of Class B shares would have been 1.14%.
(b)Restated to exclude expenses attributable to estimated costs of proxy solicitation that have been incurred during 2005 or that are expected to be incurred in 2006. These amounts for each Fund are as follows:



Fund                                           Amount
----                                           ------
AllianceBernstein Value Fund                    .02%
AllianceBernstein Small/Mid Cap Value Fund      .04%
AllianceBernstein Growth and Income Fund        .05%
AllianceBernstein Focused Growth & Income Fund  .04%
AllianceBernstein Balanced Shares               .03%
AllianceBernstein Utility Income Fund           .04%
AllianceBernstein Real Estate Investment Fund   .04%
AllianceBernstein International Value Fund      .02%
AllianceBernstein Global Value Fund             .01%



(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.
+ Assumes redemption at the end of period.
++Assumes no redemption at end of period.
* Assumes Class B shares convert to Class A shares after eight years.
**These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus, except AllianceBernstein Focused Growth & Income Fund, which offers three classes of shares through this Prospectus. Retirement shares of the Funds are available through a separate prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."


HOW TO BUY SHARES
Class A, Class B and Class C Shares


You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*



--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------

*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.


Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.


If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:


.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;


.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and


.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) AllianceBernstein Simple

IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.


General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

              Distribution and/or Service
                (Rule 12b-1) Fee (As a
                Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------
Class A                  0.30%
Class B                  1.00%
Class C                  1.00%
Advisor Class             None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds'
Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase  CDSC
-------------------  ----
First                4.0%
Second               3.0%
Third                2.0%
Fourth               1.0%
Fifth and thereafter None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares-Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Reducing or eliminating sales charges"). More information on Breakpoints and other sales charge waivers is available in the Funds' SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Strategies
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;


.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;


.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or


.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.


CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.


Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.


Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.


In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.


  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


  -upfront sales commissions
  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder recordkeeping and/or transfer agency services

  Please read the Prospectus carefully for information on this compensation.


Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.


  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.


  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advest
  A.G. Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Signator Investments
  Securities America
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:


          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003


..  For certified or overnight deliveries, send to:


          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.


..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Funds that may invest significantly in foreign securities, such as AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, the AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they may invest in certain fixed-income securities, AllianceBernstein Balanced Shares, AllianceBernstein Utility Income Fund and AllianceBernstein Real Estate Investment Fund also may be adversely affected by price arbitrage to a greater extent.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors or Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.


Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provided additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


Derivatives Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.


.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following.

  --Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:

  --Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


  --Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.


  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:


  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.


  Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

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



  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

  --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

  Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

..  Other Derivative Investments

  --Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

  The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

  The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable

                                      41

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stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The AllianceBernstein Real Estate Investment Fund may invest significantly in TBA-mortgaged-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities Under current SEC Guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies Subject to the restrictions and limitations of the 1940 Act, a Fund may invest in other investment companies whose investment objectives and policies are substantially similar to those of the Fund. If a Fund acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (including management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Additional Risk Considerations for Real Estate Investments Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

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



REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Repurchase Agreements Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Rights and Warrants Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.


The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.




 Argentina                 Indonesia                 Philippines
 Brazil                    Israel                    Poland
 Chile                     Jordan                    Russia
 China                     Korea                     South Africa
 Colombia                  Malaysia                  Taiwan
 Czech Republic            Mexico                    Thailand
 Egypt                     Morocco                   Turkey
 Hungary                   Pakistan                  Venezuela
 India                     Peru


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Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Investment in Below Investment Grade Fixed-Income Securities Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies A Fund's Board of Directors or Trustees may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


General The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


Portfolio Turnover The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.


Portfolio Holdings The Adviser publishes a complete schedule of the portfolio holdings for the AllianceBernstein Value Funds monthly on www.AllianceBernstein.com (click on the Pricing & Performance quick link to select the Fund). The Adviser posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, the Adviser may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion (of which approximately $75 billion represented assets of investment companies). As of December 31, 2005, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, currently have approximately 4.1 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:



                                           Fee as a
                                         percentage of
                                         average daily
        Fund                              net assets*  Fiscal Year Ended
        ----                             ------------- -----------------
        AllianceBernstein Value Fund          .55%         11/30/05
        AllianceBernstein Small/Mid Cap
         Value Fund                           .48%         11/30/05
        AllianceBernstein Growth and
         Income Fund                          .48%         10/31/05
        AllianceBernstein Focused
         Growth & Income Fund                 .55%         11/30/05
        AllianceBernstein Balanced
         Shares                               .43%         11/30/05
        AllianceBernstein Utility Income
         Fund                                 .55%         11/30/05
        AllianceBernstein Real Estate
         Investment Fund                      .55%         11/30/05
        AllianceBernstein International
         Value Fund                           .59%         11/30/05
        AllianceBernstein Global Value
         Fund                                 .75%         11/30/05

--------------------------------------------------------------------------------

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board of Directors'/Trustees' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2001.

The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2001. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Fund's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Fund's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of the Adviser with which he has been associated in a substantially similar capacity to his current position since prior to 2001.
Mr. Kelley is a Senior Vice President of the Adviser with which he has been associated since prior to 2001.


The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


        Fund and                                    Principal Occupation
       Responsible                                During the Past Five (5)
          Group         Employee; Year; Title              Years
       -----------    -------------------------- --------------------------
    AllianceBernstein Marilyn G. Fedak; since    Executive Vice President
    Value Fund        inception--Executive Vice  of the Adviser since prior
                      President of the Adviser   to 2001. She is Head of
    U.S. Value        and Head of Sanford        SCB's Value Equities
    Investment        C. Bernstein & Co., Inc.   Business and Co-Chief
    Policy Group      ("SCB") Value Equities     Investment Officer of U.S.
                      Business and Co-Chief      Value Equities.
                      Investment Officer-U.S.
                      Value Equities

                      John Mahedy; since         Senior Vice President of
                      2005--Senior Vice          the Adviser prior to 2001,
                      President of the Adviser   Co-Chief Investment
                      and Co-Chief Investment    Officer of US Value
                      Officer of US Value        Equities since 2003 and
                      Equities                   Director of Research-US
                                                 Value Equities since
                                                 2001.

                      Christopher Marx; since    Senior Vice President of
                      2005--Senior Vice          the Adviser with which he
                      President of the Adviser   has been associated
                                                 since prior to 2001.

                      John D. Philips; since     Senior Vice President of
                      2005--Senior Vice          the Adviser with which he
                      President of the Adviser   has been associated
                                                 since prior to 2001.

    AllianceBernstein Joseph G. Paul; since      Senior Vice President of
    Small/Mid Cap     2002--Senior Vice          the Adviser since prior to
    Value Fund        President of the Adviser   2001, Chief Investment
                      and Chief Investment       Officer--Small and Mid-
    Small/Mid Cap     Officer of Small and Mid-  Capitalization Value
    Value Investment  Capitalization Value       Equities since July 2002
    Policy Group      Equities and Co-Chief      and Co-Chief Investment
                      Investment Officer of Real Officer of Real Estate
                      Estate Investments         Investments since July
                                                 2004. He is also Chief
                                                 Investment Officer of
                                                 Advanced Value at the
                                                 Adviser since prior to
                                                 2001 and held the same
                                                 position at SCB since
                                                 prior to 2001.

                      James W. MacGregor;        Senior Vice President of
                      since 2005--Senior Vice    the Adviser since prior to
                      President of the Adviser   2001. He is also currently
                      and Director of            Director of Research--
                      Research--Small and Mid    Small and Mid Cap Value
                      Cap Value Equities         Equities.

                      Andrew J. Weiner; since    Senior Vice President of
                      2005--Senior Vice          the Adviser since prior to
                      President of the Adviser   2001.

    AllianceBernstein Sharon E. Fay; since       Executive Vice President
    International     2005--Executive Vice       and Chief Investment
    Value Fund        President of the Adviser   Officer of Global Value
                      and Chief Investment       Equities since June 2003
    International     Officer of Global Value    and of UK and European
    Value Investment  Equities                   Value Equities at the
    Policy Group                                 Adviser since prior to
                                                 2001. She chairs the
                                                 Global, European and
                                                 U.K. Value Investment
                                                 Policy Groups since prior
                                                 to 2001.


       Fund and                                      Principal Occupation
      Responsible                                  During the Past Five (5)
         Group          Employee; Year; Title               Years
      -----------    ---------------------------- --------------------------
                     Kevin F. Simms; since        Senior Vice President of
                     inception--Senior Vice       the Adviser since prior to
                     President of the Adviser,    2001 and Co-Chief
                     Co-Chief Investment          Investment Officer of
                     Officer of International     International Value
                     Value Equities and Director  Equities at the Adviser
                     of Research for              since 2003. He is also
                     International Value and      Director of Research for
                     Global Value Equities        International Value and
                                                  Global Value Equities at
                                                  the Adviser since prior to
                                                  2001.

                     Henry S. D'Auria; since      Senior Vice President of
                     2003--Senior Vice            the Adviser since prior to
                     President of the Adviser,    2001, Chief Investment
                     Chief Investment Officer of  Officer of Emerging
                     Emerging Markets Value       Markets Value Equities
                     Equities and Co-Chief        since 2002 and Co-Chief
                     Investment Officer of        Investment Officer of
                     International Value Equities International Value
                                                  Equities of the Adviser
                                                  since June 2003.

                     Giulio A. Martini; since     Senior Vice President of
                     2005--Senior Vice            the Adviser with which he
                     President of the Adviser     has been associated
                                                  since prior to 2001.

   AllianceBernstein Sharon Fay; since 2003--     (see above)
   Global Value      (see above)
   Fund
                     Kevin F. Simms; since        (see above)
   Global Value      inception--(see above)
   Investment
   Policy Group      Henry S. D'Auria; since      (see above)
                     2005--(see above)

                     Giulio A. Martini; since     (see above)
                     2005--(see above)

   AllianceBernstein Joseph G. Paul; since        (see above)
   Real Estate       2004--(see above)
   Investment Fund
                     Teresa Marziano; since       Senior Vice President of
   REIT Investment   2004--Senior Vice            the Adviser since prior to
   Policy Group      President of the Adviser     2001 and Co-Chief
                     and Co-Chief Investment      Investment Officer of Real
                     Officer of Real Estate       Estate Investments since
                     Investments                  July 2004.


Additional Information about the Portfolio Managers may be found in each Fund's SAI.


LEGAL PROCEEDINGS
As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P.; AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, AllianceBernstein Holding L.P. and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, AllianceBernstein Holding L.P., AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Compliant was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections

206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendant's motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

TRANSFER AGENCY SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries. The Funds, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.20% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income"--as further defined in the Funds' SAI--will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."


CONVERSION FEATURE
--------------------------------------------------------------------------------


As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.


GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Russell 1000(R) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(R) Growth Index and the Russell 1000(R) Value Index.

Russell 2500/TM/ Value Index measures the performance of those Russell 2500 companies (based on capitalization, the smallest 2,500 U.S. companies from among the largest 3,000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Russell 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell Growth 2500(TM) Index and the Russell 2500(TM) Value Index.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                     (This page intentionally left blank.)

                                        Income from Investment Operations             Less Dividends and Distributions
                                   ------------------------------------------  ---------------------------------------------
                                                       Net Gains                          Distributions
                         Net Asset      Net          or Losses on              Dividends  in Excess of    Tax   Distributions
                          Value,     Investment       Investments   Total from  from Net       Net      Return      from
                         Beginning     Income       (both realized  Investment Investment  Investment     of       Capital
Fiscal Year or Period    of Period   (Loss) (a)     and unrealized) Operations   Income      Income     Capital     Gains
---------------------    --------- ----------       --------------- ---------- ---------- ------------- ------- -------------
AllianceBernstein
Value Fund
 Class A
 Year Ended 11/30/05....  $12.63     $ .17               $ .82        $ .99      $(.14)       $-0-       $ -0-     $ (.23)
 Year Ended 11/30/04....   10.96       .14(c)(h)          1.63         1.77       (.10)        -0-         -0-        -0-
 Year Ended 11/30/03....    9.44       .11                1.48         1.59       (.07)        -0-         -0-        -0-
 Year Ended 11/30/02....   10.26       .10                (.87)        (.77)      (.05)        -0-         -0-        -0-
 3/29/01+ to 11/30/01...   10.00       .06(c)              .20          .26        -0-         -0-         -0-        -0-
 Class B
 Year Ended 11/30/05....  $12.50     $ .08(i)            $ .82        $ .90      $(.05)       $-0-       $ -0-     $ (.23)
 Year Ended 11/30/04....   10.86       .05(c)(h)          1.62         1.67       (.03)        -0-         -0-        -0-
 Year Ended 11/30/03....    9.37       .04                1.46         1.50       (.01)        -0-         -0-        -0-
 Year Ended 11/30/02....   10.22       .03                (.87)        (.84)      (.01)        -0-         -0-        -0-
 3/29/01+ to 11/30/01...   10.00       .01(c)              .21          .22        -0-         -0-         -0-        -0-
 Class C
 Year Ended 11/30/05....  $12.51     $ .08               $ .81        $ .89      $(.05)       $-0-       $ -0-     $ (.23)
 Year Ended 11/30/04....   10.86       .05(c)(h)          1.63         1.68       (.03)        -0-         -0-        -0-
 Year Ended 11/30/03....    9.37       .04                1.46         1.50       (.01)        -0-         -0-        -0-
 Year Ended 11/30/02....   10.21       .03                (.86)        (.83)      (.01)        -0-         -0-        -0-
 3/29/01+ to 11/30/01...   10.00       .00(c)(g)           .21          .21        -0-         -0-         -0-        -0-
 Advisor Class
 Year Ended 11/30/05....  $12.70     $ .20               $ .84        $1.04      $(.17)       $-0-       $ -0-     $ (.23)
 Year Ended 11/30/04....   11.01       .17(c)(h)          1.65         1.82       (.13)        -0-         -0-        -0-
 Year Ended 11/30/03....    9.48       .14                1.48         1.62       (.09)        -0-         -0-        -0-
 Year Ended 11/30/02....   10.29       .15                (.90)        (.75)      (.06)        -0-         -0-        -0-
 3/29/01+ to 11/30/01...   10.00       .08(c)              .21          .29        -0-         -0-         -0-        -0-
AllianceBernstein
Small/Mid Cap Value Fund
 Class A
 Year Ended 11/30/05....  $17.23     $ .02(c)            $1.58        $1.60      $ -0-        $-0-       $ -0-     $(1.20)
 Year Ended 11/30/04....   14.62       .01(c)(h)          3.00         3.01        -0-         -0-         -0-       (.40)
 Year Ended 11/30/03....   11.19       .02(c)             3.48         3.50       (.07)        -0-         -0-        -0-
 Year Ended 11/30/02....   11.37       .10(c)             (.11)        (.01)      (.08)        -0-         -0-       (.09)
 3/29/01+ to 11/30/01...   10.00       .09(c)             1.28         1.37        -0-         -0-         -0-        -0-
 Class B
 Year Ended 11/30/05....  $16.97     $(.09)(c)           $1.55        $1.46      $ -0-        $-0-       $ -0-     $(1.20)
 Year Ended 11/30/04....   14.51      (.10)(c)(h)         2.96         2.86        -0-         -0-         -0-       (.40)
 Year Ended 11/30/03....   11.12      (.06)(c)            3.45         3.39        -0-         -0-         -0-        -0-
 Year Ended 11/30/02....   11.33       .01(c)             (.10)        (.09)      (.03)        -0-         -0-       (.09)
 3/29/01+ to 11/30/01...   10.00       .04(c)             1.29         1.33        -0-         -0-         -0-        -0-
 Class C
 Year Ended 11/30/05....  $16.97     $(.09)(c)           $1.54        $1.45      $ -0-        $-0-       $ -0-     $(1.20)
 Year Ended 11/30/04....   14.50      (.10)(c)(h)         2.97         2.87        -0-         -0-         -0-       (.40)
 Year Ended 11/30/03....   11.11      (.06)(c)            3.45         3.39        -0-         -0-         -0-        -0-
 Year Ended 11/30/02....   11.31       .01(c)             (.09)        (.08)      (.03)        -0-         -0-       (.09)
 3/29/01+ to 11/30/01...   10.00       .04(c)             1.27         1.31        -0-         -0-         -0-        -0-
 Advisor Class
 Year Ended 11/30/05....  $17.33     $ .07(c)            $1.59        $1.66      $ -0-        $-0-       $ -0-     $(1.20)
 Year Ended 11/30/04....   14.66       .05(c)(h)          3.02         3.07        -0-         -0-         -0-       (.40)
 Year Ended 11/30/03....   11.23       .06(c)             3.47         3.53       (.10)        -0-         -0-        -0-
 Year Ended 11/30/02....   11.40       .13(c)             (.10)         .03       (.11)        -0-         -0-       (.09)
 3/29/01+ to 11/30/01...   10.00       .12(c)             1.28         1.40        -0-         -0-         -0-        -0-
AllianceBernstein
Growth and Income Fund
 Class A
 Year Ended 10/31/05....  $ 3.48     $ .04               $ .23        $ .27      $(.02)       $-0-       $ -0-     $  -0-
 Year Ended 10/31/04....    3.15       .03(c)(h)           .34          .37       (.03)        -0-         -0-       (.01)
 Year Ended 10/31/03....    2.60       .03                 .56          .59       (.02)        -0-        (.02)       -0-
 Year Ended 10/31/02....    3.42       .03                (.71)        (.68)      (.02)        -0-        (.02)      (.10)
 Year Ended 10/31/01....    4.07       .02                (.39)        (.37)      (.04)        -0-         -0-       (.24)
 Class B
 Year Ended 10/31/05....  $ 3.42     $ .02               $ .22        $ .24      $(.01)       $-0-       $ -0-     $  -0-
 Year Ended 10/31/04....    3.11       .00(c)(g)(h)        .33          .33       (.01)        -0-         -0-       (.01)
 Year Ended 10/31/03....    2.56       .01                 .56          .57       (.01)        -0-        (.01)       -0-
 Year Ended 10/31/02....    3.37       .00                (.69)        (.69)      (.01)        -0-        (.01)      (.10)
 Year Ended 10/31/01....    4.02       .00                (.39)        (.39)      (.02)        -0-         -0-       (.24)
 Class C
 Year Ended 10/31/05....  $ 3.43     $ .02               $ .22        $ .24      $(.01)       $-0-       $ -0-     $  -0-
 Year Ended 10/31/04....    3.11       .00(c)(g)(h)        .34          .34       (.01)        -0-         -0-       (.01)
 Year Ended 10/31/03....    2.57       .01                 .55          .56       (.01)        -0-        (.01)       -0-
 Year Ended 10/31/02....    3.37       .00                (.68)        (.68)      (.01)        -0-        (.01)      (.10)
 Year Ended 10/31/01....    4.02       .00                (.39)        (.39)      (.02)        -0-         -0-       (.24)
 Advisor Class
 Year Ended 10/31/05....  $ 3.49     $ .06               $ .22        $ .28      $(.02)       $-0-       $ -0-     $  -0-
 Year Ended 10/31/04....    3.16       .04(c)(h)           .34          .38       (.04)        -0-         -0-       (.01)
 Year Ended 10/31/03....    2.61       .04                 .56          .60       (.03)        -0-        (.02)       -0-
 Year Ended 10/31/02....    3.43       .04                (.71)        (.67)      (.02)        -0-        (.03)      (.10)
 Year Ended 10/31/01....    4.08       .03                (.39)        (.36)      (.05)        -0-         -0-       (.24)

--------------------------------------------------------------------------------

Please refer to the footnotes on page 62.

    Less Distributions                                           Ratios/Supplemental Data
--------------------------                       --------------------------------------------------------
                                                                             Ratio of Net
                  Total     Net Asset                             Ratio of      Income
Distributions   Dividends    Value,                Net Assets     Expenses      (Loss)
in Excess of       and       End of     Total     End of Period  to Average     Average        Portfolio
Capital Gains Distributions  Period   Return (b) (000's omitted) Net Assets  to Net Assets   Turnover Rate
------------- ------------- --------- ---------- --------------- ----------  -------------   -------------



    $-0-         $ (.37)     $13.25       8.04%    $  230,269       1.16%        1.31%            25%
     -0-           (.10)      12.63      16.26        187,004       1.18(e)      1.17(c)(h)       27
     -0-           (.07)      10.96      16.93        136,924       1.45         1.12             27
     -0-           (.05)       9.44      (7.56)        95,295       1.45          .99             11
     -0-            -0-       10.26       2.60         59,437       1.71*(e)      .79*(c)         14

    $-0-         $ (.28)     $13.12       7.34%    $  160,666       1.82%(j)      .63%(i)         25%
     -0-           (.03)      12.50      15.41        182,244       1.90(e)       .43(c)(h)       27
     -0-           (.01)      10.86      16.03        174,262       2.18          .39             27
     -0-           (.01)       9.37      (8.22)       146,704       2.18          .27             11
     -0-            -0-       10.22       2.20         88,579       2.42*(e)      .08*(c)         14

    $-0-         $ (.28)     $13.12       7.26%    $  101,654       1.86%         .59%            25%
     -0-           (.03)      12.51      15.50         98,512       1.88(e)       .45(c)(h)       27
     -0-           (.01)      10.86      16.03         81,928       2.16          .42             27
     -0-           (.01)       9.37      (8.13)        61,459       2.16          .28             11
     -0-            -0-       10.21       2.10         38,661       2.43*(e)      .06*(c)         14

    $-0-         $ (.40)     $13.34       8.41%    $  262,311        .83%        1.54%            25%
     -0-           (.13)      12.70      16.68        556,117        .88(e)      1.47(c)(h)       27
     -0-           (.09)      11.01      17.28        370,847       1.15         1.42             27
     -0-           (.06)       9.48      (7.30)       232,335       1.23         1.55             11
     -0-            -0-       10.29       2.90         11,447       1.40*(e)     1.14*(c)         14



    $-0-         $(1.20)     $17.63       9.82%    $  418,217       1.15%(e)      .14%(c)         42%
     -0-           (.40)      17.23      21.07        308,303       1.17(e)       .06(c)(h)       31
     -0-           (.07)      14.62      31.50        182,631       1.40(e)       .16(c)          23
     -0-           (.17)      11.19       (.12)       113,070       1.40(e)       .80(c)          30
     -0-            -0-       11.37      13.70         34,883       1.53*(e)     1.29*(c)         15

    $-0-         $(1.20)     $17.23       9.10%    $  255,873       1.85%(e)     (.56)%(c)        42%
     -0-           (.40)      16.97      20.17        257,615       1.87(e)      (.63)(c)(h)      31
     -0-            -0-       14.51      30.49        219,128       2.10(e)      (.52)(c)         23
     -0-           (.12)      11.12       (.87)       168,713       2.10(e)       .11(c)          30
     -0-            -0-       11.33      13.30         56,538       2.23*(e)      .60*(c)         15

    $-0-         $(1.20)     $17.22       9.04%    $  192,237       1.85%(e)     (.55)%(c)        42%
     -0-           (.40)      16.97      20.26        161,634       1.87(e)      (.64)(c)(h)      31
     -0-            -0-       14.50      30.51        109,922       2.10(e)      (.53)(c)         23
     -0-           (.12)      11.11       (.78)        70,467       2.10(e)       .11(c)          30
     -0-            -0-       11.31      13.10         25,437       2.31*(e)      .50*(c)         15

    $-0-         $(1.20)     $17.79      10.13%    $  132,379        .85%(e)      .40%(c)         42%
     -0-           (.40)      17.33      21.43        419,381        .87(e)       .36(c)(h)       31
     -0-           (.10)      14.66      31.75        275,757       1.10(e)       .46(c)          23
     -0-           (.20)      11.23       (.18)       151,308       1.10(e)      1.10(c)          30
     -0-            -0-       11.40      14.00         47,164       1.12*(e)     1.68*(c)         15



    $-0-         $ (.02)     $ 3.73       7.77%    $2,553,632       1.06%        1.19%            63%
     -0-           (.04)       3.48      11.77      2,893,373       1.02(e)       .85(c)(h)       48
     -0-           (.04)       3.15      22.89      3,003,001       1.22          .94             43
     -0-           (.14)       2.60     (20.89)     2,553,700       1.14          .83             75
     -0-           (.28)       3.42      (9.49)     2,914,367       1.09          .64             67

    $-0-         $ (.01)     $ 3.65       6.96%    $1,728,375       1.80%         .47%            63%
     -0-           (.02)       3.42      10.49      2,218,606       1.77(e)       .10(c)(h)       48
     -0-           (.02)       3.11      22.19      2,555,235       1.97          .19             43
     -0-           (.12)       2.56     (21.52)     2,484,499       1.88          .07             75
     -0-           (.26)       3.37     (10.22)     3,360,119       1.84         (.11)            67

    $-0-         $ (.01)     $ 3.66       6.94%    $  675,089       1.79%         .48%            63%
     -0-           (.02)       3.43      10.82        835,755       1.75(e)       .12(c)(h)       48
     -0-           (.02)       3.11      21.71        975,038       1.95          .21             43
     -0-           (.12)       2.57     (21.21)       960,176       1.86          .09             75
     -0-           (.26)       3.37     (10.23)     1,233,033       1.83         (.10)            67

    $-0-         $ (.02)     $ 3.75       8.15%    $  385,823        .75%        1.53%            63%
     -0-           (.05)       3.49      12.00      1,067,879        .73(e)      1.13(c)(h)       48
     -0-           (.05)       3.16      23.15        994,254        .94         1.22             43
     -0-           (.15)       2.61     (20.62)       681,620        .86         1.10             75
     -0-           (.29)       3.43      (9.27)       700,348        .84          .87             67

--------------------------------------------------------------------------------

Please refer to the footnotes on page 62.

                                           Income from Investment Operations             Less Dividends and Distributions
                                       -----------------------------------------  ---------------------------------------------
                                                          Net Gains
                                                         or Losses on                        Distributions
                             Net Asset      Net          Investments              Dividends  in Excess of    Tax   Distributions
                              Value,     Investment     (both realized Total from  from Net       Net      Return      from
                             Beginning     Income            and       Investment Investment  Investment     of       Capital
Fiscal Year or Period        of Period   (Loss) (a)      unrealized)   Operations   Income      Income     Capital     Gains
---------------------        --------- ----------       -------------- ---------- ---------- ------------- ------- -------------
AllianceBernstein
Focused Growth & Income Fund
 Class A
 Year Ended 11/30/05........  $ 14.69    $ .05              $  .93       $  .98     $ (.10)      $ -0-      $ -0-      $(.15)
 Year Ended 11/30/04........    13.27      .10(c)(h)          1.32         1.42        -0-         -0-        -0-        -0-
 Year Ended 11/30/03........    10.85     (.01)               2.43         2.42        -0-         -0-        -0-        -0-
 Year Ended 11/30/02........    13.09     (.01)              (2.23)       (2.24)       -0-         -0-        -0-        -0-
 Year Ended 11/30/01........    11.42     (.07)(c)            1.82         1.75        -0-         -0-        -0-        -0-
 Class B
 Year Ended 11/30/05........  $ 14.20    $(.05)             $  .89       $  .84     $  -0-       $ -0-      $ -0-      $(.15)
 Year Ended 11/30/04........    12.92      -0-(c)(h)(g)       1.28         1.28        -0-         -0-        -0-        -0-
 Year Ended 11/30/03........    10.64     (.10)               2.38         2.28        -0-         -0-        -0-        -0-
 Year Ended 11/30/02........    12.93     (.10)              (2.19)       (2.29)       -0-         -0-        -0-        -0-
 Year Ended 11/30/01........    11.36     (.16)(c)            1.81         1.65        -0-         -0-        -0-        -0-
 Class C
 Year Ended 11/30/05........  $ 14.19    $(.05)             $  .89       $  .84     $  -0-       $ -0-      $ -0-      $(.15)
 Year Ended 11/30/04........    12.91      -0-(c)(h)(g)       1.28         1.28        -0-         -0-        -0-        -0-
 Year Ended 11/30/03........    10.63     (.10)               2.38         2.28        -0-         -0-        -0-        -0-
 Year Ended 11/30/02........    12.92     (.10)              (2.19)       (2.29)       -0-         -0-        -0-        -0-
 Year Ended 11/30/01........    11.34     (.16)(c)            1.82         1.66        -0-         -0-        -0-        -0-
AllianceBernstein
Balanced Shares
 Class A
 Year Ended 11/30/05........  $ 16.81    $ .28              $  .81       $ 1.09     $ (.30)      $ -0-      $-0-.      $ -0-
 Year Ended 11/30/04........    15.13      .31(c)(h)          1.61         1.92       (.24)        -0-        -0-        -0-
 8/01/03 to 11/30/03++......    14.54      .09                 .58          .67       (.08)        -0-        -0-        -0-
 Year Ended 7/31/03.........    13.26      .28                1.32         1.60       (.29)        -0-       (.03)       -0-
 Year Ended 7/31/02(f)......    15.96      .35               (2.35)       (2.00)      (.34)        -0-        -0-       (.36)
 Year Ended 7/31/01.........    15.53      .39                1.16         1.55       (.38)        -0-        -0-       (.74)
 Class B
 Year Ended 11/30/05........  $ 16.00    $ .15              $  .78       $  .93     $ (.19)      $ -0-      $ -0-      $ -0-
 Year Ended 11/30/04........    14.41      .19(c)(h)          1.53         1.72       (.13)        -0-        -0-        -0-
 8/01/03 to 11/30/03++......    13.87      .05                 .55          .60       (.06)        -0-        -0-        -0-
 Year Ended 7/31/03.........    12.68      .17                1.26         1.43       (.22)        -0-       (.02)       -0-
 Year Ended 7/31/02(f)......    15.31      .23               (2.25)       (2.02)      (.25)        -0-        -0-       (.36)
 Year Ended 7/31/01.........    14.96      .26                1.12         1.38       (.29)        -0-        -0-       (.74)
 Class C
 Year Ended 11/30/05........  $ 16.06    $ .15              $  .78       $  .93     $ (.19)      $ -0-      $ -0-      $ -0-
 Year Ended 11/30/04........    14.47      .19(c)(h)          1.53         1.72       (.13)        -0-        -0-        -0-
 8/01/03 to 11/30/03++......    13.92      .05                 .56          .61       (.06)        -0-        -0-        -0-
 Year Ended 7/31/03.........    12.72      .17                1.27         1.44       (.22)        -0-       (.02)       -0-
 Year Ended 7/31/02(f)......    15.36      .23               (2.26)       (2.03)      (.25)        -0-        -0-       (.36)
 Year Ended 7/31/01.........    15.01      .26                1.12         1.38       (.29)        -0-        -0-       (.74)
 Advisor Class
 Year Ended 11/30/05........  $ 16.84    $ .33              $  .82       $ 1.15     $ (.35)      $ -0-      $ -0-      $ -0-
 Year Ended 11/30/04........    15.16      .35(c)(h)          1.61         1.96       (.28)        -0-        -0-        -0-
 8/01/03 to 11/30/03++......    14.56      .10                 .59          .69       (.09)        -0-        -0-        -0-
 Year Ended 7/31/03.........    13.28      .32                1.32         1.64       (.32)        -0-       (.04)       -0-
 Year Ended 7/31/02(f)......    15.98      .37               (2.34)       (1.97)      (.37)        -0-        -0-       (.36)
 Year Ended 7/31/01.........    15.54      .44                1.16         1.60       (.42)        -0-        -0-       (.74)
AllianceBernstein
Utility Income Fund
 Class A
 Year Ended 11/30/05........  $ 15.54    $ .43              $ 2.39       $ 2.82     $ (.54)      $ -0-      $ -0-      $ -0-
 Year Ended 11/30/04........    12.39      .35(c)(h)          3.11         3.46       (.31)        -0-        -0-        -0-
 Year Ended 11/30/03........    11.01      .32(c)             1.30         1.62       (.24)        -0-        -0-        -0-
 Year Ended 11/30/02........    14.17      .27(c)            (3.17)       (2.90)      (.26)        -0-        -0-        -0-
 Year Ended 11/30/01........    17.90      .23               (2.88)       (2.65)      (.97)        -0-       (.11)       -0-
 Class B
 Year Ended 11/30/05........  $ 15.36    $ .30              $ 2.36       $ 2.66     $ (.42)      $ -0-      $ -0-      $ -0-
 Year Ended 11/30/04........    12.24      .25(c)(h)          3.08         3.33       (.21)        -0-        -0-        -0-
 Year Ended 11/30/03........    10.87      .24(c)             1.27         1.51       (.14)        -0-        -0-        -0-
 Year Ended 11/30/02........    13.98      .18(c)            (3.12)       (2.94)      (.17)        -0-        -0-        -0-
 Year Ended 11/30/01........    17.72      .11               (2.84)       (2.73)      (.90)        -0-       (.11)       -0-
 Class C
 Year Ended 11/30/05........  $ 15.40    $ .30              $ 2.36       $ 2.66     $ (.42)      $ -0-      $ -0-      $ -0-
 Year Ended 11/30/04........    12.27      .25(c)(h)          3.09         3.34       (.21)        -0-        -0-        -0-
 Year Ended 11/30/03........    10.89      .24(c)             1.28         1.52       (.14)        -0-        -0-        -0-
 Year Ended 11/30/02........    14.00      .18(c)            (3.12)       (2.94)      (.17)        -0-        -0-        -0-
 Year Ended 11/30/01........    17.74      .11               (2.84)       (2.73)      (.90)        -0-       (.11)       -0-
 Advisor Class
 Year Ended 11/30/05........  $ 15.61    $ .46              $ 2.42       $ 2.88     $ (.58)      $ -0-      $ -0-      $ -0-
 Year Ended 11/30/04........    12.44      .39(c)(h)          3.13         3.52       (.35)        -0-        -0-        -0-
 Year Ended 11/30/03........    11.07      .37(c)             1.28         1.65       (.28)        -0-        -0-        -0-
 Year Ended 11/30/02........    14.23      .33(c)            (3.19)       (2.86)      (.30)        -0-        -0-        -0-
 Year Ended 11/30/01........    17.97      .27               (2.89)       (2.62)     (1.00)        -0-       (.12)       -0-

--------------------------------------------------------------------------------

Please refer to the footnotes on page 62.

    Less Distributions                                           Ratios/Supplemental Data
--------------------------                       -------------------------------------------------------

                                                                            Ratio of Net
                  Total     Net Asset                             Ratio of     Income
Distributions   Dividends    Value,                Net Assets,    Expenses     (Loss)
in Excess of       and       End of     Total     End of Period  to Average  to Average       Portfolio
Capital Gains Distributions  Period   Return (b) (000's Omitted) Net Assets  Net Assets     Turnover Rate
------------- ------------- --------- ---------- --------------- ---------- ------------    -------------


    $ -0-        $ (.25)     $15.42       6.67%     $175,285        1.27%        .36%            152%
      -0-           -0-       14.69      10.70       224,377        1.19(e)      .73(c)(h)       132
      -0-           -0-       13.27      22.30       163,169        1.51        (.12)            159
      -0-           -0-       10.85     (17.11)       75,413        1.59        (.10)            218
     (.08)         (.08)      13.09      15.40        76,617        1.85(e)     (.55)(c)         299


    $ -0-        $ (.15)     $14.89       5.90%     $164,194        2.00%       (.37)%           152%
      -0-           -0-       14.20       9.91       202,459        1.92(e)     (.03)(c)(h)      132
      -0-           -0-       12.92      21.43       183,098        2.25        (.87)            159
      -0-           -0-       10.64     (17.71)      110,968        2.32        (.84)            218
     (.08)         (.08)      12.93      14.60        98,204        2.55(e)    (1.28)(c)         299


    $ -0-        $ (.15)     $14.88       5.90%     $ 67,622        1.99%       (.36)%           152%
      -0-           -0-       14.19       9.91        82,312        1.90(e)     (.01)(c)(h)      132
      -0-           -0-       12.91      21.45        71,348        2.22        (.84)            159
      -0-           -0-       10.63     (17.72)       37,810        2.30        (.82)            218
     (.08)         (.08)      12.92      14.71        35,790        2.56(e)    (1.28)(c)         299


    $ -0-        $ (.30)     $17.60       6.55%     $935,414        1.04%       1.64%             57%
      -0-          (.24)      16.81      12.78       788,685         .97(e)     1.93(c)(h)        58
      -0-          (.08)      15.13       4.62       587,685        1.07*       1.84*             29
      -0-          (.32)      14.54      12.29       525,637        1.12        2.04              62
      -0-          (.70)      13.26     (12.91)      384,212        1.10        2.36              79
      -0-         (1.12)      15.96      10.42       282,874        1.17        2.46              63


    $ -0-        $ (.19)     $16.74       5.82%     $571,214        1.76%        .90%             57%
      -0-          (.13)      16.00      11.97       590,890        1.70(e)     1.22(c)(h)        58
      -0-          (.06)      14.41       4.33       534,752        1.81*       1.14*             29
      -0-          (.24)      13.87      11.44       488,365        1.86        1.30              62
      -0-          (.61)      12.68     (13.53)      385,868        1.84        1.61              79
      -0-         (1.03)      15.31       9.63       277,138        1.93        1.70              63


    $ -0-        $ (.19)     $16.80       5.80%     $181,746        1.76%        .91%             57%
      -0-          (.13)      16.06      11.92       174,040        1.69(e)     1.23(c)(h)        58
      -0-          (.06)      14.47       4.39       162,243        1.80*       1.15*             29
      -0-          (.24)      13.92      11.49       150,188        1.85        1.32              62
      -0-          (.61)      12.72     (13.55)      131,761        1.84        1.61              79
      -0-         (1.03)      15.36       9.59       109,592        1.93        1.71              63


    $ -0-        $ (.35)     $17.64       6.89%     $115,873         .74%       1.92%             57%
      -0-          (.28)      16.84      13.07       112,040         .67(e)     2.19(c)(h)        58
      -0-          (.09)      15.16       4.75       107,440         .78*       2.11*             29
      -0-          (.36)      14.56      12.57       105,567         .83        2.36              62
      -0-          (.73)      13.28     (12.67)      101,017         .85        2.79              79
      -0-         (1.16)      15.98      10.75         5,446         .91        2.75              63


    $ -0-        $ (.54)     $17.82      18.42%     $ 77,696        1.44%       2.54%             47%
      -0-          (.31)      15.54      28.37        62,166        1.39(e)     2.59(c)(h)        45
      -0-          (.24)      12.39      14.89        52,188        1.50(e)     2.79(c)           74
      -0-          (.26)      11.01     (20.65)       48,908        1.50(e)     2.18(c)           99
      -0-         (1.08)      14.17     (15.75)       73,487        1.46        1.38              21


    $ -0-        $ (.42)     $17.60      17.55%     $111,371        2.15%       1.80%             47%
      -0-          (.21)      15.36      27.50       112,838        2.13(e)     1.84(c)(h)        45
      -0-          (.14)      12.24      13.99       109,717        2.20(e)     2.08(c)           74
      -0-          (.17)      10.87     (21.18)      112,372        2.20(e)     1.49(c)           99
      -0-         (1.01)      13.98     (16.38)      181,338        2.17         .67              21


    $ -0-        $ (.42)     $17.64      17.50%     $ 45,175        2.15%       1.82%             47%
      -0-          (.21)      15.40      27.52        37,137        2.10(e)     1.88(c)(h)        45
      -0-          (.14)      12.27      14.06        32,680        2.20(e)     2.09(c)           74
      -0-          (.17)      10.89     (21.15)       32,013        2.20(e)     1.50(c)           99
      -0-         (1.01)      14.00     (16.36)       49,259        2.17         .68              21


    $ -0-        $ (.58)     $17.91      18.76%     $  3,044        1.13%       2.76%             47%
      -0-          (.35)      15.61      28.79         2,191        1.10(e)     2.88(c)(h)        45
      -0-          (.28)      12.44      15.12         2,312        1.20(e)     3.21(c)           74
      -0-          (.30)      11.07     (20.32)        2,563        1.20(e)     2.49(c)           99
      -0-         (1.12)      14.23     (15.58)        3,890        1.16        1.65              21

--------------------------------------------------------------------------------

Please refer to the footnotes on page 62.

                                         Income from Investment Operations           Less Dividends and Distributions
                                      --------------------------------------  ---------------------------------------------
                                                      Net Gains
                                                     or Losses on                        Distributions
                            Net Asset    Net         Investments              Dividends  in Excess of    Tax   Distributions
                             Value,   Investment    (both realized Total from  from Net       Net      Return      from
                            Beginning   Income           and       Investment Investment  Investment     of       Capital
Fiscal Year or Period       of Period (Loss) (a)     unrealized)   Operations   Income      Income     Capital     Gains
---------------------       --------- ----------    -------------- ---------- ---------- ------------- ------- -------------
AllianceBernstein
Real Estate Investment Fund
 Class A
 Year Ended 11/30/05.......  $19.15     $ .32           $ 2.87       $ 3.19     $(.30)       $-0-       $ -0-      $ -0-
 Year Ended 11/30/04.......   14.90       .27(c)(h)       4.50         4.77      (.52)        -0-         -0-        -0-
 Year Ended 11/30/03.......   11.52       .37             3.53         3.90      (.52)        -0-         -0-        -0-
 Year Ended 11/30/02.......   11.47       .34              .23          .57      (.32)        -0-        (.20)       -0-
 Year Ended 11/30/01.......   10.70       .32              .97         1.29      (.32)        -0-        (.20)       -0-
 Class B
 Year Ended 11/30/05.......  $19.01     $ .18           $ 2.82       $ 3.00     $(.17)       $-0-       $ -0-      $ -0-
 Year Ended 11/30/04.......   14.84       .20(c)(h)       4.42         4.62      (.45)        -0-         -0-        -0-
 Year Ended 11/30/03.......   11.48       .30             3.51         3.81      (.45)        -0-         -0-        -0-
 Year Ended 11/30/02.......   11.44       .28              .21          .49      (.28)        -0-        (.17)       -0-
 Year Ended 11/30/01.......   10.68       .28              .93         1.21      (.28)        -0-        (.17)       -0-
 Class C
 Year Ended 11/30/05.......  $19.03     $ .18           $ 2.85       $ 3.03     $(.17)       $-0-       $ -0-      $ -0-
 Year Ended 11/30/04.......   14.86       .18(c)(h)       4.44         4.62      (.45)        -0-         -0-        -0-
 Year Ended 11/30/03.......   11.49       .29             3.53         3.82      (.45)        -0-         -0-        -0-
 Year Ended 11/30/02.......   11.46       .28              .20          .48      (.28)        -0-        (.17)       -0-
 Year Ended 11/30/01.......   10.69       .28              .94         1.22      (.28)        -0-        (.17)       -0-
 Advisor Class
 Year Ended 11/30/05.......  $19.04     $ .29           $ 2.94       $ 3.23     $(.36)       $-0-       $ -0-      $ -0-
 Year Ended 11/30/04.......   14.83       .32(c)(h)       4.47         4.79      (.58)        -0-         -0-        -0-
 Year Ended 11/30/03.......   11.48       .40             3.53         3.93      (.58)        -0-         -0-        -0-
 Year Ended 11/30/02.......   11.46       .21              .39          .60      (.36)        -0-        (.22)       -0-
 Year Ended 11/30/01.......   10.71       .37              .96         1.33      (.37)        -0-        (.21)       -0-
AllianceBernstein
International Value Fund
 Class A
 Year Ended 11/30/05.......  $16.22     $ .26           $ 2.15       $ 2.41     $(.17)       $-0-       $ -0-      $(.36)
 Year Ended 11/30/04.......   12.82       .16(c)(h)       3.37         3.53      (.13)        -0-         -0-        -0-
 Year Ended 11/30/03.......    9.83       .13(c)          2.96         3.09      (.10)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.64       .07(c)           .12(d)       .19       -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00       .04(c)          (.40)        (.36)      -0-         -0-         -0-        -0-
 Class B
 Year Ended 11/30/05.......  $15.99     $ .16           $ 2.11       $ 2.27     $(.09)       $-0-       $ -0-      $(.36)
 Year Ended 11/30/04.......   12.67       .07(c)(h)       3.32         3.39      (.07)        -0-         -0-        -0-
 Year Ended 11/30/03.......    9.75       .07(c)          2.92         2.99      (.07)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.62       .00(c)(g)        .13(d)       .13       -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00       .00(c)(g)       (.38)        (.38)      -0-         -0-         -0-        -0-
 Class C
 Year Ended 11/30/05.......  $15.99     $ .16           $ 2.11       $ 2.27     $(.09)       $-0-       $ -0-      $(.36)
 Year Ended 11/30/04.......   12.67       .06(c)(h)       3.33         3.39      (.07)        -0-         -0-        -0-
 Year Ended 11/30/03.......    9.75       .06(c)          2.93         2.99      (.07)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.60       .01(c)           .14(d)       .15       -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00       .00(c)(g)       (.40)        (.40)      -0-         -0-         -0-        -0-
 Advisor Class
 Year Ended 11/30/05.......  $16.41     $ .37           $ 2.12       $ 2.49     $(.20)       $-0-       $ -0-      $(.36)
 Year Ended 11/30/04.......   12.96       .21(c)(h)       3.40         3.61      (.16)        -0-         -0-        -0-
 Year Ended 11/30/03.......    9.92       .18(c)          2.97         3.15      (.11)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.68       .17(c)           .07(d)       .24       -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00       .04(c)          (.36)        (.32)      -0-         -0-         -0-        -0-
AllianceBernstein
Global Value Fund
 Class A
 Year Ended 11/30/05.......  $12.61     $ .15           $ 1.68       $ 1.83     $(.16)       $-0-       $ -0-      $(.41)
 Year Ended 11/30/04.......   10.52       .11(c)(h)       2.09         2.20      (.11)        -0-         -0-        -0-
 Year Ended 11/30/03.......    8.57       .10(c)          1.91         2.01      (.06)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.64       .05(c)         (1.12)       (1.07)      -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00      (.02)(c)         (.34)        (.36)      -0-         -0-         -0-        -0-
 Class B
 Year Ended 11/30/05.......  $12.45     $ .05           $ 1.66       $ 1.71     $(.09)       $-0-       $ -0-      $(.41)
 Year Ended 11/30/04.......   10.39       .03(c)(h)       2.07         2.10      (.04)        -0-         -0-        -0-
 Year Ended 11/30/03.......    8.47       .03(c)          1.90         1.93      (.01)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.59      (.01)(c)        (1.11)       (1.12)      -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00      (.06)(c)         (.35)        (.41)      -0-         -0-         -0-        -0-
 Class C
 Year Ended 11/30/05.......  $12.46     $ .05           $ 1.66       $ 1.71     $(.09)       $-0-       $ -0-      $(.41)
 Year Ended 11/30/04.......   10.40       .03(c)(h)       2.07         2.10      (.04)        -0-         -0-        -0-
 Year Ended 11/30/03.......    8.48       .04(c)          1.89         1.93      (.01)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.61       .00(c)(g)      (1.13)       (1.13)      -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00      (.06)(c)         (.33)        (.39)      -0-         -0-         -0-        -0-
 Advisor Class
 Year Ended 11/30/05.......  $12.66     $ .19           $ 1.68       $ 1.87     $(.19)       $-0-       $ -0-      $(.41)
 Year Ended 11/30/04.......   10.56       .14(c)(h)       2.10         2.24      (.14)        -0-         -0-        -0-
 Year Ended 11/30/03.......    8.60       .13(c)          1.91         2.04      (.08)        -0-         -0-        -0-
 Year Ended 11/30/02.......    9.65       .12(c)         (1.17)       (1.05)      -0-         -0-         -0-        -0-
 3/29/01+ to 11/30/01......   10.00      (.01)(c)         (.34)        (.35)      -0-         -0-         -0-        -0-

--------------------------------------------------------------------------------

Please refer to the footnotes on page 62.

    Less Distributions                                           Ratios/Supplemental Data
--------------------------                       -------------------------------------------------------

                                                                  Ratio of   Ratio of Net
                  Total     Net Asset                             Expenses      Income
Distributions   Dividends    Value,                Net Assets,       to         (Loss)
in Excess of       and       End of     Total     End of Period   Average     to Average      Portfolio
Capital Gains Distributions  Period   Return (b) (000's Omitted) Net Assets   Net Assets    Turnover Rate
------------- ------------- --------- ---------- --------------- ----------  ------------   -------------


    $-0-          $(.30)     $22.04      16.83%    $  128,890       1.35%        1.58%           46%
     -0-           (.52)      19.15      32.70         88,162       1.31(e)      1.67(c)(h)      39
     -0-           (.52)      14.90      34.89         57,701       1.74         2.84            30
     -0-           (.52)      11.52       4.85         35,626       1.75         2.87            37
     -0-           (.52)      11.47      12.33         22,422       1.78         2.84            40

    $-0-          $(.17)     $21.84      15.89%    $   79,207       2.05%         .91%           46%
     -0-           (.45)      19.01      31.69        107,943       2.03(e)      1.22(c)(h)      39
     -0-           (.45)      14.84      34.05        106,147       2.47         2.40            30
     -0-           (.45)      11.48       4.15         99,370       2.47         2.35            37
     -0-           (.45)      11.44      11.53         98,014       2.50         2.53            40

    $-0-          $(.17)     $21.89      16.04%    $   51,900       2.04%         .91%           46%
     -0-           (.45)      19.03      31.65         56,543       2.02(e)      1.11(c)(h)      39
     -0-           (.45)      14.86      34.10         47,698       2.46         2.31            30
     -0-           (.45)      11.49       4.06         35,845       2.46         2.35            37
     -0-           (.45)      11.46      11.62         34,699       2.49         2.50            40

    $-0-          $(.36)     $21.91      17.17%    $    3,097        .95%        1.54%           46%
     -0-           (.58)      19.04      33.07        159,321       1.00(e)      1.97(c)(h)      39
     -0-           (.58)      14.83      35.40        102,135       1.44         3.17            30
     -0-           (.58)      11.48       5.12         59,459       1.51         1.73            37
     -0-           (.58)      11.46      12.74          1,831       1.48         3.27            40



    $-0-          $(.53)     $18.10      15.31%    $1,262,495       1.20%(e)     1.57%(c)        26%
     -0-           (.13)      16.22      27.77        455,933       1.20(e)      1.12(c)(h)      22
     -0-           (.10)      12.82      31.80        180,443       1.20(e)      1.22(c)         20
     -0-            -0-        9.83       1.97         74,193       1.20(e)       .74(c)         23
     -0-            -0-        9.64      (3.60)         3,990       1.44*(e)      .62*(c)        11

    $-0-          $(.45)     $17.81      14.52%    $  192,192       1.90%(e)      .98%(c)        26%
     -0-           (.07)      15.99      26.83        136,980       1.90(e)       .47(c)(h)      22
     -0-           (.07)      12.67      30.85         84,809       1.90(e)       .61(c)         20
     -0-            -0-        9.75       1.35         51,608       1.90(e)      (.03)(c)        23
     -0-            -0-        9.62      (3.80)         2,220       2.19*(e)     (.05)*(c)       11

    $-0-          $(.45)     $17.81      14.52%    $  315,390       1.90%(e)      .95%(c)        26%
     -0-           (.07)      15.99      26.83        143,067       1.90(e)       .46(c)(h)      22
     -0-           (.07)      12.67      30.85         59,753       1.90(e)       .55(c)         20
     -0-            -0-        9.75       1.56         26,663       1.90(e)       .09(c)         23
     -0-            -0-        9.60      (4.00)         1,582       2.23*(e)      .03*(c)        11

    $-0-          $(.56)     $18.34      15.66%    $  712,775        .90%(e)     2.21%(c)        26%
     -0-           (.16)      16.41      28.10      1,082,517        .90(e)      1.48(c)(h)      22
     -0-           (.11)      12.96      32.19        633,688        .90(e)      1.61(c)         20
     -0-            -0-        9.92       2.48        325,800        .90(e)      1.67(c)         23
     -0-            -0-        9.68      (3.20)       167,263        .90*(e)      .65*(c)        11



    $-0-          $(.57)     $13.87      15.09%    $   34,632       1.45%        1.17%           25%
     -0-           (.11)      12.61      21.09         23,536       1.41(e)       .97(c)(h)      38
     -0-           (.06)      10.52      23.64         16,298       1.50(e)      1.05(c)         29
     -0-            -0-        8.57     (11.10)         8,892       1.76(e)       .56(c)         28
     -0-            -0-        9.64      (3.60)         5,923       2.44*(e)     (.27)*(c)       14

    $-0-          $(.50)     $13.66      14.24%    $   16,180       2.19%         .38%           25%
     -0-           (.04)      12.45      20.22          9,007       2.15(e)       .23(c)(h)      38
     -0-           (.01)      10.39      22.82          5,585       2.20(e)       .38(c)         29
     -0-            -0-        8.47     (11.68)         3,673       2.45(e)      (.09)(c)        28
     -0-            -0-        9.59      (4.10)         1,916       3.14*(e)     (.91)*(c)       14

    $-0-          $(.50)     $13.67      14.22%    $    8,648       2.16%         .42%           25%
     -0-           (.04)      12.46      20.20          5,218       2.12(e)       .26(c)(h)      38
     -0-           (.01)      10.40      22.79          3,317       2.20(e)       .39(c)         29
     -0-            -0-        8.48     (11.76)         2,129       2.40(e)      0.00(c)(k)      28
     -0-            -0-        9.61      (3.90)           997       3.15*(e)     (.89)*(c)       14

    $-0-          $(.60)     $13.93      15.40%    $  156,874       1.14%        1.44%           25%
     -0-           (.14)      12.66      21.47        131,710       1.11(e)      1.26(c)(h)      38
     -0-           (.08)      10.56      23.98        100,367       1.20(e)      1.42(c)         29
     -0-            -0-        8.60     (10.88)        74,727       1.23(e)      1.31(c)         28
     -0-            -0-        9.65      (3.50)         1,791       2.10*(e)     (.13)*(c)       14

--------------------------------------------------------------------------------

Please refer to the footnotes on page 62.

+ Commencement of operations.
++Change in fiscal year end.
* Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(c)Net of fees and expenses waived/reimbursed by the Adviser.
(d)In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of gains and losses.
(e)Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:


                                                 2001   2002  2003  2004  2005
                                                -----   ----  ----  ----  ----
 AllianceBernstein Value Fund
 Class A                                         1.74%*   --    --  1.32%   --
 Class B                                         2.46%*   --    --  2.04%   --
 Class C                                         2.47%*   --    --  2.03%   --
 Advisor Class                                   1.44%*   --    --  1.02%   --
 AllianceBernstein Small/Mid Cap Value Fund
 Class A                                         2.41%* 1.81% 1.79% 1.58% 1.44%
 Class B                                         3.10%* 2.53% 2.54% 2.32% 2.16%
 Class C                                         3.40%* 2.51% 2.50% 2.30% 2.15%
 Advisor Class                                   2.01%* 1.54% 1.49% 1.28% 1.09%
 AllianceBernstein Focused Growth & Income Fund
 Class A                                         1.88%    --    --  1.34%   --
 Class B                                         2.60%    --    --  2.07%   --
 Class C                                         2.60%    --    --  2.05%   --
 AllianceBernstein Balanced Shares Fund
 Class A                                           --     --    --  1.00%   --
 Class B                                           --     --    --  1.73%   --
 Class C                                           --     --    --  1.73%   --
 Advisor Class                                     --     --    --   .71%   --
 AllianceBernstein Real Estate Investment Fund
 Class A                                           --     --    --  1.55%   --
 Class B                                           --     --    --  2.27%   --
 Class C                                           --     --    --  2.26%   --
 Advisor Class                                     --     --    --  1.25%   --
 AllianceBernstein Utility Income Fund
 Class A                                           --   1.61% 1.70% 1.53%   --
 Class B                                           --   2.34% 2.44% 2.27%   --
 Class C                                           --   2.33% 2.42% 2.25%   --
 Advisor Class                                     --   1.31% 1.41% 1.24%   --
 AllianceBernstein International Value Fund
 Class A                                         5.11%* 2.19% 1.93% 1.64% 1.37%
 Class B                                         7.84%* 2.84% 2.71% 2.39% 2.09%
 Class C                                         8.77%* 2.90% 2.65% 2.35% 2.07%
 Advisor Class                                   2.26%* 1.75% 1.63% 1.34% 1.04%
 AllianceBernstein Global Value Fund
 Class A                                         8.10%* 2.59% 1.89% 1.65%   --
 Class B                                        11.12%* 3.29% 2.64% 2.39%   --
 Class C                                        12.33%* 3.16% 2.60% 2.36%   --
 Advisor Class                                   9.39%* 1.85% 1.59% 1.35%   --
 AllianceBernstein Growth & Income Fund
 Class A                                           --     --    --  1.13%   --
 Class B                                           --     --    --  1.88%   --
 Class C                                           --     --    --  1.86%   --
 Advisor Class                                     --     --    --   .84%   --


(f)As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of the change to Class A, Class B and Class C was to decrease net investment income by $.01 per share and increase net unrealized gains and losses by $.01 per share; the effect of this change to Advisor Class was to decrease net investment income by $.02 per share and increase net unrealized gains and losses by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class, and from 2.89% to 2.79% for Advisor Class, Per share ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.
(g)Amount is less than $.005.
(h)Net of fees and expenses waived/reimbursed by the Transfer Agent.
(i)Net fees and expenses waived by the Distributor.
(j)Net of fees and expenses waived by the Distributor. If the AB Value Fund had borne all expenses, the expense ratio for Class B would have been 1.87% for 2005.
(k)Amount is less than .005%.

APPENDIX A
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Funds." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                            AllianceBernstein Value Fund
-------------------------------------------------------------------------------------
                        Hypothetical                                     Hypothetical
           Hypothetical Performance   Investment                            Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses  Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  538.61        $ 9,940.14
2           $ 9,940.14   $  497.01    $10,437.15         $  117.94        $10,319.21
3           $10,319.21   $  515.96    $10,835.17         $  122.44        $10,712.73
4           $10,712.73   $  535.64    $11,248.37         $  127.11        $11,121.26
5           $11,121.26   $  556.06    $11,677.32         $  131.95        $11,545.37
6           $11,545.37   $  577.27    $12,122.64         $  136.99        $11,985.65
7           $11,985.65   $  599.28    $12,584.93         $  142.21        $12,442.72
8           $12,442.72   $  622.14    $13,064.86         $  147.63        $12,917.23
9           $12,917.23   $  645.86    $13,563.09         $  153.26        $13,409.83
10          $13,409.83   $  670.49    $14,080.32         $  159.11        $13,921.21
-------------------------------------------------------------------------------------
Cumulative               $5,698.46                       $1,777.25



                      AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------------
                        Hypothetical                                      Hypothetical
           Hypothetical Performance   Investment                             Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses*  Investment
----       ------------ ------------ ------------- ---------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  540.62         $ 9,938.13
2           $ 9,938.13   $  496.91    $10,435.04         $  145.05         $10,289.99
3           $10,289.99   $  514.50    $10,804.49         $  150.18         $10,654.31
4           $10,654.31   $  532.72    $11,187.03         $  155.50         $11,031.53
5           $11,031.53   $  551.58    $11,583.11         $  161.01         $11,422.10
6           $11,422.10   $  571.11    $11,993.21         $  166.71         $11,826.50
7           $11,826.50   $  591.33    $12,417.83         $  172.61         $12,245.22
8           $12,245.22   $  612.26    $12,857.48         $  178.72         $12,678.76
9           $12,678.76   $  633.94    $13,312.70         $  185.05         $13,127.65
10          $13,127.65   $  656.38    $13,784.03         $  191.60         $13,592.43
--------------------------------------------------------------------------------------
Cumulative               $5,639.48                       $2,047.05



                      AllianceBernstein Growth and Income Fund
-------------------------------------------------------------------------------------
                        Hypothetical                                     Hypothetical
           Hypothetical Performance   Investment                            Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses  Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  527.55        $ 9,951.20
2           $ 9,951.20   $  497.56    $10,448.76         $  106.58        $10,342.18
3           $10,342.18   $  517.11    $10,859.29         $  110.76        $10,748.53
4           $10,748.53   $  537.43    $11,285.96         $  115.12        $11,170.84
5           $11,170.84   $  558.54    $11,729.38         $  119.64        $11,609.74
6           $11,609.74   $  580.49    $12,190.23         $  124.34        $12,065.89
7           $12,065.89   $  603.29    $12,669.18         $  129.23        $12,539.95
8           $12,539.95   $  627.00    $13,166.95         $  134.30        $13,032.65
9           $13,032.65   $  651.63    $13,684.28         $  139.58        $13,544.70
10          $13,544.70   $  677.24    $14,221.94         $  145.06        $14,076.88
-------------------------------------------------------------------------------------
Cumulative               $5,729.04                       $1,652.16

                   AllianceBernstein Focused Growth & Income Fund
-------------------------------------------------------------------------------------
                        Hypothetical                                     Hypothetical
           Hypothetical Performance   Investment                            Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses  Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  547.66        $ 9,931.09
2           $ 9,931.09   $  496.55    $10,427.64         $  127.22        $10,300.42
3           $10,300.42   $  515.02    $10,815.44         $  131.95        $10,683.49
4           $10,683.49   $  534.17    $11,217.66         $  136.86        $11,080.80
5           $11,080.80   $  554.04    $11,634.84         $  141.95        $11,492.89
6           $11,492.89   $  574.64    $12,067.53         $  147.22        $11,920.31
7           $11,920.31   $  596.02    $12,516.33         $  152.70        $12,363.63
8           $12,363.63   $  618.18    $12,981.81         $  158.38        $12,823.43
9           $12,823.43   $  641.17    $13,464.60         $  164.27        $13,300.33
10          $13,300.33   $  665.02    $13,965.35         $  170.38        $13,794.97
-------------------------------------------------------------------------------------
Cumulative               $5,673.56                       $1,878.59

                          AllianceBernstein Balanced Shares
-------------------------------------------------------------------------------------
                        Hypothetical                                     Hypothetical
           Hypothetical Performance   Investment                            Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses  Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  524.53        $ 9,954.22
2           $ 9,954.22   $  497.71    $10,451.93         $  103.47        $10,348.46
3           $10,348.46   $  517.42    $10,865.88         $  107.57        $10,758.31
4           $10,758.31   $  537.92    $11,296.23         $  111.83        $11,184.40
5           $11,184.40   $  559.22    $11,743.62         $  116.26        $11,627.36
6           $11,627.36   $  581.37    $12,208.73         $  120.87        $12,087.86
7           $12,087.86   $  604.39    $12,692.25         $  125.65        $12,566.60
8           $12,566.60   $  628.33    $13,194.93         $  130.63        $13,064.30
9           $13,064.30   $  653.22    $13,717.52         $  135.80        $13,581.72
10          $13,581.72   $  679.09    $14,260.81         $  141.18        $14,119.63
-------------------------------------------------------------------------------------
Cumulative               $5,737.42                       $1,617.79

                        AllianceBernstein Utility Income Fund
-------------------------------------------------------------------------------------
                        Hypothetical                                     Hypothetical
           Hypothetical Performance   Investment                            Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses  Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  563.74        $ 9,915.01
2           $ 9,915.01   $  495.75    $10,410.76         $  143.67        $10,267.09
3           $10,267.09   $  513.35    $10,780.44         $  148.77        $10,631.67
4           $10,631.67   $  531.58    $11,163.25         $  154.05        $11,009.20
5           $11,009.20   $  550.46    $11,559.66         $  159.52        $11,400.14
6           $11,400.14   $  570.01    $11,970.15         $  165.19        $11,804.96
7           $11,804.96   $  590.25    $12,395.21         $  171.05        $12,224.16
8           $12,224.16   $  611.21    $12,835.37         $  177.13        $12,658.24
9           $12,658.24   $  632.91    $13,291.15         $  183.42        $13,107.73
10          $13,107.73   $  655.39    $13,763.12         $  189.93        $13,573.19
-------------------------------------------------------------------------------------
Cumulative               $5,629.66                       $2,056.47

                    AllianceBernstein Real Estate Investment Fund
-------------------------------------------------------------------------------------
                        Hypothetical                                     Hypothetical
           Hypothetical Performance   Investment                            Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses  Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  554.69        $ 9,924.06
2           $ 9,924.06   $  496.20    $10,420.26         $  134.42        $10,285.84
3           $10,285.84   $  514.29    $10,800.13         $  139.32        $10,660.81
4           $10,660.81   $  533.04    $11,193.85         $  144.40        $11,049.45
5           $11,049.45   $  552.47    $11,601.92         $  149.66        $11,452.26
6           $11,452.26   $  572.61    $12,024.87         $  155.12        $11,869.75
7           $11,869.75   $  593.49    $12,463.24         $  160.78        $12,302.46
8           $12,302.46   $  615.12    $12,917.58         $  166.64        $12,750.94
9           $12,750.94   $  637.55    $13,388.49         $  172.71        $13,215.78
10          $13,215.78   $  660.79    $13,876.57         $  179.01        $13,697.56
-------------------------------------------------------------------------------------
Cumulative               $5,654.31                       $1,956.75

                      AllianceBernstein International Value Fund
--------------------------------------------------------------------------------------
                        Hypothetical                                      Hypothetical
           Hypothetical Performance   Investment                             Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses*  Investment
----       ------------ ------------ ------------- ---------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  558.71         $ 9,920.04
2           $ 9,920.04   $  496.00    $10,416.04         $  124.99         $10,291.05
3           $10,291.05   $  514.55    $10,805.60         $  129.67         $10,675.93
4           $10,675.93   $  533.80    $11,209.73         $  134.52         $11,075.21
5           $11,075.21   $  553.76    $11,628.97         $  139.55         $11,489.42
6           $11,489.42   $  574.47    $12,063.89         $  144.77         $11,919.12
7           $11,919.12   $  595.96    $12,515.08         $  150.18         $12,364.90
8           $12,364.90   $  618.25    $12,983.15         $  155.80         $12,827.35
9           $12,827.35   $  641.37    $13,468.72         $  161.62         $13,307.10
10          $13,307.10   $  665.36    $13,972.46         $  167.67         $13,804.79
--------------------------------------------------------------------------------------
Cumulative               $5,672.27                       $1,867.48



                         AllianceBernstein Global Value Fund
-------------------------------------------------------------------------------------
                        Hypothetical                                     Hypothetical
           Hypothetical Performance   Investment                            Ending
Year        Investment    Earnings   After Returns Hypothetical Expenses  Investment
----       ------------ ------------ ------------- --------------------- ------------
1           $10,000.00   $  478.75    $10,053.75         $  569.77        $ 9,908.98
2           $ 9,908.98   $  495.45    $10,404.43         $  149.82        $10,254.61
3           $10,254.61   $  512.73    $10,767.34         $  155.05        $10,612.29
4           $10,612.29   $  530.61    $11,142.90         $  160.46        $10,982.44
5           $10,982.44   $  549.12    $11,531.56         $  166.05        $11,365.51
6           $11,365.51   $  568.28    $11,933.79         $  171.85        $11,761.94
7           $11,761.94   $  588.10    $12,350.04         $  177.84        $12,172.20
8           $12,172.20   $  608.61    $12,780.81         $  184.04        $12,596.77
9           $12,596.77   $  629.84    $13,226.61         $  190.46        $13,036.15
10          $13,036.15   $  651.81    $13,687.96         $  197.11        $13,490.85
-------------------------------------------------------------------------------------
Cumulative               $5,613.30                       $2,122.45



* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:



By Mail: AllianceBernstein Investor Services, Inc.
         P.O. Box 786003
         San Antonio, TX 78278-6003


By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102

On the Internet: www.sec.gov


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.alliancebernstein.com.




            Fund                                       SEC File No.
            ----                                       ------------
            AllianceBernstein Value Fund..............  811-10221
            AllianceBernstein Small/Mid Cap Value Fund  811-10221
            AllianceBernstein Growth and Income Fund..  811-00126
            AllianceBernstein Focused Growth & Income
              Fund....................................  811-09687
            AllianceBernstein Balanced Shares.........  811-00134
            AllianceBernstein Utility Income Fund.....  811-07916
            AllianceBernstein Real Estate Investment
              Fund....................................  811-07707
            AllianceBernstein International Value Fund  811-10221
            AllianceBernstein Global Value Fund.......  811-10221


  Privacy Notice (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and
  (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

  It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


                                                                  PRO-0103-0306

                        VALUE FUNDS - RETIREMENT SHARES
 The AllianceBernstein Value Funds
 A Family of Value-Oriented Mutual Funds


  Domestic Value Funds

                                      [GRAPHIC] AllianceBernstein Value Fund



                                      [GRAPHIC] AllianceBernstein Small/Mid Cap Value Fund



                                      [GRAPHIC] AllianceBernstein Growth and Income Fund



                                      [GRAPHIC] AllianceBernstein Focused Growth & Income Fund



                                      [GRAPHIC] AllianceBernstein Balanced Shares



                                      [GRAPHIC] AllianceBernstein Utility Income Fund



                                      [GRAPHIC] AllianceBernstein Real Estate Investment Fund



  International Value Funds

                                      [GRAPHIC] AllianceBernstein International Value Fund



                                      [GRAPHIC] AllianceBernstein Global Value Fund




 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                                     [LOGO]
                               ALLIANCEBERNSTEIN
                                  Investments




                                                                     Prospectus
                                                                  March 1, 2006

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                     Page

SUMMARY INFORMATION.................................   4

ALLIANCEBERNSTEIN VALUE FUND........................   6

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND..........   8

ALLIANCEBERNSTEIN GROWTH AND INCOME FUND............  10

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME
  FUND..............................................  12

ALLIANCEBERNSTEIN BALANCED SHARES...................  14

ALLIANCEBERNSTEIN UTILITY INCOME FUND...............  16

ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT FUND.......  18

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND..........  20

ALLIANCEBERNSTEIN GLOBAL VALUE FUND.................  22

RISKS SUMMARY.......................................  24

FEES AND EXPENSES OF THE FUNDS......................  26

INVESTING IN THE FUNDS..............................  30
How to Buy Shares...................................  30
The Different Share Class Expenses..................  30
Distribution Arrangements for Group Retirement Plans  31
Payments to Financial Intermediaries................  31
How to Exchange Shares..............................  32
How to Sell or Redeem Shares........................  32
Frequent Purchases and Redemptions of Fund Shares...  32
How the Funds Value their Shares....................  34

MORE INFORMATION ABOUT THE FUNDS AND THEIR
  INVESTMENTS.......................................  35

MANAGEMENT OF THE FUNDS.............................  43

DIVIDENDS, DISTRIBUTIONS AND TAXES..................  47

GENERAL INFORMATION.................................  48

GLOSSARY OF INVESTMENT TERMS........................  49

FINANCIAL HIGHLIGHTS................................  50

APPENDIX A.......................................... A-1
Hypothetical Investment and Expense Information..... A-1

SUMMARY INFORMATION


This prospectus begins with a summary of key information about each of the AllianceBernstein Value Funds. The Summary describes a Fund's objective, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 35.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five and ten years (or over the life of the Fund) compare to those of a broad based securities market index; and

.. how the Fund's performance changed from year to year over the life of the Fund.

                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Fund.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other Value Funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A fund with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, as well as specific risks for a Fund that invests in a particular type of securities, such as investments in non-U.S. securities, small- or mid-capitalization companies or in real estate. The risks of a Fund may be increased by the use of derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Funds is subject to this risk.

GENERAL


.. The Fund's investment adviser is AllianceBernstein L.P., or the "Adviser", a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.


.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Real Estate Investment Fund or AllianceBernstein Utility Income Fund, will not change these policies without 60 days' prior written notice to shareholders.

                     (This page intentionally left blank.)

AllianceBernstein Value Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

This approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by earnings power and dividend-paying capability. The Adviser relies heavily on the fundamental research and analysis of Bernstein's large internal research staff in making investment decisions for the Fund. These investment decisions are the result of the multi-step process described below.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein's company and industry analysts cover a research universe of approximately 650 companies, representing approximately 90% of the capitalization of the Russell 1000/TM/ Value Index.

The research staff identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed and the staff meets regularly with the management, suppliers, clients and competitors of companies in the Fund. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes.

A committee composed of senior investment professionals (the "Investment Policy Group" or "IPG") reviews all analyst research performed for the Fund to ensure that the analysts have appropriately considered the key issues facing each company. In addition, it checks to see that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

For each company in the research universe, Bernstein relates the present value of the company's future free cash flow, as forecasted by Bernstein's analysts, to the current price of the company's stock. Using a dividend discount model and solving for the internal rate of return, Bernstein ranks the securities from highest to lowest. Next, Bernstein considers aggregate portfolio characteristics and risk diversification to decide how much of each security to purchase for the Fund. By evaluating overall sector concentration, capitalization distribution, leverage, degree of undervaluation and other factors, Bernstein selects securities on a risk-adjusted basis to manage overall Fund volatility. The Fund will tend to overweight stocks selected in the top half of the final ranking and will tend to minimize stocks in the bottom half, subject to overall risk diversification.

The degree to which a security is attractive can change as a result of adverse, short-term market reactions to recent events or trends. Negative analysts' earnings-estimate revisions and relative return trends (also called "momentum") tend to reflect deterioration in a company's operating results and often signal poor performance to come; positive revisions and return trends tend to reflect fundamental improvements and positive performance ahead. Bernstein monitors these factors so as to better time purchases and sales of securities.

A security generally will be sold when it reaches fair value on a risk-adjusted basis.


The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

PRINCIPAL RISKS:

..Market Risk        .Foreign Risk
..Derivatives Risk   .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)

--------------------------------------------------------------------------------

                                                        Since
                                            1 Year** Inception**
----------------------------------------------------------------
Class A                                      4.47%*     7.31%
---------- -------------------------------- -------- -----------
Class R                                      5.16%      7.08%
---------- -------------------------------- -------- -----------
Class K                                      5.58%      7.38%
---------- -------------------------------- -------- -----------
Class I                                      5.75%      7.63%
---------- -------------------------------- -------- -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        7.05%      7.20%
---------- -------------------------------- -------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [Chart]


                             Calendar Year End (%)

 96      97      98      99     00     01     02       03      04      05
---     ---     ---    ---     ---    ---    -----    -----   -----   ----
n/a     n/a     n/a    n/a     n/a    n/a   -13.30    29.00   13.31   5.45



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.89%, 2nd quarter, 2003; and Worst quarter was down -18.13%, 3rd quarter, 2002.

AllianceBernstein Small/Mid Cap Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 110 companies. For purposes of this policy, "small- to mid-capitalization companies" are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500/TM/ Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500/TM/ Value Index. Under normal circumstances, the Fund will invest at least 80% of its net assets in these types of securities. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Because the Fund's definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets. As of December 31, 2005, there were approximately 1,700 small- to mid-capitalization companies, representing a market capitalization range from nearly $40 million to approximately $11 billion.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In making investment decisions for the Fund, the Adviser depends heavily on Bernstein's fundamental analysis and the research of its large internal research staff. These investment decisions are the result of the multi-step process described below.

Bernstein's analysts cover a primary research universe of approximately 1,200 largely domestic smaller companies. From this universe, Bernstein, on a daily basis, applies a quantitative screening process that examines a number of factors, such as the price-to-earnings ratio and price-to-book ratio to target approximately 300 companies for further analysis by the research staff and the Fund's portfolio managers. Bernstein then develops earnings estimates and financial models for companies within this targeted group.

Forecasting corporate earnings and dividend-paying capability is at the heart of the fundamental value approach. The research staff identifies and quantifies the critical variables that control a business's performance and uses this research insight to forecast the company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have access to considerable information concerning all of the companies followed. Bernstein's research analysts develop an in-depth understanding of the products, services, markets and competition of those companies considered for purchase. Analysts also develop a good knowledge of the management of those companies. A company's future earnings are typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.


The Fund's portfolio managers carefully review the research process to be sure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

The Fund's portfolio managers, in consultation with the research analysts, also consider aggregate portfolio characteristics when deciding whether to purchase a particular security for the Fund. Bernstein seeks to manage overall Fund volatility relative to the universe of companies that comprise the lowest 20% of the total U.S. market capitalization by favoring promising securities that offer the best balance between return and targeted risk. At times, the Fund may favor or disfavor a particular sector compared to that universe of companies.

To the extent that companies involved in certain sectors may from time to time constitute a material portion of the universe of companies that comprise the lowest 20% of the total U.S. market capitalization, such as financial services and consumer services, the Fund may also invest significantly in these companies.

A disparity between a company's current stock price and Bernstein's assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. To reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also monitors analysts' earnings-estimate revisions and relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

A security generally will be sold when reaches fair value on a risk-adjusted basis. Typically, growth in the size of a company's market capitalization relative to other domestically traded companies will not cause the Fund to dispose of the security.


The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk           .Foreign Risk
..Capitalization Risk   .Currency Risk
..Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                         Since
                                             1 Year** Inception**
-----------------------------------------------------------------
Class A                                       6.94%*    15.78%
----------- -------------------------------- -------- -----------
Class R                                       7.84%     15.62%
----------- -------------------------------- -------- -----------
Class K                                       7.96%     15.85%
----------- -------------------------------- -------- -----------
Class I                                       8.19%     16.12%
----------- -------------------------------- -------- -----------
Russell     (reflects no deduction for fees,
2500(TM)    expenses, or taxes)
Value Index                                   7.74%     14.97%
----------- -------------------------------- -------- -----------
Russell     (reflects no deduction for fees,
2500(TM)    expenses, or taxes)
Index                                         8.11%     12.09%
----------- -------------------------------- -------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [Chart]

                             Calendar Year End (%)

95     96    97    98    99    00     01      02       03      04      05
---    ---   ---   ---   ---   ---    ---    -----    -----   ----     ---
n/a    n/a   n/a   n/a   n/a   n/a    n/a    -8.20    41.92   18.91   7.89



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 20.73%, 2nd quarter, 2003; and Worst quarter was down -20.69%, 3rd quarter, 2002.

AllianceBernstein Growth and Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.



The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the company's ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 65 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:


..Market Risk    .Currency Risk
..Foreign Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 Year** 5 Years** 10 Years**
-------------------------------------------------------------------------
Class A                                      2.78%*    1.98%     10.41%
---------- -------------------------------- -------- --------- ----------
Class R                                      3.47%     1.75%     10.18%
---------- -------------------------------- -------- --------- ----------
Class K                                      4.19%     2.10%     10.51%
---------- -------------------------------- -------- --------- ----------
Class I                                      4.28%     2.33%     10.76%
---------- -------------------------------- -------- --------- ----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        7.05%     5.28%     10.94%
---------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
  Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [Chart]


                             Calendar Year End (%)

 96      97      98      99      00      01       02     03      04      05
-----   -----   -----   -----   -----   -----   ------  -----   -----   ----
24.13   28.86   21.23   10.78   13.64   -1.84   -26.57  31.76   11.92   3.78




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 23.26%, 4th quarter, 1998; and Worst quarter was down -19.68%, 3rd quarter, 2002.

AllianceBernstein Focused Growth & Income Fund
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the companies in the Adviser's extensive research universe and to identify the stocks of companies that offer the best combination of value and potential for price appreciation. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 45 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.


The Fund may invest in securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may enter into forward commitments.

PRINCIPAL RISKS:

..Market Risk    .Currency Risk
..Foreign Risk   .Industry/Sector Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                         Since
                                            1 Year** 5 Years** Inception**
--------------------------------------------------------------------------
Class A                                      0.24%*    4.98%      7.82%
---------- -------------------------------- -------- --------- -----------
Class R                                      1.00%     4.78%      7.61%
---------- -------------------------------- -------- --------- -----------
Class K                                      1.34%     5.05%      7.89%
---------- -------------------------------- -------- --------- -----------
Class I                                      1.58%     5.31%      8.15%
---------- -------------------------------- -------- --------- -----------
Russell    (reflects no deduction for fees,
1000 Value expenses, or taxes)
Index                                        7.05%     5.28%      5.57%
---------- -------------------------------- -------- --------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 12/22/99 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [Chart]


                             Calendar Year End (%)

 96      97      98      99     00     01     02       03      04      05
---     ---     ---    ---     ---    ---    -----    -----   -----   ----
n/a     n/a     n/a    n/a    19.49   6.61  -22.19    39.53   8.86    1.20



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 19.12%, 2nd quarter, 2003; and Worst quarter was down -18.69%, 3rd quarter, 2002.

AllianceBernstein Balanced Shares
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital.

The Fund invests in a diversified portfolio of equity and fixed-income securities. The percentage of the Fund's assets invested in each type of security will vary. Normally, the Fund's investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. The Fund will not purchase a security if as a result less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high yield securities (securities rated below BBB- by Standard & Poor's Rating Services). As an operating policy, the Fund will invest no more than 25% of its investments in high yield debt securities in securities rated CCC- or below.


The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely U.S. companies that are significant participants in their particular industries. As one of the largest multi-national investment firms, the Adviser has access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the managements of most of the companies in its research universe. The Adviser's analysts prepare their own earnings estimates and financial models for each company followed.

In determining a company's intrinsic economic value, the Adviser takes into account many factors that it believes bear on the ability of the company to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks, at least weekly, each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund's portfolio normally will include approximately 45 companies, with substantially all of those companies ranking in the top three deciles of the Adviser's valuation model. Not every security deemed to be undervalued is subsequently purchased by the Fund; undervalued securities are further analyzed before being added to the Fund's portfolio. The Adviser will use its research capability to help best evaluate the potential rewards and risks of investing in competing undervalued securities. It is the interaction between the Adviser's research capabilities and the disciplined value model's perception of value that determines which securities will be purchased or sold by the Fund.

The Adviser recognizes that the perception of what is a "value" stock is relative and the factors considered in determining whether a stock is a "value" stock may, and often will, have differing relative significance in different phases of an economic cycle. Also, at different times, the Fund may be attracted to investments in companies with different market capitalizations (i.e., large, mid or small capitalization) or companies engaged in particular types of business (e.g., banks and other financial institutions), although the Fund does not intend to concentrate in any particular industries or businesses. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund invests in short- and long-term debt securities, including U.S. Government and agency securities and preferred and common stocks in such proportions and of such type as the Adviser deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.


PRINCIPAL RISKS:

..Market Risk          .Allocation Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                    1 Year** 5 Years** 10 Years**
--------------------------------------------------------------------------
Class A                                       3.04%*    5.04%      9.27%
----------- -------------------------------- -------- --------- ----------
Class R                                       3.72%     4.81%      9.05%
----------- -------------------------------- -------- --------- ----------
Class K                                       4.05%     5.08%      9.33%
----------- -------------------------------- -------- --------- ----------
Class I                                       4.32%     5.35%      9.60%
----------- -------------------------------- -------- --------- ----------
Russell     (reflects no deduction for fees,
1000 Value  expenses, or taxes)
Index                                         7.05%     5.28%     10.94%
----------- -------------------------------- -------- --------- ----------
Lehman      (reflects no deduction for fees,
Gov't/      expenses, or taxes)
Credit Bond
Index                                         2.37%     6.11%      6.17%
----------- -------------------------------- -------- --------- ----------
Russell     (reflects no deduction for fees,
1000 Value  expenses, or taxes)
Index/
40%
Lehman
Gov't /
Credit Bond
Index                                         5.18%     5.61%      9.03%
----------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
  Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [Chart]


                             Calendar Year End (%)

 96      97      98      99       00      01      02     03      04      05
----    -----   -----   ----    -----    ----   ------  -----   -----   ----
9.36    27.13   15.75   4.90    12.48    1.80   -10.73  22.78   10.16   4.01




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 13.45%, 4th quarter, 1998; and Worst quarter was down -8.30%, 3rd quarter, 2002.

AllianceBernstein Utility Income Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is current income and long-term growth of capital.

The Fund invests primarily in income-producing equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies in the utility industries. The Fund invests in securities of utility companies, including companies in the electric, telecommunications, gas, and water utility industries. The Fund may invest in both U.S. and non-U.S. utility companies, although the Fund will limit its investments in issuers in any one non-U.S. country to no more than 15% of its total assets. The Fund invests at least 65% of its total assets in income-producing securities, but there is otherwise no limit on the allocation of the Fund's investments between equity securities and fixed-income securities. The Fund may maintain up to 35% of its net assets in lower-rated securities.

The Fund seeks to take advantage of the characteristics and historical performance of securities of utility companies, many of which pay regular dividends and increase their common stock dividends over time. The Fund considers a company to be in the utilities industry if, during the most recent twelve-month period, at least 50% of the company's gross revenues, on a consolidated basis, were derived from its utilities activities.

The Fund may invest up to 20% of its net assets in equity and fixed-income securities of domestic and non-U.S. corporate and governmental issuers other than utility companies. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund also may enter into forward commitments and standby commitment agreements.

PRINCIPAL RISKS:

..Market Risk          .Industry/Sector Risk
..Interest Rate Risk   .Foreign Risk
..Credit Risk          .Currency Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                          1 Year** 5 Years** 10 Years**
-----------------------------------------------------------------------
Class A                                    15.15%*   2.28%     10.29%
-------- -------------------------------- -------- --------- ----------
Class R                                    15.94%    2.08%     10.07%
-------- -------------------------------- -------- --------- ----------
Class K                                    16.31%    2.35%     10.35%
-------- -------------------------------- -------- --------- ----------
Class I                                    16.58%    2.61%     10.63%
-------- -------------------------------- -------- --------- ----------
S&P GICS (reflects no deduction for fees,
Utility  expenses, or taxes)
Index                                      16.83%   -2.24%      6.79%
-------- -------------------------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 11/3/03 for Class R shares and 3/1/05 for Class K and
  Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [Chart]

                             Calendar Year End (%)

 96      97      98      99      00       01      02     03      04      05
----    -----   -----   ----    -----    ----   ------  -----   -----   ----
8.28    30.65   24.68   18.01   14.54   -19.28  -19.73  19.40   24.59   16.15



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 15.65%, 4th quarter, 1997; and Worst quarter was down -12.14%, 3rd quarter, 2002.

AllianceBernstein Real Estate Investment Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is total return from long-term growth of capital and income.


The Fund invests primarily in equity securities of real estate investment trusts or "REITS" and other real estate industry companies. Under normal circumstances, the Fund invests at least 80% of its net assets in "REITs" and other real estate industry companies. The Fund invests in real estate companies that the Adviser believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Fund's research and investment process is designed to identify those companies with strong property fundamentals and strong management teams. In selecting real estate equity securities, the Adviser's analysis will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend-paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase real estate equity securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend-payment history, and such other factors that the Adviser may determine from time to time to be relevant.

The Fund may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates ("REMICs") and collateralized mortgage obligations ("CMOs"). The Fund also may invest in short-term investment grade debt securities and other fixed-income securities.

The Fund may enter into derivatives transactions, including options, futures, forwards and swap agreements. The Fund may invest in foreign securities and enter into forward commitments and standby commitment agreements.


PRINCIPAL RISKS:

..Market Risk            .Prepayment Risk
..Industry Sector Risk   .Foreign Risk
..Interest Rate Risk     .Currency Risk
..Credit Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                               Since
                                         1 Year** 5 Years** Inception**
-----------------------------------------------------------------------
Class A                                   10.61%*  18.70%     13.72%
------- -------------------------------- -------- --------- -----------
Class R                                   11.42%   18.47%     13.50%
------- -------------------------------- -------- --------- -----------
Class K                                   11.77%   18.78%     13.79%
------- -------------------------------- -------- --------- -----------
Class I                                   12.07%   19.08%     14.07%
------- -------------------------------- -------- --------- -----------
S&P 500 (reflects no deduction for fees,
Index   expenses, or taxes)                4.91%    0.54%      8.35%
------- -------------------------------- -------- --------- -----------
NAREIT  (reflects no deduction for fees,
Equity  expenses, or taxes)
Index                                     12.16%   19.08%     13.93%
------- -------------------------------- -------- --------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Date is 3/1/05 for Class R, Class K and Class I shares. Class R,
  Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [Chart]

                             Calendar Year End (%)

 96      97      98      99       00     01      02      03      04      05
---     -----   ------  -----   -----   ----    ----    -----   ----    -----
n/a     22.98   -20.22  -6.70    26.58  9.87    2.89   38.57   34.80   11.61



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 16.40%, 4th quarter, 2004; and Worst quarter was down -12.33%, 3rd quarter, 1998.

AllianceBernstein International Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by Bernstein to be undervalued, using a fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value, as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 2,500 international and emerging market companies. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's company and industry analysts develop own earnings estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and analyzes the results in order to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order of the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein also analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

A security generally will be sold when it reaches fair value.

PRINCIPAL RISKS:


..Market Risk     .Emerging Market Risk
..Foreign Risk    .Industry Sector Risk
..Currency Risk   .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments.
The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                                    Since
                                                        1 Year** Inception**
----------------------------------------------------------------------------
Class A                                                  15.76%*   15.86%
------------ ------------------------------------------ -------- -----------
Class R                                                  16.49%    15.61%
------------ ------------------------------------------ -------- -----------
Class K                                                  16.80%    15.91%
------------ ------------------------------------------ -------- -----------
Class I                                                  17.11%    16.20%
------------ ------------------------------------------ -------- -----------
MSCI EAFE    (reflects no deduction for fees, expenses,
Index (net)+ or taxes other than non-U.S. withholding
             taxes)                                      13.54%     8.08%
------------ ------------------------------------------ -------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates are 3/29/01 for Class A shares, 11/3/03 for Class R shares, and 3/1/05 for Class K and Class I shares. Class R, Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
+ The MSCI EAFE Index (net) reflects the reinvestment of dividends net of
  non-U.S. withholding taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [Chart]

                             Calendar Year End (%)

 96      97      98      99     00     01     02       03      04      05
---     ---     ---    ---     ---    ---    -----    -----   -----   -----
n/a     n/a     n/a    n/a     n/a    n/a    -3.20    43.91   24.49   16.76



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 24.07%, 2nd quarter, 2003; and Worst quarter was down -21.15%, 3rd quarter, 2002.

AllianceBernstein Global Value Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is long-term growth of capital.


The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide. The Fund invests in companies that are determined by the Adviser to be undervalued, using Bernstein's fundamental value approach. In selecting securities for the Fund's portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Bernstein's fundamental value approach to equity investing generally defines value as the relationship between a security's current price and its intrinsic economic value as measured by long-term earnings prospects. In each market, this approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power. Accordingly, forecasting corporate earnings, free cash flow and dividend-paying capability is the heart of the fundamental value approach.

Bernstein's fundamental analysis depends heavily upon its large internal research staff. The research staff begins with a global research universe of approximately 3,000 companies worldwide. Teams within the research staff cover a given industry worldwide, to better understand each company's competitive position in a global context.

Bernstein's company and industry analysts develop earnings-estimates and financial models for each company analyzed. Bernstein identifies and quantifies the critical variables that influence a business's performance and uses this research insight to forecast each company's long-term prospects and expected returns. As one of the largest multi-national investment firms, the Adviser and its Bernstein unit have global access to considerable information concerning all of the companies followed, an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most of the companies in the research universe. A company's financial performance is typically projected over a full economic cycle, including a trough and a peak, within the context of forecasts for real economic growth, inflation and interest rate changes. As a result, forecasts of near-term economic events are generally not of major consequence.

Senior investment professionals, including the Fund's portfolio managers, carefully review the research process to ensure that the analysts have appropriately considered key issues facing each company, that forecasts of a company's future are compatible with its history, and that all forecasts use consistent analytic frameworks and economic assumptions.

Once Bernstein has applied its fundamental analysis to determine the intrinsic economic value of each of the companies in its research universe, the companies are ranked in order from the highest to lowest risk-adjusted expected return.

The Fund does not simply purchase the top-ranked securities. Rather, Bernstein considers aggregate portfolio characteristics when deciding how much of each security to purchase for the Fund. Bernstein's quantitative analysts build valuation and risk models to ensure that the Fund's portfolio is constructed to obtain an effective balance of risk and return. By evaluating overall regional, country and currency exposures, sector concentration, degree of undervaluation and other subtle similarities among investments, Bernstein selects those top-ranked securities that also tend to diversify the Fund's risk.

A disparity between a company's current stock price and the assessment of intrinsic value can arise, at least in part, as a result of adverse, short-term market reactions to recent events or trends. In order to reduce the risk that an undervalued security will be purchased before such an adverse market reaction has run its course, Bernstein analyzes relative return trends (also called "momentum") so as to better time new purchases and sales of securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. Bernstein may seek to hedge the currency exposure resulting from securities positions when it finds the current exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency futures contracts or currency forward contracts.

A security generally will be sold when it reaches fair value.

The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities" and enter into forward commitments.

PRINCIPAL RISKS:


..Market Risk     .Emerging Market Risk
..Foreign Risk    .Industry Sector Risk
..Currency Risk   .Derivatives Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                                    Since
                                                        1 Year** Inception**
----------------------------------------------------------------------------
Class A                                                  13.57%*    9.23%
------------ ------------------------------------------ -------- -----------
Class R                                                  14.39%     9.02%
------------ ------------------------------------------ -------- -----------
Class K                                                  14.67%     9.29%
------------ ------------------------------------------ -------- -----------
Class I                                                  14.90%     9.56%
------------ ------------------------------------------ -------- -----------
MSCI         (reflects no deduction for fees, expenses,
World        or taxes other than non-U.S. withholding
Index (net)+ taxes)                                       9.49%     5.43%
------------ ------------------------------------------ -------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Date is 3/1/05 for Class R, Class K and Class I shares. Class R,
  Class K and Class I performance information for periods prior to their inception is the performance of the Fund's Class A shares adjusted to reflect the different expense ratios of Class R, Class K and Class I shares.
+ The MSCI World Index (net) reflects the reinvestment of dividends net of
  non-U.S. withholding taxes.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [Chart]

                             Calendar Year End (%)

 96      97      98      99     00     01     02       03      04      05
---     ---     ---    ---     ---    ---    -----    -----   -----   ----
n/a     n/a     n/a    n/a     n/a    n/a    -14.74   34.86   18.28   14.57



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 20.72%, 2nd quarter, 2003; and Worst quarter was down -20.62%, 3rd quarter, 2002.

RISKS SUMMARY

In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."

MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

INDUSTRY/SECTOR RISK
This is the risk of investments in a particular industry or group of related industries, such as the real estate or utility industry. Market or economic factors affecting that industry could have a major effect on the value of the Fund's investments.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. A Fund's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

DERIVATIVES RISK
The Funds may use derivatives transactions. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

FOREIGN (NON-U.S.) RISK
A Fund's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage or political changes or diplomatic developments could adversely affect a Fund's investments in a country other than the United States. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

ALLOCATION RISK
If a Fund pursues the objective of a portfolio balanced between equity and debt securities, it has the risk that the allocation of these investments may have a more significant effect on the Fund's net asset value when one of these asset classes is performing more poorly than the other.


MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses, including its value approach, in making investment decisions for the Funds, but there is no guarantee that its techniques will produce the intended result.

-------------------------------------------------------------------------------------------------------------------------------
                            Industry/ Capital- Interest        Prepay-                     Emerging                     Manage-
                     Market  Sector   ization    Rate   Credit  ment   Derivatives Foreign  Market  Currency Allocation  ment
Fund                  Risk    Risk      Risk     Risk    Risk   Risk      Risk      Risk     Risk     Risk      Risk     Risk
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Value Fund            .        .        .                                  .         .                .                   .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Small/Mid Cap
 Value Fund            .        .        .                                  .         .                .                   .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Growth and Income
 Fund                  .        .                                                     .                .                   .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Focused Growth &
 Income Fund           .        .        .                                            .                .                   .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Balanced Shares       .                          .       .                           .                .         .         .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Utility Income Fund   .        .                 .       .                                                                .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Real Estate
 Investment Fund       .        .                 .       .       .                   .                .                   .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 International Value
 Fund                  .        .        .                                  .         .       .        .                   .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Value Fund     .        .        .                                  .         .       .        .                   .
-------------------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                                      WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution
  (Rule 12b-1) fees, and operating expenses.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                      Class A  Class R Class K Class I
                                                      Shares   Shares  Shares  Shares
                                                      -------- ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                  None (a)  None    None    None

Maximum Deferred Sales Charge (Load) (as a
 percentage of offering price or redemption proceeds,
 whichever is lower)                                  None (a)  None    None    None

Exchange Fee                                          None      None    None    None

(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Investing in the Funds" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
         -------------------------------------------------------------
         AllianceBernstein Value       Class A Class R Class K Class I
         Fund                          ------- ------- ------- -------
          Management Fees                .55%    .55%    .55%    .55%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .19%    .26%    .20%    .12%
            Other Expenses               .09%    .08%    .13%    .10%
                                        ----    ----    ----    ----
          Total Other Expenses           .28%    .34%    .33%    .22%
                                        ----    ----    ----    ----
          Total Fund Operating
           Expenses (a)                 1.13%   1.39%   1.13%    .77%
                                        ====    ====    ====    ====

                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  535  $  142  $  115   $ 79
After 3 years  $  769  $  440  $  359   $246
After 5 years  $1,021  $  761  $  622   $428
After 10 years $1,741  $1,669  $1,375   $954

         AllianceBernstein Small/      Class A Class R Class K Class I
         Mid Cap Value Fund            ------- ------- ------- -------
          Management Fees                .75%    .75%    .75%    .75%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .25%    .26%    .20%    .12%
            Other Expenses               .09%    .10%    .14%    .17%
                                        ----    ----    ----    ----
          Total Other Expenses           .36%    .36%    .34%    .29%
                                        ----    ----    ----    ----
          Total Fund Operating
           Expenses (a)                 1.39%   1.61%   1.34%   1.04%
                                        ====    ====    ====    ====
          Waiver and/or Expense
           Reimbursement (b)            (.24)%  (.26)%  (.24)%  (.19)%
                                        ----    ----    ----    ----
          Net Expenses                  1.15%   1.35%   1.10%    .85%
                                        ====    ====    ====    ====

                Examples
                Class A  Class R Class K Class I
                -------  ------- ------- -------
After 1 year    $  537   $  137  $  112  $   87
After 3 years*  $  824   $  483  $  401  $  312
After 5 years*  $1,131   $  852  $  711  $  556
After 10 years* $2,003   $1,889  $1,592  $1,254

         AllianceBernstein Growth      Class A Class R Class K Class I
         and Income Fund               ------- ------- ------- -------
          Management Fees                .48%    .48%    .48%    .48%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .28%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .22%    .26%    .20%    .12%
            Other Expenses               .04%    .08%    .05%    .10%
                                        ----    ----     ---    ----
          Total Other Expenses           .26%    .34%    .25%    .22%
                                        ----    ----     ---    ----
          Total Fund Operating
           Expenses (a)                 1.02%   1.32%    .98%    .70%
                                        ====    ====     ===    ====

               Examples
               Class A  Class R Class K Class I
               -------  ------- ------- -------
After 1 year   $  525   $  134  $  100   $ 72
After 3 years  $  736   $  418  $  312   $224
After 5 years  $  964   $  723  $  542   $390
After 10 years $1,620   $1,590  $1,201   $871

         AllianceBernstein Focused     Class A Class R Class K Class I
         Growth & Income Fund          ------- ------- ------- -------
          Management Fees                .55%    .55%    .55%    .55%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .22%    .26%    .20%    .12%
            Other Expenses               .15%    .21%    .16%    .22%
                                        ----    ----    ----    ----
          Total Other Expenses           .37%    .47%    .36%    .34%
                                        ----    ----    ----    ----
          Total Fund Operating
           Expenses (a)                 1.22%   1.52%   1.16%    .89%
                                        ====    ====    ====    ====

               Examples
               Class A  Class R Class K Class I
               -------  ------- ------- -------
After 1 year   $  544   $  155  $  118  $   91
After 3 years  $  796   $  480  $  368  $  284
After 5 years  $1,067   $  829  $  638  $  493
After 10 years $1,840   $1,813  $1,409  $1,096

         AllianceBernstein Balanced    Class A Class R Class K Class I
         Shares                        ------- ------- ------- -------
          Management Fees                .43%    .43%    .43%    .43%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .29%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .20%    .26%    .20%    .12%
            Other Expenses               .07%    .08%    .06%    .11%
                                         ---    ----     ---    ----
          Total Other Expenses           .27%    .34%    .26%    .23%
                                         ---    ----     ---    ----
          Total Fund Operating
           Expenses (a)                  .99%   1.27%    .94%    .66%
                                         ===    ====     ===    ====

               Examples
               Class A  Class R Class K Class I
               -------  ------- ------- -------
After 1 year   $  522   $  129  $   96   $ 67
After 3 years  $  727   $  403  $  300   $211
After 5 years  $  949   $  697  $  520   $368
After 10 years $1,586   $1,534  $1,155   $822

--------------------------------------------------------------------------------
Please refer to the footnotes on page 29.

                              Operating Expenses
         -------------------------------------------------------------
         AllianceBernstein Utility     Class A Class R Class K Class I
         Income Fund                   ------- ------- ------- -------
          Management Fees                .55%    .55%    .55%    .55%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .23%    .26%    .20%    .12%
            Other Expenses               .30%    .31%    .31%    .36%
                                        ----    ----    ----    ----
          Total Other Expenses           .53%    .57%    .51%    .48%
                                        ----    ----    ----    ----
          Total Fund Operating
           Expenses (a)                 1.38%   1.62%   1.31%   1.03%
                                        ====    ====    ====    ====

                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 year   $  560  $  165  $  133  $  105
After 3 years  $  843  $  511  $  415  $  328
After 5 years  $1,148  $  881  $  718  $  569
After 10 years $2,012  $1,922  $1,579  $1,259

         AllianceBernstein Real        Class A Class R Class K Class I
         Estate Investment Fund        ------- ------- ------- -------
          Management Fees                .55%    .55%    .55%    .55%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .24%    .26%    .20%    .12%
            Other Expenses               .20%    .27%    .28%    .33%
                                        ----    ----    ----    ----
          Total Other Expenses           .44%    .53%    .48%    .48%
                                        ----    ----    ----    ----
          Total Fund Operating
           Expenses (a)                 1.29%   1.58%   1.28%   1.00%
                                        ====    ====    ====    ====

               Examples
               Class A  Class R Class K Class I
               -------  ------- ------- -------
After 1 year   $  551   $  161  $  130  $  102
After 3 years  $  817   $  499  $  406  $  318
After 5 years  $1,102   $  860  $  702  $  552
After 10 years $1,915   $1,880  $1,545  $1,225

         AllianceBernstein             Class A Class R Class K Class I
         International Value Fund      ------- ------- ------- -------
          Management Fees                .75%    .75%    .75%    .75%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .17%    .26%    .20%    .12%
            Other Expenses               .11%    .12%    .15%    .14%
                                        ----    ----    ----    ----
          Total Other Expenses           .28%    .38%    .35%    .26%
                                        ----    ----    ----    ----
          Total Fund Operating
           Expenses (a)                 1.33%   1.63%   1.35%   1.01%
                                        ====    ====    ====    ====
          Waiver and/or Expense
           Reimbursement (b)            (.13)%  (.23)%  (.20)%  (.11)%
                                        ----    ----    ----    ----
          Net Expenses                  1.20%   1.40%   1.15%    .90%
                                        ====    ====    ====    ====

                Examples
                Class A  Class R Class K Class I
                -------  ------- ------- -------
After 1 year    $  542   $  143  $  117  $   92
After 3 years*  $  816   $  492  $  408  $  311
After 5 years*  $1,111   $  865  $  720  $  547
After 10 years* $1,948   $1,914  $1,606  $1,226

         AllianceBernstein Global      Class A Class R Class K Class I
         Value Fund                    ------- ------- ------- -------
          Management Fees                .75%    .75%    .75%    .75%
          Distribution and/or
           Shareholder Service (12b-1)
           Fees                          .30%    .50%    .25%   None
          Other Expenses:
            Transfer Agent               .08%    .26%    .20%    .12%
            Other Expenses               .31%    .55%    .33%    .57%
                                        ----    ----    ----    ----
          Total Other Expenses           .39%    .81%    .53%    .69%
                                        ----    ----    ----    ----
          Total Fund Operating
           Expenses (a)                 1.44%   2.06%   1.53%   1.44%
                                        ====    ====    ====    ====
          Waiver and/or Expense
           Reimbursement (b)             .00%   (.36)%  (.08)%  (.24)%
                                        ----    ----    ----    ----
          Net Expense                   1.44%   1.70%   1.45%   1.20%
                                        ====    ====    ====    ====

                Examples
                Class A  Class R Class K Class I
                -------  ------- ------- -------
After 1 year    $  565   $  173  $  148  $  122
After 3 years*  $  861   $  611  $  476  $  432
After 5 years*  $1,178   $1,075  $  827  $  764
After 10 years* $2,076   $2,361  $1,817  $1,704

--------------------------------------------------------------------------------
Please refer to the footnotes on page 29.

(a)Restated to exclude expenses attributable to estimated costs of proxy solicitation that have been incurred during 2005 or that are expected to be incurred in 2006. These amounts for each Fund are as follows:

             Fund                                           Amount
             ----                                           ------
             AllianceBernstein Value Fund                    .02%
             AllianceBernstein Small/Mid Cap Value Fund      .04%
             AllianceBernstein Growth and Income Fund        .05%
             AllianceBernstein Focused Growth & Income Fund  .04%
             AllianceBernstein Balanced Shares               .03%
             AllianceBernstein Utility Income Fund           .04%
             AllianceBernstein Real Estate Investment Fund   .04%
             AllianceBernstein International Value Fund      .02%
             AllianceBernstein Global Value Fund             .01%

(b)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year (which ends
   November 30, 2006) and may be extended by the Adviser for additional one-year terms.
* These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its current period.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.


Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."


HOW TO BUY SHARES
Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates.


Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.


General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A            0.30%
Class R            0.50%
Class K            0.25%
Class I             None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely,

Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program, investments in the Funds' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I shares
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.


In the case of Class A shares, the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.


  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder recordkeeping and/or transfer agency services

  Please read this Prospectus carefully for information on this compensation.


Other Payments for Distribution Services and Educational Support
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2006, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2005, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18,000,00 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.


  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.


As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advest
  A.G. Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Signator Investments
  Securities America
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors/Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Funds that may invest significantly in foreign securities, such as AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, the AllianceBernstein Growth and Income Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Balanced Shares, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage to a greater extent when they invest significantly in small cap securities, technology and other specific industry sector securities. Because they may invest in certain fixed-income securities, AllianceBernstein Balanced Shares, AllianceBernstein Utility Income Fund and AllianceBernstein Real Estate Investment Fund also may be adversely affected by price arbitrage to a greater extent.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and AllianceBernstein Investor Services, Inc. ("ABIS"), maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors or Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.


Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provided additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


Derivatives Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.


.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following.


  --Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract

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 based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:

  --Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


  --Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.


  --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:

  --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

  Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

  --Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

  --Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from

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  the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

  Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

  Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

..  Other Derivative Investments

  --Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These type of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

  The Funds will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

  The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the credit-worthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Convertible Securities Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. A European Currency Unit is a basket of specified amounts of the currencies of the member states of the European Economic Community. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The AllianceBernstein Real Estate Investment Fund may invest significantly in TBA-mortgaged-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities Under current SEC Guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies Subject to the restrictions and limitations of the 1940 Act, a Fund may invest in other investment companies whose investment objectives and policies are substantially similar to those of the Fund. If a Fund acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (including management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Mortgage-Backed Securities and Associated Risks Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of

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their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a Fund that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. AllianceBernstein Real Estate Investment Fund may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the United States Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation, for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations. Mortgage-Backed Securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMICs on a monthly basis. AllianceBernstein Real Estate Investment Fund will not invest in the lowest tranche of CMOs and REMICs.

Typically, CMOs are collateralized by Ginnie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although AllianceBernstein Real Estate Investment Fund does not intend to invest in residual interests.

Additional Risk Considerations for Real Estate Investments Although AllianceBernstein Real Estate Investment Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent.

REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

Additional Risk Considerations for Investments in the Utility Industry The Fund's principal risks include those that arise from its investing primarily in electric utility companies. Factors affecting that industry sector can have a

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significant effect on the Fund's net asset value. The U.S. utilities industry has experienced significant changes in recent years. Regulated electric utility companies in general have been favorably affected by the full or near completion of major construction programs and lower financing costs. In addition, many regulated electric utility companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Regulatory changes, however, could increase costs or impair the ability of nuclear and conventionally fueled generating facilities to operate their facilities and reduce their ability to make dividend payments on their securities. Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes ordinarily lag behind changes in financing costs and can favorably or unfavorably affect the earnings or dividend pay-outs of utilities stocks depending upon whether the rates and costs are declining or rising.

Utility companies historically have been subject to the risks of increases in fuel and other operating costs, high interest costs, costs associated with compliance with environmental and nuclear safety regulations, service interruptions, economic slowdowns, surplus capacity, competition, and regulatory changes. There also can be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. Utility companies are subject to regulation by various authorities and may be affected by the imposition of special tariffs and changes in tax laws. To the extent that rates are established or reviewed by governmental authorities, utility companies are subject to the risk that such authorities will not authorize increased rates. Because of the Fund's policy of concentrating its investments in utility companies, the Fund is more susceptible than most other mutual funds to economic, political or regulatory occurrences affecting the utilities industry.

Non-U.S. utility companies, like those in the U.S., are generally subject to regulation, although the regulation may or may not be comparable to domestic regulations. Non-U.S. utility companies in certain countries may be more heavily regulated by their respective governments than utility companies located in the U.S. As in the U.S., non-U.S. utility companies generally are required to seek government approval for rate increases. In addition, many non-U.S. utility companies use fuels that cause more pollution than those used in the U.S. and may yet be required to invest in pollution control equipment. Non-U.S. utility regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S. The percentage of the Fund's assets invested in issuers of particular countries will vary.


Repurchase Agreements Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Rights and Warrants Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is

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


at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Foreign (Non-U.S.) Securities Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


 Argentina                 Indonesia                 Philippines
 Brazil                    Israel                    Poland
 Chile                     Jordan                    Russia
 China                     Korea                     South Africa
 Colombia                  Malaysia                  Taiwan
 Czech Republic            Mexico                    Thailand
 Egypt                     Morocco                   Turkey
 Hungary                   Pakistan                  Venezuela
 India                     Peru


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Investment in Below Investment Grade Fixed-Income Securities Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Future Developments A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies A Fund's Board of Directors or Trustees may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.


General The successful use of the investment practices described above draws upon the Adviser's special skills and experience and usually depends on the Adviser's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.


Portfolio Turnover The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.


Portfolio Holdings The Adviser publishes a complete schedule of the portfolio holdings for the AllianceBernstein Value Funds monthly on www.AllianceBernstein.com (click on the Pricing & Performance quick link to select the Fund). The Adviser posts the schedule on the website as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. In addition, the Adviser may post information about the number of securities a Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the fund's investments by country, sector and industry, as applicable. Each Fund's SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of December 31, 2005 totaling approximately $579 billion (of which approximately $75 billion represented assets of investment companies). As of December 31, 2005, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 37 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 43 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, currently have approximately 4.1 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year, a percentage of average daily net assets as follows:

                                                    Fee as a
                                                  percentage of  Fiscal
                                                  average daily   Year
       Fund                                        net assets*   Ended
       ----                                       ------------- --------
       AllianceBernstein Value Fund                    .55%     11/30/05
       AllianceBernstein Small/Mid Cap Value
        Fund                                           .48%     11/30/05
       AllianceBernstein Growth and Income Fund        .48%     10/31/05
       AllianceBernstein Focused Growth &
        Income Fund                                    .55%     11/30/05
       AllianceBernstein Balanced Shares               .43%     11/30/05
       AllianceBernstein Utility Income Fund           .55%     11/30/05
       AllianceBernstein Real Estate Investment
        Fund                                           .55%     11/30/05
       AllianceBernstein International Value Fund      .59%     11/30/05
       AllianceBernstein Global Value Fund             .75%     11/30/05

--------------------------------------------------------------------------------
*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.


A discussion regarding the basis for the Board of Directors'/Trustees' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.


The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for the AllianceBernstein Growth and Income Fund and AllianceBernstein Focused Growth & Income Fund are made by the Adviser's Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Funds, Mr. Frank Caruso, CIO of the Adviser's Relative Value Investment Team, is primarily responsible for the day-to-day management of AllianceBernstein Growth and Income Fund (since 2004) and AllianceBernstein Focused Growth & Income Fund (since inception). Mr. Caruso is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2001.

The day-to-day management of and investment decisions for AllianceBernstein Utility Income Fund are made by Ms. Annie Tsao, Senior Vice President and Research Analyst. Ms. Tsao has been responsible for the Fund's investments since 2003, and has been associated with the Adviser in a substantially similar capacity to her current position since prior to 2001. Ms. Tsao is a member of the Adviser's Utility Research Team. In addition, Ms. Tsao relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.

The management of and investment decisions for AllianceBernstein Balanced
Shares are made by the Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Global Credit Research Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff while the Global Credit Research Team relies on its own internal research staff. While the members of the Balanced Shares Investment Team work jointly to determine the investment strategy, as of March 1, 2005, Mr. Stephen Pelensky of the Relative Value Investment Team is responsible for the day-to-day management of the equity component of the Fund's portfolio and Mr. John Kelley of the Global Credit Research Team is responsible for day-to-day management of the debt component of the Fund's portfolio (since 2002). Mr. Pelensky is a Senior Vice President of the Adviser with which he has been associated in a substantially similar capacity to his current position since prior to 2001.
Mr. Kelley is a Senior Vice President of the Adviser with which he has been associated since prior to 2001.


The management of and investment decisions for each of the other Funds' portfolios are made by certain Investment Policy Groups. Each Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for each Fund's portfolio.

The following table lists the Investment Policy Groups, the persons within each Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


         Fund and                                  Principal Occupation
        Responsible                                  During the Past
           Group        Employee; Year; Title         Five (5) Years
        -----------    ------------------------ --------------------------
     AllianceBernstein Marilyn G. Fedak; since  Executive Vice President
     Value Fund        inception--Executive     of the Adviser since prior
                       Vice President of the    to 2001. She is Head of
     U.S. Value        Adviser and Head of      SCB's Value Equities
     Investment        Sanford C. Bernstein &   Business and Co-Chief
     Policy Group      Co., Inc. ("SCB") Value  Investment Officer of
                       Equities Business and    U.S. Value Equities.
                       Co-Chief Investment
                       Officer-U.S. Value
                       Equities

                       John Mahedy; since       Senior Vice President of
                       2005--Senior Vice        the Adviser since prior to
                       President of the Adviser 2001, Co-Chief
                       and Co-Chief Investment  Investment Officer of US
                       Officer of US Value      Value Equities since
                       Equities                 2003 and Director of
                                                Research-US Value
                                                Equities since 2001.

                       Christopher Marx; since  Senior Vice President of
                       2005--Senior Vice        the Adviser with which
                       President of the Adviser he has been associated
                                                since prior to 2001.

         Fund and                                   Principal Occupation
        Responsible                                   During the Past
           Group         Employee; Year; Title         Five (5) Years
        -----------    ------------------------- --------------------------
                       John D. Philips; since    Senior Vice President of
                       2005--Senior Vice         the Adviser with which
                       President of the Adviser  he has been associated
                                                 since prior to 2001.

     AllianceBernstein Joseph G. Paul; since     Senior Vice President of
     Small/Mid Cap     2002--Senior Vice         the Adviser since prior to
     Value Fund        President of the Adviser  2001, Chief Investment
                       and Chief Investment      Officer--Small and Mid-
     Small/Mid Cap     Officer of Small and Mid- Capitalization Value
     Value Investment  Capitalization Value      Equities since 2002 and
     Policy Group      Equities and Co-Chief     Co-Chief Investment
                       Investment Officer of     Officer of Real Estate
                       Real Estate Investments   Investments since July
                                                 2004. He is also Chief
                                                 Investment Officer of
                                                 Advanced Value at the
                                                 Adviser since prior to
                                                 2001 and held the same
                                                 position at SCB since
                                                 prior to 2001.

                       James W. MacGregor;       Senior Vice President of
                       since 2005--Senior Vice   the Adviser since prior to
                       President of the Adviser  2001. He is also
                       and Director of           currently Director of
                       Research--Small and       Research-Small and Mid
                       Mid Cap Value Equities    Cap Value Equities.

                       Andrew J. Weiner; since   Senior Vice President of
                       2005--Senior Vice         the Adviser since prior to
                       President of the Adviser  2001.

     AllianceBernstein Sharon E. Fay; since      Executive Vice President
     International     2005--Executive Vice      and Chief Investment
     Value Fund        President of the Adviser  Officer of Global Value
                       and Chief Investment      Equities since June 2003
     International     Officer of Global Value   and of UK and European
     Value Investment  Equities                  Value Equities at the
     Policy Group                                Adviser since prior to
                                                 2001. She chairs the
                                                 Global, European and
                                                 U.K. Value Investment
                                                 Policy Groups since prior
                                                 to 2001.

                       Kevin F. Simms; since     Senior Vice President of
                       inception--Senior Vice    the Adviser since prior to
                       President of the Adviser, 2001 and Co-Chief
                       Co-Chief Investment       Investment Officer of
                       Officer of International  International Value
                       Value Equities and        Equities at the Adviser
                       Director of Research for  since 2003. He is also
                       International Value and   Director of Research for
                       Global Value Equities     International Value and
                                                 Global Value Equities at
                                                 the Adviser since prior to
                                                 2001.



         Fund and                                   Principal Occupation
        Responsible                                   During the Past
           Group         Employee; Year; Title         Five (5) Years
        -----------    ------------------------- --------------------------
                       Henry S. D'Auria; since   Senior Vice President of
                       2003--Senior Vice         the Adviser since prior to
                       President of the Adviser, 2001, Chief Investment
                       Chief Investment Officer  Officer of Emerging
                       of Emerging Markets       Markets Value Equities
                       Value Equities and Co-    since 2002 and Co-
                       Chief Investment Officer  Chief Investment Officer
                       of International Value    of International Value
                       Equities                  Equities of the Adviser
                                                 since June 2003.

                       Giulio A. Martini; since  Senior Vice President of
                       2005--Senior Vice         the Adviser with which
                       President of the Adviser  he has been associated
                                                 since prior to 2001.

     AllianceBernstein Sharon Fay; since         (see above)
     Global Value      2003--(see above)
     Fund


     Global Value      Kevin F. Simms; since     (see above)
     Investment        inception--(see above)
     Policy Group

                       Henry S. D'Auria; since   (see above)
                       2005--(see above)

                       Giulio A. Martini; since  (see above)
                       2005--(see above)

     AllianceBernstein Joseph G. Paul; since     (see above)
     Real Estate       2004--(see above)
     Investment Fund

     REIT Investment   Teresa Marziano; since    Senior Vice President of
     Policy Group      2004--Senior Vice         the Adviser since prior to
                       President of the Adviser  2001 and Co-Chief
                       and Co-Chief Investment   Investment Officer of
                       Officer of Real Estate    Real Estate Investments
                       Investments               since July 2004.


Additional Information about the Portfolio Managers may be found in each Fund's SAI.


LEGAL PROCEEDINGS
As has been previously reported in the press, the Staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations. In addition, the Independent Directors of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P.; AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, AllianceBernstein Holding L.P. and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, AllianceBernstein Holding L.P., AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Compliant was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendant's motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the Funds' shares or other adverse consequences to the Funds. This may require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Fund.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or, at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than on how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income"--as further defined in the Funds' SAI--will be taxed in the hands of non-corporate shareholders at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and the Fund level.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


Since REITs pay distributions based on cash flow, without regard to depreciation and amortization, it is likely that a portion of the distributions paid to AllianceBernstein Real Estate Investment Fund and subsequently distributed to shareholders may be a nontaxable return of capital. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by a Fund from sources within non-U.S. countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund, such as AllianceBernstein International Value Fund or AllianceBernstein Global Value Fund, is liable for foreign income taxes withheld at the source, each such Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.


The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."


GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Convertible securities are fixed-income securities that are convertible into common stock.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are investments, such as bonds or other debt securities or preferred stocks that pay a fixed rate of return.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Russell 1000(R) Value Index measures the performance of those Russell 1000 companies (the largest 1,000 U.S. companies by capitalization) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(R) Growth Index and the Russell 1000(R) Value Index.

Russell 2500(TM) Value Index measures the performance of those Russell 2500 companies (based on capitalization, the smallest 2,500 U.S. companies from among the largest 3,000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Russell 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell Growth 2500(TM) Index and the Russell 2500(TM) Value Index.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for AllianceBernstein Growth and Income Fund, AllianceBernstein Balanced Shares and AllianceBernstein Utility Income Fund, and by Ernst & Young LLP, the independent registered public accounting firm for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein Focused Growth & Income Fund, AllianceBernstein Real Estate Investment Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                     (This page intentionally left blank.)

                                           Income from Investment Operations      Less Dividends and Distributions
                                       ----------------------------------------  ----------------------------------
                                                         Net Gains
                             Net Asset     Net         or Losses on              Dividends  Distributions
                              Value,    Investment      Investments   Total from  from Net   in Excess of     Tax
                             Beginning    Income      (both realized  Investment Investment Net Investment Return of
Fiscal Year or Period        of Period  (Loss) (a)    and unrealized) Operations   Income       Income      Capital
---------------------        --------- ----------     --------------- ---------- ---------- -------------- ---------
AllianceBernstein Value Fund
 Class A
 Year Ended 11/30/05........  $12.63     $ .17             $ .82        $ .99      $(.14)        $-0-        $ -0-
 Year Ended 11/30/04........   10.96       .14(c)(d)        1.63         1.77       (.10)         -0-          -0-
 Year Ended 11/30/03........    9.44       .11              1.48         1.59       (.07)         -0-          -0-
 Year Ended 11/30/02........   10.26       .10              (.87)        (.77)      (.05)         -0-          -0-
 3/29/01+ to 11/30/01.......   10.00       .06(c)            .20          .26        -0-          -0-          -0-
 Class R
 Year Ended 11/30/05........  $12.63     $ .14             $ .82        $ .96      $(.13)        $-0-        $ -0-
 Year Ended 11/30/04........   10.95       .12(c)(d)        1.64         1.76       (.08)         -0-          -0-
 11/03/03++ to 11/30/03.....   10.91       .01               .03          .04        -0-          -0-          -0-
 Class K
 3/01/05++ to 11/30/05......  $12.84     $ .17             $ .25        $ .42      $ -0-         $-0-        $ -0-
 Class I
 3/01/05++ to 11/30/05......  $12.84     $ .16             $ .29        $ .45      $ -0-         $-0-        $ -0-
AllianceBernstein
Small/Mid Cap Value Fund
 Class A
 Year Ended 11/30/05........  $17.23     $ .02             $1.58        $1.60      $ -0-         $-0-        $ -0-
 Year Ended 11/30/04........   14.62       .01(c)(d)        3.00         3.01        -0-          -0-          -0-
 Year Ended 11/30/03........   11.19       .02(c)           3.48         3.50       (.07)         -0-          -0-
 Year Ended 11/30/02........   11.37       .10(c)           (.11)        (.01)      (.08)         -0-          -0-
 3/29/01+ to 11/30/01.......   10.00       .09(c)           1.28         1.37        -0-          -0-          -0-
 Class R
 Year Ended 11/30/05........  $17.21     $(.01)            $1.60        $1.59      $ -0-         $-0-        $ -0-
 Year Ended 11/30/04........   14.62      (.06)(c)(d)       3.05         2.99        -0-          -0-          -0-
 11/03/03++ to 11/30/03.....   14.24       .00(h)            .38          .38        -0-          -0-          -0-
 Class K
 3/01/05++ to 11/30/05......  $16.81     $ .03             $ .80        $ .83      $ -0-         $-0-        $ -0-
 Class I
 3/01/05++ to 11/30/05......  $16.81     $ .07             $ .78        $ .85      $ -0-         $-0-        $ -0-
AllianceBernstein Growth
And Income Fund
 Class A
 Year Ended 10/31/05........  $ 3.48     $ .04             $ .23        $ .27      $(.02)        $-0-        $ -0-
 Year Ended 10/31/04........    3.15       .03(c)(d)         .34          .37       (.03)         -0-          -0-
 Year Ended 10/31/03........    2.60       .03               .56          .59       (.02)         -0-         (.02)
 Year Ended 10/31/02........    3.42       .03              (.71)        (.68)      (.02)         -0-         (.02)
 Year Ended 10/31/01........    4.07       .02              (.39)        (.37)      (.04)         -0-          -0-
 Class R
 Year Ended 10/31/05........  $ 3.48     $ .01             $ .25        $ .26      $(.02)        $-0-        $ -0-
 11/03/03++ to 10/31/04.....    3.17       .02(c)(d)         .32          .34       (.02)         -0-          -0-
 Class K
 3/01/05++ to 10/31/05......  $ 3.79     $ .03             $(.07)       $(.04)     $(.01)        $-0-        $ -0-
 Class I
 3/01/05++ to 10/31/05......  $ 3.79     $ .04             $(.08)       $(.04)     $(.01)        $-0-        $ -0-

--------------------------------------------------------------------------------
Please refer to the footnotes on page 58.

    Less Dividends and          Less
       Distributions        Distributions                                       Ratios/Supplemental Data
--------------------------- -------------                      ---------------------------------------------------------

Distributions                   Total     Net Asset                             Ratio of    Ratio of Net
    from      Distributions   Dividends    Value,                Net Assets     Expenses    Income (Loss)
   Capital    in Excess of       and       End of     Total     End of Period  to Average    to Average       Portfolio
    Gains     Capital Gains Distributions  Period   Return (b) (000's omitted) Net Assets    Net Assets     Turnover Rate
------------- ------------- ------------- --------- ---------- --------------- ----------   -------------   -------------
   $ (.23)        $-0-         $ (.37)     $13.25       8.04%    $  230,269       1.16%         1.31%            25%
      -0-          -0-           (.10)      12.63      16.26        187,004       1.18(f)       1.17(c)(d)       27
      -0-          -0-           (.07)      10.96      16.93        136,924       1.45          1.12             27
      -0-          -0-           (.05)       9.44      (7.56)        95,295       1.45           .99             11
      -0-          -0-            -0-       10.26       2.60         59,437       1.71*(f)       .79*(c)         14
   $ (.23)        $-0-         $ (.36)     $13.23       7.77%    $      757       1.40%         1.06%            25%
      -0-          -0-           (.08)      12.63      16.11            665       1.40(f)       1.07(c)(d)       27
      -0-          -0-            -0-       10.95       0.37             10       1.81*         1.16*            27
   $  -0-         $-0-         $  -0-      $13.26       3.27%    $    1,123       1.10%*        2.93%*           25%
   $  -0-         $-0-         $  -0-      $13.29       3.51%    $   36,790        .83%*        1.78%*           25%
   $(1.20)        $-0-         $(1.20)     $17.63       9.82%    $  418,217       1.15%(f)       .14%            42%
     (.40)         -0-           (.40)      17.23      21.07        308,303       1.17(f)        .06(c)(d)       31
      -0-          -0-           (.07)      14.62      31.50        182,631       1.40(f)        .16(c)          23
     (.09)         -0-           (.17)      11.19       (.12)       113,070       1.40(f)        .80(c)          30
      -0-          -0-            -0-       11.37      13.70         34,883       1.53*(f)      1.29*(c)         15
   $(1.20)        $-0-         $(1.20)     $17.60       9.77%    $    2,463       1.35%(f)      (.03)%(c)        42%
     (.40)         -0-           (.40)      17.21      20.93            453       1.35(f)       (.38)(c)(d)      31
      -0-          -0-            -0-       14.62       2.67             10       1.60*(f)       .21*(c)         23
   $  -0-         $-0-         $  -0-      $17.64       4.94%    $       64       1.10%(f)*      .31%*(c)        42%
   $  -0-         $-0-         $  -0-      $17.66       5.06%    $    6,738        .85%(f)*      .59%*(c)        42%
   $  -0-         $-0-         $ (.02)     $ 3.73       7.77%    $2,553,632       1.06%         1.19%            63%
     (.01)         -0-           (.04)       3.48      11.77      2,893,373       1.02(f)        .85(c)(d)       48
      -0-          -0-           (.04)       3.15      22.89      3,003,001       1.22           .94             43
     (.10)         -0-           (.14)       2.60     (20.89)     2,553,700       1.14           .83             75
     (.24)         -0-           (.28)       3.42      (9.49)     2,914,367       1.09           .64             67
   $  -0-         $-0-         $ (.02)     $ 3.72       7.36%    $    1,625       1.42%          .56%            63%
     (.01)         -0-           (.03)       3.48      10.81            147       1.16*          .67*(c)(d)      48
   $  -0-         $-0-         $ (.01)     $ 3.74      (1.02)%   $       10       1.03%*         .79%*           63%
   $  -0-         $-0-         $ (.01)     $ 3.74       (.97)%   $       10        .74%*        1.08%*           63%

--------------------------------------------------------------------------------
Please refer to the footnotes on page 58.


                                          Income from Investment Operations       Less Dividends and Distributions
                                       ---------------------------------------  ------------------------------------
                                                        Net Gains
                             Net Asset    Net         or Losses on              Dividends  Distributions in
                              Value,   Investment      Investments   Total from  from Net     Excess of        Tax
                             Beginning   Income      (both realized  Investment Investment  Net Investment  Return of
Fiscal Year or Period        of Period (Loss) (a)    and unrealized) Operations   Income        Income       Capital
---------------------        --------- ----------    --------------- ---------- ---------- ---------------- ---------
AllianceBernstein
Focused Growth & Income Fund
 Class A
 Year Ended 11/30/05........  $14.69     $ .05           $  .93        $  .98     $(.10)         $-0-         $ -0-
 Year Ended 11/30/04........   13.27       .10(c)(d)       1.32          1.42       -0-           -0-           -0-
 Year Ended 11/30/03........   10.85      (.01)            2.43          2.42       -0-           -0-           -0-
 Year Ended 11/30/02........   13.09      (.01)           (2.23)        (2.24)      -0-           -0-           -0-
 Year Ended 11/30/01........   11.42      (.07)(c)         1.82          1.75       -0-           -0-           -0-
 Class R
 Year Ended 11/30/05........  $14.66     $ .03           $  .92        $  .95     $(.07)         $-0-         $ -0-
 Year Ended 11/30/04........   13.27       .18(c)(d)       1.21          1.39       -0-           -0-           -0-
 11/03/03++ to 11/30/03.....   13.16       -0-(h)           .11           .11       -0-           -0-           -0-
 Class K
 3/01/05++ to 11/30/05......  $15.27     $ .05           $  .11        $  .16     $ -0-          $-0-         $ -0-
 Class I
 3/01/05++ to 11/30/05......  $15.27     $ .09           $  .11        $  .20     $ -0-          $-0-         $ -0-
AllianceBernstein
Balanced Shares
 Class A
 Year Ended 11/30/05........  $16.81     $ .28           $  .81        $ 1.09     $(.30)         $-0-         $ -0-
 Year Ended 11/30/04........   15.13       .31(c)(d)       1.61          1.92      (.24)          -0-           -0-
 8/01/03 to 11/30/03+++.....   14.54       .09              .58           .67      (.08)          -0-           -0-
 Year Ended 7/31/03.........   13.26       .28             1.32          1.60      (.29)          -0-          (.03)
 Year Ended 7/31/02(g)......   15.96       .35            (2.35)        (2.00)     (.34)          -0-           -0-
 Year Ended 7/31/01.........   15.53       .39             1.16          1.55      (.38)          -0-           -0-
 Class R
 Year Ended 11/30/05........  $16.80     $ .24           $  .82        $ 1.06     $(.28)         $-0-         $ -0-
 Year Ended 11/30/04........   15.13       .30(c)(d)       1.58          1.88      (.21)          -0-           -0-
 11/03/03++ to 11/30/03.....   15.09       .02              .02           .04       -0-           -0-           -0-
 Class K
 3/01/05++ to 11/30/05......  $17.34     $ .22           $  .24        $  .46     $(.20)         $-0-         $ -0-
 Class I
 3/01/05++ to 11/30/05......  $17.34     $ .24           $  .26        $  .50     $(.24)         $-0-         $ -0-
AllianceBernstein
Utility Income Fund
 Class A
 Year Ended 11/30/05........  $15.54     $ .43           $ 2.39        $ 2.82     $(.54)         $-0-         $ -0-
 Year Ended 11/30/04........   12.39       .35(c)(d)       3.11          3.46      (.31)          -0-           -0-
 Year Ended 11/30/03........   11.01       .32(c)          1.30          1.62      (.24)          -0-           -0-
 Year Ended 11/30/02........   14.17       .27(c)         (3.17)        (2.90)     (.26)          -0-           -0-
 Year Ended 11/30/01........   17.90       .23            (2.88)        (2.65)     (.97)          -0-          (.11)
 Class R
 3/01/05++ to 11/30/05......  $16.33     $ .31           $ 1.50        $ 1.81     $(.33)         $-0-         $ -0-
 Class K
 3/01/05++ to 11/30/05......  $16.33     $ .35           $ 1.50        $ 1.85     $(.36)         $-0-         $ -0-
 Class I
 3/01/05++ to 11/30/05......  $16.33     $ .39           $ 1.49        $ 1.88     $(.40)         $-0-         $ -0-

--------------------------------------------------------------------------------
Please refer to the footnotes on page 58.

      Less Dividends            Less
     and Distributions      Distributions                                     Ratios/Supplemental Data
--------------------------  -------------                      ------------------------------------------------------

Distributions                   Total     Net Asset                             Ratio of  Ratio of Net
    from      Distributions   Dividends    Value,                Net Assets,    Expenses  Income (Loss)
   Capital    in Excess of       and       End of     Total     End of Period  to Average  to Average      Portfolio
    Gains     Capital Gains Distributions  Period   Return (b) (000's Omitted) Net Assets  Net Assets    Turnover Rate
------------- ------------- ------------- --------- ---------- --------------- ---------- -------------  -------------
    $(.15)        $ -0-        $ (.25)     $15.42       6.67%     $175,285        1.27%        .36%           152%
      -0-           -0-           -0-       14.69      10.70       224,377        1.19(f)      .73(c)(d)      132
      -0-           -0-           -0-       13.27      22.30       163,169        1.51        (.12)           159
      -0-           -0-           -0-       10.85     (17.11)       75,413        1.59        (.10)           218
      -0-          (.08)         (.08)      13.09      15.40        76,617        1.85(f)     (.55)(c)        299
    $(.15)        $ -0-        $ (.22)     $15.39       6.47%     $    928        1.60%        .19%           152%
      -0-           -0-           -0-       14.66      10.48           241        1.45(f)     1.25(c)(d)      132
      -0-           -0-           -0-       13.27        .84            10        1.83*       (.26)*          159
    $ -0-         $ -0-        $  -0-      $15.43       1.05%     $     10        1.23%*       .48%*          152%
    $ -0-         $ -0-        $  -0-      $15.47       1.31%     $     10         .96%*       .77%*          152%
    $ -0-         $ -0-        $ (.30)     $17.60       6.55%     $935,414        1.04%*      1.64%*           57%
      -0-           -0-          (.24)      16.81      12.78       788,685         .97(f)     1.93(c)(d)       58
      -0-           -0-          (.08)      15.13       4.62       587,685        1.07*       1.84*            29
      -0-           -0-          (.32)      14.54      12.29       525,637        1.12        2.04             62
     (.36)          -0-          (.70)      13.26     (12.91)      384,212        1.10        2.36             79
     (.74)          -0-         (1.12)      15.96      10.42       282,874        1.17        2.46             63
    $ -0-         $ -0-        $ (.28)     $17.58       6.36%     $  1,393        1.33%*      1.39%*           57%
      -0-           -0-          (.21)      16.80      12.52           371        1.19(f)     1.94(c)(d)       58
      -0-           -0-           -0-       15.13        .27            10        1.34*       1.70*            29
    $ -0-         $ -0-        $ (.20)     $17.60       2.68%     $     10        1.01%*      1.69%*           57%
    $ -0-         $ -0-        $ (.24)     $17.60       2.93%     $  4,128         .81%*      2.41%*           57%
    $ -0-         $ -0-        $ (.54)     $17.82      18.42%     $ 77,696        1.44%       2.54%            47%
      -0-           -0-          (.31)      15.54      28.37        62,166        1.39(f)     2.59(c)(d)       45
      -0-           -0-          (.24)      12.39      14.89        52,188        1.50(f)     2.79(c)          74
      -0-           -0-          (.26)      11.01     (20.65)       48,908        1.50(f)     2.18(c)          99
      -0-           -0-         (1.08)      14.17     (15.75)       73,487        1.46        1.38             21
    $ -0-         $ -0-        $ (.33)     $17.81      11.16%     $     11        1.68%*      2.41%*           47%
    $ -0-         $ -0-        $ (.36)     $17.82      11.44%     $     11        1.37%*      2.73%*           47%
    $ -0-         $ -0-        $ (.40)     $17.81      11.61%     $     11        1.08%*      3.01%*           47%

--------------------------------------------------------------------------------
Please refer to the footnotes on page 58.


                                           Income from Investment Operations        Less Dividends and Distributions
                                      ------------------------------------------  ------------------------------------
                                                          Net Gains
                            Net Asset      Net          or Losses on              Dividends  Distributions in
                             Value,     Investment       Investments   Total from  from Net     Excess of        Tax
                            Beginning     Income       (both realized  Investment Investment  Net Investment  Return of
Fiscal Year or Period       of Period   (Loss) (a)     and unrealized) Operations   Income        Income       Capital
---------------------       --------- ----------       --------------- ---------- ---------- ---------------- ---------
AllianceBernstein
Real Estate Investment Fund
 Class A
 Year Ended 11/30/05.......  $19.15     $ .32              $ 2.87        $ 3.19     $(.30)         $-0-         $ -0-
 Year Ended 11/30/04.......   14.90       .27(c)(d)          4.50          4.77      (.52)          -0-           -0-
 Year Ended 11/30/03.......   11.52       .37                3.53          3.90      (.52)          -0-           -0-
 Year Ended 11/30/02.......   11.47       .34                 .23           .57      (.32)          -0-          (.20)
 Year Ended 11/30/01.......   10.70       .32                 .97          1.29      (.32)          -0-          (.20)
 Class R
 3/01/05++ to 11/30/05.....  $18.97     $ .39              $ 2.81        $ 3.20     $(.16)         $-0-         $ -0-
 Class K
 3/01/05++ to 11/30/05.....  $18.97     $ .38              $ 2.87        $ 3.25     $(.19)         $-0-         $ -0-
 Class I
 3/01/05++ to 11/30/05.....  $18.97     $ .53              $ 2.76        $ 3.29     $(.25)         $-0-         $ -0-
AllianceBernstein
International Value Fund
 Class A
 Year Ended 11/30/05.......  $16.22     $ .26              $ 2.15        $ 2.41     $(.17)         $-0-         $ -0-
 Year Ended 11/30/04.......   12.82       .16(c)(d)          3.37          3.53      (.13)          -0-           -0-
 Year Ended 11/30/03.......    9.83       .13(c)             2.96          3.09      (.10)          -0-           -0-
 Year Ended 11/30/02.......    9.64       .07(c)              .12(e)        .19       -0-           -0-           -0-
 3/29/01+ to 11/30/01......   10.00       .04(c)             (.40)         (.36)      -0-           -0-           -0-
 Class R
 Year Ended 11/30/05.......  $16.23     $ .22              $ 2.16        $ 2.38     $(.16)         $-0-         $ -0-
 Year Ended 11/30/04.......   12.82       .02(c)(d)          3.48          3.50      (.09)          -0-           -0-
 11/03/03++ to 11/30/03....   12.60       .00(c)(d)(h)        .22           .22       -0-           -0-           -0-
 Class K
 3/01/05++ to 11/30/05.....  $17.14     $ .11(c)           $  .86        $  .97     $ -0-          $-0-         $ -0-
 Class I
 3/01/05++ to 11/30/05.....  $17.14     $ .09(c)           $  .91        $ 1.00     $ -0-          $-0-         $ -0-
AllianceBernstein
Global Value Fund
 Class A
 Year Ended 11/30/05.......  $12.61     $ .15              $ 1.68        $ 1.83     $(.16)         $-0-         $ -0-
 Year Ended 11/30/04.......   10.52       .11(c)(d)          2.09          2.20      (.11)          -0-           -0-
 Year Ended 11/30/03.......    8.57       .10(c)             1.91          2.01      (.06)          -0-           -0-
 Year Ended 11/30/02.......    9.64       .05(c)            (1.12)        (1.07)      -0-           -0-           -0-
 3/29/01+ to 11/30/01......   10.00      (.02)(c)            (.34)         (.36)      -0-           -0-           -0-
 Class R
 3/01/05++ to 11/30/05.....  $12.90     $ .01              $  .95        $  .96     $ -0-          $-0-         $ -0-
 Class K
 3/01/05++ to 11/30/05.....  $12.90     $ .14              $  .84        $  .98     $ -0-          $-0-         $ -0-
 Class I
 3/01/05++ to 11/30/05.....  $12.90     $ .04              $  .96        $ 1.00     $ -0-          $-0-         $ -0-

--------------------------------------------------------------------------------
Please refer to the footnotes on page 58.

      Less Dividends            Less
     and Distributions      Distributions                                      Ratios/Supplemental Data
--------------------------- -------------                      --------------------------------------------------------

Distributions                   Total     Net Asset                             Ratio of    Ratio of Net
    from      Distributions   Dividends    Value,                Net Assets,    Expenses    Income (Loss)
   Capital    in Excess of       and       End of     Total     End of Period  to Average    to Average      Portfolio
    Gains     Capital Gains Distributions  Period   Return (b) (000's Omitted) Net Assets    Net Assets    Turnover Rate
------------- ------------- ------------- --------- ---------- --------------- ----------   -------------  -------------
    $ -0-         $-0-          $(.30)     $22.04      16.83%    $  128,890       1.35%         1.58%           46%
      -0-          -0-           (.52)      19.15      32.70         88,162       1.31(f)       1.67(c)(d)      39
      -0-          -0-           (.52)      14.90      34.89         57,701       1.74          2.84            30
      -0-          -0-           (.52)      11.52       4.85         35,626       1.75          2.87            37
      -0-          -0-           (.52)      11.47      12.33         22,422       1.78          2.84            40
    $ -0-         $-0-          $(.16)     $22.01      16.99%    $       58       1.69%*        2.89%*          46%
    $ -0-         $-0-          $(.19)     $22.03      17.27%    $       42       1.37%*        2.72%*          46%
    $ -0-         $-0-          $(.25)     $22.01      17.48%    $    1,059       1.15%*        4.03%*          46%
    $(.36)        $-0-          $(.53)     $18.10      15.31%    $1,262,495       1.20%(f)      1.57%(c)        26%
      -0-          -0-           (.13)      16.22      27.77        455,933       1.20(f)       1.12(c)(d)      22
      -0-          -0-           (.10)      12.82      31.80        180,443       1.20(f)       1.22(c)         20
      -0-          -0-            -0-        9.83       1.97         74,193       1.20(f)        .74(c)         23
      -0-          -0-            -0-        9.64      (3.60)         3,990       1.44(f)*       .62(c)*        11
    $(.36)        $-0-          $(.52)     $18.09      15.09%    $    4,115       1.40%(f)      1.30%(c)        26%
      -0-          -0-           (.09)      16.23      27.46            960       1.40(f)        .12(c)(d)      22
      -0-          -0-            -0-       12.82       1.75             10       1.40(f)*       .40(c)*        20
    $ -0-         $-0-          $ -0-      $18.11       5.66%    $      106       1.15%(f)*     1.07%(c)*       26%
    $ -0-         $-0-          $ -0-      $18.14       5.83%    $  180,185        .90%(f)*      .75%(c)*       26%
    $(.41)        $-0-          $(.57)     $13.87      15.09%    $   34,632       1.45%(f)      1.17%(c)        25%
      -0-          -0-           (.11)      12.61      21.09         23,536       1.41(f)        .97(c)(d)      38
      -0-          -0-           (.06)      10.52      23.64         16,298       1.50(f)       1.05(c)         29
      -0-          -0-            -0-        8.57     (11.10)         8,892       1.76(f)        .56(c)         28
      -0-          -0-            -0-        9.64      (3.60)         5,923       2.44*(f)      (.27)*(c)       14
    $ -0-         $-0-          $ -0-      $13.86       7.44%    $      364       1.70%(f)*      .06%(c)*       25%
    $ -0-         $-0-          $ -0-      $13.88       7.60%    $       11       1.45%(f)*     1.34%(c)*       25%
    $ -0-         $-0-          $ -0-      $13.90       7.75%    $   26,796       1.20%(f)*      .41%(c)*       25%

--------------------------------------------------------------------------------
Please refer to the footnotes on page 58.

+  Commencement of operations.
++ Commencement of distribution.
+++Change in fiscal year end.
*  Annualized.
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized. On February 1, 2005, the AllianceBernstein Small/Mid Cap Value Fund's investment policies were modified. As a result, that Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.
(c)Net of fees and expenses waived/reimbursed by the Adviser.
(d)Net of fees and expenses waived/reimbursed by the Transfer Agent.
(e)In addition to net realized and unrealized gain (loss) from investment and foreign currency transactions as set forth in the statement of operations, this amount reflects an increase in net asset value per share resulting from fluctuations in the Fund's total net assets in relation to the timing of gains and losses.
(f)Net of fees and expenses waived/reimbursed by the Adviser. If the following Funds had borne all expenses in their most recent five fiscal years (or, if shorter, the life of the Fund), their expense ratios would have been as follows:


                                                2001  2002   2003  2004   2005
                                               ----   ----  ----   ----  ----
AllianceBernstein Value Fund
Class A                                        1.74%*   --    --   1.32%   --
Class R                                          --     --    --   1.54%   --
Class K                                          --     --    --     --    --
Class I                                          --     --    --     --    --
AllianceBernstein Small/Mid Cap Value Fund
Class A                                        2.41%* 1.81% 1.79%  1.58% 1.44%
Class R                                          --     --  1.96%* 1.85% 1.67%*
Class K                                          --     --    --     --  1.40%*
Class I                                          --     --    --     --  1.08%*
AllianceBernstein Growth & Income Fund
Class A                                          --     --    --   1.13%   --
Class R                                          --     --    --     --    --
Class K                                          --     --    --     --    --
Class I                                          --     --    --     --    --
AllianceBernstein Focused Growth & Income Fund
Class A                                        1.88%    --    --   1.34%   --
Class R                                          --     --    --   1.59%   --
Class K                                          --     --    --     --    --
Class I                                          --     --    --     --    --
AllianceBernstein Balanced Shares Fund
Class A                                          --     --    --   1.00%   --
Class R                                          --     --    --   1.22%   --
Class K                                          --     --    --     --    --
Class I                                          --     --    --     --    --
AllianceBernstein Utility Income Fund
Class A                                          --   1.61% 1.70%  1.53%   --
Class R                                          --     --    --     --    --
Class K                                          --     --    --     --    --
Class I                                          --     --    --     --    --
AllianceBernstein
Real Estate Investment Fund
Class A                                          --     --    --   1.55%   --
Class R                                          --     --    --     --    --
Class K                                          --     --    --     --    --
Class I                                          --     --    --     --    --
AllianceBernstein International Value Fund
Class A                                        5.11%* 2.19% 1.93%  1.64% 1.37%
Class R                                          --     --  2.31%* 1.84% 1.66%
Class K                                          --     --    --     --  1.42%*
Class I                                          --     --    --     --  1.00%*
AllianceBernstein Global Value Fund
Class A                                        8.10%* 2.59% 1.89%  1.65%   --
Class R                                          --     --    --     --  1.96%*
Class K                                          --     --    --     --  1.55%*
Class I                                          --     --    --     --  1.44%*

(g)As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement reporting purposes only. For the year ended July 31, 2002, the effect of this change to Class A decreased net investment income by $.01 per share and increased net unrealized gains and losses by $.01 per share. Consequently, the ratio of net investment income to average net assets decreased from 2.46% to 2.36% for Class A. Ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.
(h)Amount is less than $.005.

APPENDIX A
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expense of the Funds." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                          AllianceBernstein Value Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  538.61    $ 9,940.14
  2             9,940.14      497.01     10,437.15       117.94     10,319.21
  3            10,319.21      515.96     10,835.17       122.44     10,712.73
  4            10,712.73      535.64     11,248.37       127.11     11,121.26
  5            11,121.26      556.06     11,677.32       131.95     11,545.37
  6            11,545.37      577.27     12,122.64       136.99     11,985.65
  7            11,985.65      599.28     12,584.93       142.21     12,442.72
  8            12,442.72      622.14     13,064.86       147.63     12,917.23
  9            12,917.23      645.86     13,563.09       153.26     13,409.83
  10           13,409.83      670.49     14,080.32       159.11     13,921.21
  ----------------------------------------------------------------------------
  Cumulative               $5,698.46                  $1,777.25

                   AllianceBernstein Small/Mid Cap Value Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  540.62    $ 9,938.13
  2             9,938.13      496.91     10,435.04       145.05     10,289.99
  3            10,289.99      514.50     10,804.49       150.18     10,654.31
  4            10,654.31      532.72     11,187.03       155.50     11,031.53
  5            11,031.53      551.58     11,583.11       161.01     11,422.10
  6            11,422.10      571.11     11,993.21       166.71     11,826.50
  7            11,826.50      591.33     12,417.83       172.61     12,245.22
  8            12,245.22      612.26     12,857.48       178.72     12,678.76
  9            12,678.76      633.94     13,312.70       185.05     13,127.65
  10           13,127.65      656.38     13,784.03       191.60     13,592.43
  ----------------------------------------------------------------------------
  Cumulative               $5,639.48                  $2,047.05

                    AllianceBernstein Growth and Income Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  527.55    $ 9,951.20
  2             9,951.20      497.56     10,448.76       106.58     10,342.18
  3            10,342.18      517.11     10,859.29       110.76     10,748.53
  4            10,748.53      537.43     11,285.96       115.12     11,170.84
  5            11,170.84      558.54     11,729.38       119.64     11,609.74
  6            11,609.74      580.49     12,190.23       124.34     12,065.89
  7            12,065.89      603.29     12,669.18       129.23     12,539.95
  8            12,539.95      627.00     13,166.95       134.30     13,032.65
  9            13,032.65      651.63     13,684.28       139.58     13,544.70
  10           13,544.70      677.24     14,221.94       145.06     14,076.88
  ----------------------------------------------------------------------------
  Cumulative               $5,729.04                  $1,652.16

                 AllianceBernstein Focused Growth & Income Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  547.66    $ 9,931.09
  2             9,931.09      496.55     10,427.64       127.22     10,300.42
  3            10,300.42      515.02     10,815.44       131.95     10,683.49
  4            10,683.49      534.17     11,217.66       136.86     11,080.80
  5            11,080.80      554.04     11,634.84       141.95     11,492.89
  6            11,492.89      574.64     12,067.53       147.22     11,920.31
  7            11,920.31      596.02     12,516.33       152.70     12,363.63
  8            12,363.63      618.18     12,981.81       158.38     12,823.43
  9            12,823.43      641.17     13,464.60       164.27     13,300.33
  10           13,300.33      665.02     13,965.35       170.38     13,794.97
  ----------------------------------------------------------------------------
  Cumulative               $5,673.56                  $1,878.59

                       AllianceBernstein Balanced Shares
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  524.53    $ 9,954.22
  2             9,954.22      497.71     10,451.93       103.47     10,348.46
  3            10,348.46      517.42     10,865.88       107.57     10,758.31
  4            10,758.31      537.92     11,296.23       111.83     11,184.40
  5            11,184.40      559.22     11,743.62       116.26     11,627.36
  6            11,627.36      581.37     12,208.73       120.87     12,087.86
  7            12,087.86      604.39     12,692.25       125.65     12,566.60
  8            12,566.60      628.33     13,194.93       130.63     13,064.30
  9            13,064.30      653.22     13,717.52       135.80     13,581.72
  10           13,581.72      679.09     14,260.81       141.18     14,119.63
  ----------------------------------------------------------------------------
  Cumulative               $5,737.42                  $1,617.79

                     AllianceBernstein Utility Income Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  563.74    $ 9,915.01
  2             9,915.01      495.75     10,410.76       143.67     10,267.09
  3            10,267.09      513.35     10,780.44       148.77     10,631.67
  4            10,631.67      531.58     11,163.25       154.05     11,009.20
  5            11,009.20      550.46     11,559.66       159.52     11,400.14
  6            11,400.14      570.01     11,970.15       165.19     11,804.96
  7            11,804.96      590.25     12,395.21       171.05     12,224.16
  8            12,224.16      611.21     12,835.37       177.13     12,658.24
  9            12,658.24      632.91     13,291.15       183.42     13,107.73
  10           13,107.73      655.39     13,763.12       189.93     13,573.19
  ----------------------------------------------------------------------------
  Cumulative               $5,629.66                  $2,056.47

                 AllianceBernstein Real Estate Investment Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  554.69    $ 9,924.06
  2             9,924.06      496.20     10,420.26       134.42     10,285.84
  3            10,285.84      514.29     10,800.13       139.32     10,660.81
  4            10,660.81      533.04     11,193.85       144.40     11,049.45
  5            11,049.45      552.47     11,601.92       149.66     11,452.26
  6            11,452.26      572.61     12,024.87       155.12     11,869.75
  7            11,869.75      593.49     12,463.24       160.78     12,302.46
  8            12,302.46      615.12     12,917.58       166.64     12,750.94
  9            12,750.94      637.55     13,388.49       172.71     13,215.78
  10           13,215.78      660.79     13,876.57       179.01     13,697.56
  ----------------------------------------------------------------------------
  Cumulative               $5,654.31                  $1,956.75

                   AllianceBernstein International Value Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  558.71    $ 9,920.04
  2             9,920.04      496.00     10,416.04       124.99     10,291.05
  3            10,291.05      514.55     10,805.60       129.67     10,675.93
  4            10,675.93      533.80     11,209.73       134.52     11,075.21
  5            11,075.21      553.76     11,628.97       139.55     11,489.42
  6            11,489.42      574.47     12,063.89       144.77     11,919.12
  7            11,919.12      595.96     12,515.08       150.18     12,364.90
  8            12,364.90      618.25     12,983.15       155.80     12,827.35
  9            12,827.35      641.37     13,468.72       161.62     13,307.10
  10           13,307.10      665.36     13,972.46       167.67     13,804.79
  ----------------------------------------------------------------------------
  Cumulative               $5,672.27                  $1,867.48

                      AllianceBernstein Global Value Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           $10,000.00   $  478.75    $10,053.75    $  569.77    $ 9,908.98
  2             9,908.98      495.45     10,404.43       149.82     10,254.61
  3            10,254.61      512.73     10,767.34       155.05     10,612.29
  4            10,612.29      530.61     11,142.90       160.46     10,982.44
  5            10,982.44      549.12     11,531.56       166.05     11,365.51
  6            11,365.51      568.28     11,933.79       171.85     11,761.94
  7            11,761.94      588.10     12,350.04       177.84     12,172.20
  8            12,172.20      608.61     12,780.81       184.04     12,596.77
  9            12,596.77      629.84     13,226.61       190.46     13,036.15
  10           13,036.15      651.81     13,687.96       197.11     13,490.85
  ----------------------------------------------------------------------------
  Cumulative               $5,613.30                  $2,122.45

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003


By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102

On the Internet: www.sec.gov


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.alliancebernstein.com.


            Fund                                       SEC File No.
            ----                                       ------------
            AllianceBernstein Value Fund..............  811-10221
            AllianceBernstein Small/Mid Cap Value Fund  811-10221
            AllianceBernstein Growth and Income Fund..  811-00126
            AllianceBernstein Focused Growth & Income
              Fund....................................  811-09687
            AllianceBernstein Balanced Shares.........  811-00134
            AllianceBernstein Utility Income Fund.....  811-07916


            Fund                                       SEC File No.
            ----                                       ------------
            AllianceBernstein Real Estate Investment
              Fund....................................  811-07707
            AllianceBernstein International Value Fund  811-10221
            AllianceBernstein Global Value Fund.......  811-10221


  Privacy Notice (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and
  (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

  It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

                                                             PRO-RTMT-0103-0306

(LOGO)                                                  ALLIANCEBERNSTEIN TRUST:
                                                    ALLIANCEBERNSTEIN VALUE FUND
                                      ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND
                                      ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND
                                             ALLIANCEBERNSTEIN GLOBAL VALUE FUND

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2006

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus for AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund (each a "Fund" and together the "Funds") dated March 1, 2006, offering the Class A, Class B, Class C and Advisor Class shares of the Funds and the current Prospectus, dated March 1, 2006, offering Class A, Class R, Class K and Class I shares of the Funds (each a "Prospectus" and together, the "Prospectuses"). Financial statements for each Fund for the year ended November 30, 2005 are included in the respective annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page

Description of the Trust and the Funds.......................................
Management of the Funds......................................................
Expenses of the Funds........................................................
Purchase of Shares...........................................................
Redemption and Repurchase of Shares..........................................
Shareholder Services.........................................................
Net Asset Value..............................................................
Dividends, Distributions and Taxes...........................................
Portfolio Transactions.......................................................
General Information..........................................................
Financial Statements and Report of Independent...............................
  Registered Public Accounting Firm..........................................
Appendix A:  Statement of Policies and Procedures
  For Voting Proxies.........................................................A-1

--------------------------------------------------------------------------------

                     DESCRIPTION OF THE TRUST AND THE FUNDS

--------------------------------------------------------------------------------

          AllianceBernstein Trust's (the "Trust") shares are offered in separate series referred to as "Funds". Each Fund is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. A shareholder in a Fund will be entitled to his or her pro-rata share of all dividends and distributions arising from that Fund's assets and, upon redeeming shares of that Fund, the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that Fund. (See "Investing in the Funds," in your Prospectus.) The Fund currently has four portfolios: AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund, which are described in this SAI.

          Except as otherwise noted, the Funds' investment objective and policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may be changed by the Trustees of the Trust without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders.

The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          Each Fund's respective investment objective is the long-term growth of capital.

Additional Investment Policies and Practices
--------------------------------------------

          The following information about the Funds' investment policies and practices supplements the information set forth in your Prospectus.

Derivatives
-----------

          The Funds may, but are not required to, use derivatives for risk management purposes or as part of their investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Funds may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Funds are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Fund's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Funds.

          Options on Securities. The Funds may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          The Funds may write a put or call option in return for a premium, which is retained by a Fund whether or not the option is exercised. The Funds will not write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Funds also may write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Funds may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Funds may purchase call options to hedge against an increase in the price of securities that a Fund anticipates purchasing in the future. If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

          Each Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Funds may write (sell) call and put options and purchase call and put options on securities indexes.

          If a Fund purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

          The purchase of call options on securities indexes may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities a Fund owns.

          Options on Foreign Currencies. The Funds may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Funds may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that the Funds may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          The Funds may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Funds may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Funds will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Funds may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, a Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, a Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, a Fund does not pay for the securities until they are received, and the Fund is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

          At the time a Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Funds will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Although the Funds do not intend to enter into forward commitments for speculative purposes and they intend to adhere to the provisions of the Securities and Exchange Commission (the "Commission") policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, a Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than a Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


          The Funds may enter into forward currency exchange contracts to attempt to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire. A Fund also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. A Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          The Funds have established procedures consistent with Commission policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, the Funds will segregate and mark to market liquid assets in an amount at least equal to a Fund's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five ten, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if a Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Funds will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          Currency Swaps. Each Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by a Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account for the relevant Fund by a Fund's custodian. No Fund will enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transactions.

          Synthetic Foreign Equity Securities. The Funds may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          The Funds normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          The Funds will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          The Funds also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

          The Funds will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of a Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Trustees, will monitor the liquidity of restricted securities in the Funds that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
-----------------------------------

          The Funds may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Lending of Portfolio Securities
-------------------------------

          The Funds may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, a Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Funds may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Funds will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay a Fund any income from the securities. The Funds may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

          The Funds will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Funds will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Funds may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by a Fund.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Funds' Board of Trustees has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          Each Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

Rights and Warrants
-------------------

          Each Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Portfolio Turnover
------------------

          Because each Fund will actively use trading to achieve its investment objective and policies, a Fund may be subject to a greater degree of turnover and, thus, a higher incidence of short-term capital gains taxable as ordinary income than might be expected from investment companies which invest substantially all of their funds on a long-term basis, and correspondingly larger mark-up charges can be expected to be borne by a Fund. Management anticipates that the annual turnover in each Fund may be in excess of 100%. An annual turnover rate of 100% occurs, for example, when all of the securities in a Fund are replaced one time in a period of one year.

          The value of a Fund's shares will be influenced by the factors which generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Fund's investment objective will be achieved.

Certain Risk Considerations
---------------------------

          Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

          In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

          Risks of Investments in Foreign Securities. Investors should understand and consider carefully the substantial risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments. Investing in securities of non-United States companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in United States companies. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

          There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and auditing and financial reporting standards, practices and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          It is contemplated that foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on United States exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Fund will invest and could adversely affect a Fund's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Fund. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

          Income from certain investments held by a Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to that Fund or to entities in which that Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Fund will not be subject to change. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund. See "U.S. Federal Income Taxes."

          Although a Fund may value its assets in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (commonly known as the "spread") between the price at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should that Fund desire to resell that currency to the dealer. Investors should understand that the expense ratio of a Fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.

          For many foreign securities, there are U.S. dollar-denominated American Depository Receipts (ADRs) which are traded in the United States on exchanges or over-the-counter and are issued by domestic banks or trust companies and for which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in stock of foreign issuers, a Fund can avoid currency risks which might occur during the settlement period for either purchases or sales. A Fund may purchase foreign securities directly, as well as through ADRs.

          Securities Ratings. The ratings of fixed-income securities by Moody's Investors Service, Inc., and Standard & Poor's Ratings Services, Fitch Ratings ("Fitch"), Dominican Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for a Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

          The Adviser will try to reduce the risk inherent in each Fund's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for each Fund, the Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities will also be considered for investment by each Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a Fund to a degree comparable to that of rated securities which are consistent with that Fund's objectives and policies.

          1940 Act Restrictions. Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of that Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of that Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. Each Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause a Fund to incur related transaction costs and to realize taxable gains.

          A Fund may emphasize investments in particular industries or sectors as a by-product of the stock selection process rather than as the result of assigned targets or ranges.

AllianceBernstein Small/Mid Cap Value Fund
------------------------------------------

          As indicated in your Prospectus, under normal circumstances the AllianceBernstein Small/Mid Cap Value Fund invests at least 80% of its net assets in the equity securities of small- to mid-capitalization "companies," defined for these purposes as those companies that, at the time of investment, fall within the capitalization range between (i) the market capitalization of the smallest company in the Russell 2500 Value Index and (ii) the greater of $5 billion or the market capitalization of the largest capitalization in the Russell 2500 Value Index.

          The Russell 2500 Value Index, maintained by Frank Russell Consulting, measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 universe of securities represents the smallest 2,500 U.S. companies from the Russell 3000 universe, which itself represents about 98% of the U.S. equity market by market capitalization. Only common stocks of U.S. companies are included in the Russell 2500 Index; in the case of multiple classes of stock, generally only one is allowed. According to Frank Russell Consulting, total shares are adjusted for cross ownership between firms and for shares held by insiders to determine the shares floating and thus the capitalization used for the index. The Russell 3000 Index (of which the Russell 2500 is a subset, as described above) is reconstituted annually on June 30 using companies' market values as of May 31. On June 30, 2005, the average market capitalization of companies within the Russell 2500 Index was approximately $2.13 billion; the median market capitalization was approximately $733 million. The index had a total market capitalization range of approximately $5.18 billion to $68 million.


Fundamental Investment Policies
-------------------------------

          Each Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The approval of a majority of a Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          Each Fund may not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, each Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of a Fund's assets consist of:


          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

          Each Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each Fund under the supervision and control of the Funds' Board of Trustees (see "Management of the Fund" in your Prospectus).


          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2005, totaling approximately $579 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, AllianceBernstein Holding L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.1% of the issued and outstanding units of limited partnership interest in the Adviser ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. AB Corp. is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.0% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holdings Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 61.0% in the Adviser. As of September 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

          Under the Funds' Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Funds and pays all compensation of Trustees and officers of the Trust who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Funds, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Trustees of the Trust to serve as the Trust's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Funds, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of shares of the Funds (other than the portion of the promotional expenses borne by the Funds in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing prospectuses of the Funds and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Funds have, under the Advisory Agreement, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by AllianceBernstein L.P. (the "Adviser") or its affiliates. In such event, the services will be provided to the Funds at cost and the payments specifically approved by the Trustees. For the fiscal year ended November 30, 2005, after any waiver or reimbursement, AllianceBernstein Value Fund paid $88,000,AllianceBernstein Global Value Fund paid $62,500, AllianceBernstein International Value Fund paid $0, and AllianceBernstein Small/Mid Cap Value Fund paid $0 to the Adviser for such services.


          On November 2, 2003 (for AllianceBernstein Value Fund), July 2, 2001 (for AllianceBernstein Small/Mid Cap Value Fund and AllianceBernstein International Value Fund) and March 21, 2002 (for AllianceBernstein Global Value
Fund), the Adviser entered into additional contractual agreements with AllianceBernstein Value Fund, AllianceBernstein Small/Mid Cap Value Fund, AllianceBernstein International Value Fund and AllianceBernstein Global Value Fund to waive fees and/or reimburse certain expenses, as described below. In the case of AllianceBernstein Small/Mid Cap Value Fund, such agreements were revised as of January 1, 2004.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Value Fund paid the Adviser a monthly fee at an annualized rate of 0.75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion, and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November 30, 2005, November 30, 2004 and November 30, 2003, the Adviser earned from the Fund $5,435,665, $6,161,553 and $4,717,370, respectively, in advisory fees and waived $0, $1,183,042 and $0, respectively. Amounts waived by the Adviser for the fiscal year ended November 30, 2004 were waived in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Small/Mid Cap Value Fund paid the Adviser a monthly fee at an annualized rate of 1.00% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.75% on an annual basis of the first $2.5 billion, 0.65% on an annual basis of the excess over $2.5 billion up to $5 billion, and 0.60% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November 30, 2005, November 30, 2004 and November 30, 2003, the Adviser earned from the Fund $5,179,800, $4,928,605 and $5,913,139, respectively, in advisory fees and waived $2,992,595, $2,273,809 and $2,255,231, respectively. In addition, for the fiscal year ended November 30, 2004, the Adviser waived $1,562,998 in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein International Value Fund pays the Adviser a monthly fee at an annualized rate of 1.00% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.75% on an annual basis of the first $2.5 billion, 0.65% on an annual basis of the excess over $2.5 billion up to $5 billion, and 0.60% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November 30, 2005, November 30, 2004 and November 30, 2003, the Adviser earned from the Fund $16,321,418, $12,268,009 and $6,375,036, respectively, in advisory fees and waived $3,364,158, $3,546,143 and $4,595,633, respectively. In addition, for the fiscal year ended November 30, 2004, the Adviser waived $2,149,722 in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and 0.90% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.


          For the services rendered by the Adviser under the Advisory Agreement, AllianceBernstein Global Value Fund pays the Adviser a monthly fee at an annualized rate of 1.00% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.75% on an annual basis of the first $2.5 billion, 0.65% on an annual basis of the excess over $2.5 billion up to $5 billion, and 0.60% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Trustees approved an amendment to the Investment Advisory Agreement to reduce the contractual advisory fees to these rates. For the fiscal years of the Fund ended November 30, 2005, November, 30, 2004 and November 30, 2003, the Adviser earned from the Fund $1,505,082, $1,113,077 and $1,037,925, respectively, in advisory fees and waived $9,490, $22,605 and $268,678, respectively. In addition, for the fiscal year ended November 30, 2004, the Adviser waived $249,976 in accordance with the agreement with the New York Attorney General. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. This contractual agreement automatically extends each fiscal year unless the Adviser provides written notice of termination to the Trust at least 60 days prior to the end of the Fund's fiscal year.

          The Advisory Agreement became effective on January 31, 2001. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Trust's Trustees, including the Trustees who are not parties to the Advisory Agreement or interested persons as defined in the Act, of any such party, at a meeting called for the purpose and held on January 31, 2001.

          The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of each Fund's outstanding voting securities or by the Trust's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons", as defined by the 1940 Act, of such parties. Continuance of the Advisory Agreement was approved for an additional term at a meeting of the Trustees on December 14, 2005.

          The Advisory Agreement is terminable without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities of each Fund or by a vote of a majority of the Trust's Trustees, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Funds' Portfolio Managers
----------------------------------------------------------

          ALLIANCEBERNSTEIN VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John
D. Philips are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(1) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers are set forth below:

                               DOLLAR RANGES OF EQUITY SECURITIES IN THE FUND(2)

                                     As of Fiscal Year Ended
                                        November 30, 2005

Ms. Marilyn G. Fedak                         None
Mr. John Mahedy                              None
Mr. Christopher Marx                         None
Mr. John D. Philips                          None

----------
(2) The ranges presented above include vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

     For information presented as of November 30, 2005, with respect to each of Ms. Fedak and Mr. Marx, if unvested shares awarded for calendar year
     2004 and previous years under the Plans were included, the range would be $500,001 - $1,000,000 and $10,001 - $50,001, respectively.


          As of November 30, 2005, employees of the Adviser had approximately $22,346,000 invested in shares of the Fund and approximately $516,539,000 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities.(3) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2005.

----------
(3) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of three model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                  Total
                                                    Number of     Assets of
                      Total        Total            Registered    Registered
                      Number of    Assets of        Investment    Investment
                      Registered   Registered       Companies     Companies
                      Investment   Investment       Managed with  Managed with
                      Companies    Companies        Performance-  Performance-
Portfolio Manager     Managed      Managed          based Fees    based Fees
--------------------------------------------------------------------------------

Ms. Marilyn G. Fedak   37         $20,681,751,052     1           $6,235,831,629
--------------------------------------------------------------------------------
Mr. John Mahedy        37         $20,681,751,052     1           $6,235,831,629
--------------------------------------------------------------------------------
Mr. Christopher Marx   37         $20,681,751,052     1           $6,235,831,629
--------------------------------------------------------------------------------
Mr. John D. Philips    37         $20,681,751,052     1           $6,235,831,629
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                       Total         Total          Pooled          Pooled
                       Number of     Assets of      Investment      Investment
                       Pooled        Pooled         Vehicles        Vehicles
                       Investment    Investment     Managed with    Managed with
                       Vehicles      Vehicles       Performance-    Performance-
Portfolio Manager      Managed       Managed        based Fees      based Fees
--------------------------------------------------------------------------------
Ms. Marilyn G. Fedak   46           $2,488,993,057     None           None
--------------------------------------------------------------------------------
Mr. John Mahedy        46           $2,488,993,057     None           None
--------------------------------------------------------------------------------
Mr. Christopher Marx   46           $2,488,993,057     None           None
--------------------------------------------------------------------------------
Mr. John D. Philips    46           $2,488,993,057     None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number          Total
                       Total       Total           of Other        Assets
                       Number      Assets          Accounts        of Other
                       of Other    of Other        Managed with    Accounts with
                       Accounts    Accounts        Performance-    Performance-
Portfolio Manager      Managed     Managed         based Fees      based Fees
--------------------------------------------------------------------------------

Ms. Marilyn G. Fedak   35,158     $54,048,165,435    15           $3,170,832,546
--------------------------------------------------------------------------------
Mr. John Mahedy        35,158     $54,048,165,435    15           $3,170,832,546
--------------------------------------------------------------------------------
Mr. Christopher Marx   35,158     $54,048,165,435    15           $3,170,832,546
--------------------------------------------------------------------------------
Mr. John D. Philips    35,158     $54,048,165,435    15           $3,170,832,546
--------------------------------------------------------------------------------


          ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by Small/Mid-Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the investment professionals(4) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(4) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers are set forth below:

                               DOLLAR RANGES OF EQUITY SECURITIES IN THE FUND(5)

                                   As of Fiscal Year Ended
                                      November 30, 2005

Mr. Joseph G. Paul                          None
Mr. James W. MacGregor                $10,001 - $50,000
Mr. Andrew J. Weiner                        None

----------
(5) The ranges presented above include vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

     For information presented as of fiscal year ended November 30, 2005, with respect to Mr. MacGregor, if unvested shares under Alliance's Partners Compensation Plan and Profit Sharing/401(k) Plan were included, the range would be $50,001 - $100,000.


          As of November 30, 2005, employees of the Adviser had approximately $16,300,000 invested in shares of the Fund and approximately $516,539,000 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2005.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                         Total        Total          Registered     Registered
                         Number of    Assets of      Investment     Investment
                         Registered   Registered     Companies      Companies
                         Investment   Investment     Managed with   Managed with
                         Companies    Companies      Performance-   Performance-
Portfolio Manager        Managed      Managed        based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul       21          $2,509,352,202     None           None
--------------------------------------------------------------------------------
Mr. James W. MacGregor   12          $2,509,352,202     None           None
--------------------------------------------------------------------------------
Mr. Andrew J. Weiner     12          $2,509,352,202     None           None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                         Total        Total         Pooled          Pooled
                         Number of    Assets of     Investment      Investment
                         Pooled       Pooled        Vehicles        Vehicles
                         Investment   Investment    Managed with    Managed with
                         Vehicles     Vehicles      Performance-    Performance-
Portfolio Manager        Managed      Managed       based Fees      based Fees
--------------------------------------------------------------------------------
Mr. Joseph G. Paul       68         $1,575,500,573   1              $754,046,032
--------------------------------------------------------------------------------
Mr. James W. MacGregor   35         $  303,755,928   None           None
--------------------------------------------------------------------------------
Mr. Andrew J. Weiner     35         $  303,755,928   None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                    Number of      Total
                         Total        Total         Other          Assets of
                         Number of    Assets of     Accounts       Other
                         Other        Other         Managed with   Accounts with
                         Accounts     Accounts      Performance-   Performance-
Portfolio Manager        Managed      Managed       based Fees     based Fees
--------------------------------------------------------------------------------

Mr. Joseph G. Paul       68          $1,575,500,573   None          None
--------------------------------------------------------------------------------
Mr. James W. MacGregor   58          $1,504,268,671   None          None
--------------------------------------------------------------------------------
Mr. Andrew J. Weiner     58          $1,504,268,671   None          None
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A. Martini are the investment professionals(6) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(6) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers are set forth below:


                               DOLLAR RANGES OF EQUITY SECURITIES IN THE FUND(7)

                               As of Fiscal Year Ended
                                  November 30, 2005

Ms. Sharon E. Fay                 $50,001-$100,000
Mr. Kevin F. Simms                $100,001-$500,000
Mr. Henry S. D'Auria              $100,001-$500,000
Mr. Giulio A. Martini             None

----------

(7) The ranges presented above include vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


     For information presented as of November 30, 2005, with respect to each of Ms. Fay, Mr. Simms and Mr. D'Auria, if unvested shares awarded for calendar year 2004 and previous years under the Plans were included, the range would be $100,001-$500,000, $500,001-$1,000,000 and over $1,000,000, respectively.


          Overall, as of November 30, 2005, employees of the Adviser had approximately $57,414,000 invested in shares of the Fund and approximately $516,539,000 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities.(8) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2005.

----------
(8) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                       Total         Total          Registered      Registered
                       Number of     Assets of      Investment      Investment
                       Registered    Registered     Companies       Companies
                       Investment    Investment     Managed with    Managed with
                       Companies     Companies      Performance-    Performance-
Portfolio Manager      Managed       Managed        based Fees      based Fees
--------------------------------------------------------------------------------

Ms. Sharon E. Fay       17         $6,869,358,982       None           None
--------------------------------------------------------------------------------
Mr. Kevin F. Simms      17         $6,869,358,982       None           None
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria    18         $7,799,455,064       None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mr. Giulio A. Martini   17         $6,869,358,982       None           None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                   Total
                                                    Number of      Assets of
                       Total         Total          Pooled         Pooled
                       Number of     Assets of      Investment     Investment
                       Pooled        Pooled         Vehicles       Vehicles
                       Investment    Investment     Managed with   Managed with
                       Vehicles      Vehicles       Performance-   Performance-
Portfolio Manager      Managed       Managed        based Fees     based Fees
--------------------------------------------------------------------------------
Ms. Sharon E. Fay        85        $7,817,269,227       None      $238,357,669
--------------------------------------------------------------------------------
Mr. Kevin F. Simms       84        $8,423,283,230       1       $1,220,264,218
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria     87       $11,329,512,308       1         $743,346,941
--------------------------------------------------------------------------------
Mr. Giulio A. Martini    83        $7,269,413,277       None      $238,357,669
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number of      Total
                       Total         Total         Other          Assets of
                       Number of     Assets of     Accounts       Other
                       Other         Other         Managed with   Accounts with
                       Accounts      Accounts      Performance-   Performance-
Portfolio Manager      Managed       Managed       based Fees     based Fees
--------------------------------------------------------------------------------

Ms. Sharon E. Fay        554     $83,552,599,424       73        $14,313,579,356
--------------------------------------------------------------------------------
Mr. Kevin F. Simms       498     $70,968,586,761       52        $8,443,750,829
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria     524     $77,144,824,873       59        $10,925,852,677
--------------------------------------------------------------------------------
Mr. Giulio A. Martini    498     $70,968,586,761       52        $8,443,750,829
--------------------------------------------------------------------------------

          ALLIANCEBERNSTEIN GLOBAL VALUE FUND. The management of and investment decisions for the Fund's portfolio are made by International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Giulio A. Martini are the investment professionals(9) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(9) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers are set forth below:


                              DOLLAR RANGES OF EQUITY SECURITIES IN THE FUND(10) As of Fiscal Year Ended
                                 November 30, 2005

Ms. Sharon E. Fay                $100,001-$500,000
Mr. Kevin F. Simms               $500,001-$1,000,000
Mr. Henry S. D'Auria             $10,001-$500,000
Mr. Giulio A. Martini                   None

----------

(10) The ranges presented above include vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans"). For information presented as of fiscal year ended November 30, 2005, with respect to each of Ms. Fay and Mr. Simms, if unvested shares for calendar year 20004 and previous years under the Plans were included, the ranges would be over $1,000,000 for each.


          As of November 30, 2005, employees of the Adviser had approximately $28,814,000 invested in shares of the Fund and approximately $516,539,000 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities.(11) The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended November 30, 2005.

----------
(11) Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of eleven model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                       Total         Total          Registered      Registered
                       Number of     Assets of      Investment      Investment
                       Registered    Registered     Companies       Companies
                       Investment    Investment     Managed with    Managed with
                       Companies     Companies      Performance-    Performance-
Portfolio Manager      Managed       Managed        based Fees      based Fees
--------------------------------------------------------------------------------
Ms. Sharon E. Fay        16       $9,283,328,983        None            None
--------------------------------------------------------------------------------
Mr. Kevin F. Simms       16       $9,283,328,983        None            None
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria     17       $10,213,425,605       None            None
--------------------------------------------------------------------------------
Mr. Giulio A. Martini    16       $9,283,328,983        None            None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                       Total         Total          Pooled          Pooled
                       Number of     Assets of      Investment      Investment
                       Pooled        Pooled         Vehicles        Vehicles
                       Investment    Investment     Managed with    Managed with
                       Vehicles      Vehicles       Performance-    Performance-
Portfolio Manager      Managed       Managed        based Fees      based Fees
--------------------------------------------------------------------------------
Ms. Sharon E. Fay        85        $7,817,269,227       None      $238,357,669
--------------------------------------------------------------------------------
Mr. Kevin F. Simms       84        $8,423,283,230       1       $1,220,264,218
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria     87       $11,329,512,308       1         $743,346,941
--------------------------------------------------------------------------------
Mr. Giulio A. Martini    83        $7,269,413,277       None      $238,357,669
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                   Number of       Total
                       Total         Total         Other           Assets of
                       Number of     Assets of     Accounts        Other
                       Other         Other         Managed with    Accounts with
                       Accounts      Accounts      Performance-    Performance-
Portfolio Manager      Managed       Managed       based Fees      based Fees
--------------------------------------------------------------------------------
Ms. Sharon E. Fay        554     $83,552,599,424       73        $14,313,579,356
--------------------------------------------------------------------------------
Mr. Kevin F. Simms       498     $70,968,586,761       52        $8,443,750,829
--------------------------------------------------------------------------------
Mr. Henry S. D'Auria     524     $77,144,824,873       59        $10,925,852,677
--------------------------------------------------------------------------------
Mr. Giulio A. Martini    498     $70,968,586,761       52        $8,443,750,829
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.


          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(12)

----------
(12) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Trustee Information
-------------------

          The business and affairs of the Funds are managed under the direction of the Trustees of the Trust. Certain information concerning the Trustees of the Trust is set forth below.


                                                                             OTHER
                               PRINCIPAL                     PORTFOLIOS IN   TRUSTEESHIPS/
NAME, ADDRESS,                 OCCUPATION(S)                 FUND COMPLEX    DIRECTORSHIPS
DATE OF BIRTH AND              DURING PAST                   OVERSEEN BY     HELD BY
(YEAR ELECTED*)                5 YEARS                       TRUSTEE         TRUSTEE
---------------                -----------------             -------------   -------
INTERESTED TRUSTEE

Marc O. Mayer, **              Executive Vice President      106             SCB Partners Inc;
1345 Avenue of the Americas    of AllianceBernstein L.P.                     SCB, Inc.
New York, NY 10105             since 2001 and Executive
10/02/1957                     Managing Director of
(2003)                         AllianceBernstein
                               Investments, Inc. since
                               2003; prior thereto he
                               was head of
                               AllianceBernstein
                               Institutional
                               Investments, a unit of
                               AllianceBernstein from
                               2001-2003. Prior thereto,
                               Chief Executive Officer
                               of Sanford C. Bernstein &
                               Co., LLC (institutional
                               research and brokerage
                               arm of Bernstein & Co.
                               LLC ("SCB & Co.")) and
                               its predecessor since
                               prior to 2001. He is a
                               Director of SCB Partners,
                               Inc. and SCB Inc.

DISINTERESTED TRUSTEES

Chairman of the Board          Investment Adviser and an     108             None
William H. Foulk, Jr., +, #    Independent Consultant. He
2 Sound View Drive             was formerly Senior Manager
Suite 100                      of Barrett Associates,
Greenwich, CT 06830            Inc., a registered
09/07/1932                     investment adviser, with
(2001)                         which he had been
                               associated since prior to
                               2001. He was formerly
                               Deputy Comptroller and
                               Chief Investment Officer of
                               the State of New York and,
                               prior thereto, Chief
                               Investment Officer of the
                               New York Bank for Savings.

Ruth Block, ***, #             Formerly Executive Vice       106             None
500 SE Mizner Blvd.            President and Chief
Boca Raton, FL 33432           Insurance Officer of The
11/07/1930                     Equitable Life Assurance
(2001)                         Society of the United
                               States; Chairman and Chief
                               Executive Officer of Evlico
                               (insurance); Director of
                               Avon, BP (oil and gas),
                               Ecolab Incorporated
                               (specialty chemicals),
                               Tandem Financial Group and
                               Donaldson, Lufkin &
                               Jenrette Securities
                               Corporation; Governor at
                               Large, National Association
                               of Securities Dealers, Inc.

David H. Dievler, #            Independent Consultant.       107             None
P.O. Box 167                   Until December 1994, he was
Spring Lake, NJ 07762          Senior Vice President of AB
10/23/1929                     Corp. responsible for
(2001)                         mutual fund administration.
                               Prior to joining AB Corp.
                               in 1984, he was Chief
                               Financial Officer of
                               Eberstadt Asset Management
                               since 1968. Prior to that,
                               he was a Senior Manager at
                               Price Waterhouse & Co.
                               Member of American
                               Institute of Certified
                               Public Accountants since
                               1953.

John H. Dobkin, #              Consultant. Formerly          106             None
P.O. Box 12                    President of Save Venice,
Annandale, NY 12504            Inc. (preservation
02/19/1942                     organization) from
(2001)                         2001-2002, a Senior Advisor
                               from June 1999 - June 2000
                               and President of Historic
                               Hudson Valley (historic
                               preservation) from December
                               1989 - May 1999.
                               Previously, Director of the
                               National Academy of Design
                               during 1988-1992, Director
                               and Chairman of the Audit
                               Committee of AB Corp.

Michael J. Downey, #           Consultant since January      106             Asia Pacific Fund,
c/o AllianceBernstein  L.P.    2004. Formerly managing                       Inc. and The Merger
Attn:  Philip L. Kirstein      partner of Lexington                          Fund
1345 Avenue of the Americas    Capital, LLC (investment
New York, NY 10105             advisory firm) from
1/26/1944                      December 1997 until
(2005)                         December 2003. Prior
                               thereto, Chairman and CEO
                               of Prudential Mutual Fund
                               Management from 1987 to
                               1993.

D. James Guzy, #               Chairman of the Board of      106             Intel Corporation;
P.O. Box 128                   PLX Technology (semi-                         Cirrus Logic
Glenbrook, NV 89413            conductors) and of SRC                        Corporation
3/7/1936                       Computers Inc., with which                    (semi-conductors);
(2005)                         he has been associated                        Novellus Corporation
                               since prior to 2001. He is                    (semi-conductor
                               also President of the Arbor                   equipment); Micro
                               Company (private family                       Component Technology
                               investments).                                 (semi-conductor
                                                                             equipment); the Davis
                                                                             Selected Advisors
                                                                             Group of Mutual Funds
                                                                             and LogicVision

Marshall C. Turner, Jr., #     CEO, Toppan Photomasks,       106             Toppan Photomasks,
220 Montgomery Street          Inc., (semi-conductor                         Inc.; the George
Penthouse 10                   manufacturing services),                      Lucas Educational
San Francisco, CA 94104-3402   Austin, Texas, from 2003 to                   Foundation;  Chairman
10/10/1941                     present, and President                        of the Board of the
(2005)                         since company acquired in                     Smithsonian's
                               2005, and name changed from                   National Museum of
                               DuPont Photomasks. Prior to                   Natural History
                               the company's sale in 2005,
                               he was Chairman and CEO. He
                               has also been Principal of
                               Turner Venture Associates
                               since 1993.


----------
*    There is no stated term of office for the Trustees.

** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of AB Corp.
*** Ms. Block was an "interested person," as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Trustees of the Trust have four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance and Nominating Committees are identified above.

          The function of the Audit Committee is to assist the Trustees in their oversight of the Funds' financial reporting process. The Audit Committee met once during the Funds' most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions of the Trustees. The Governance and Nominating Committee met seven times during the Funds' most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Trust not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Trust did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Trust; (v) the class or series and number of all shares of a Fund of the Trust owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Trust's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust, the candidate's ability to qualify as a disinterested Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Trustees, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met twelve times during the Fund's most recently completed fiscal year.

          The dollar range of the Funds' securities owned by each Trustee and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provided investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Trustee are set forth below.

                          DOLLAR RANGE OF        AGGREGATE DOLLAR RANGE OF
                          EQUITY SECURITIES IN   EQUITY SECURITIES IN THE
                          THE FUNDS AS OF        ALLIANCEBERNSTEIN FUND
NAME OF TRUSTEE           DECEMBER 31, 2005      COMPLEX AS OF DECEMBER 31, 2005
---------------           -----------------      -------------------------------

Marc O. Mayer             Over $100,000          Over  $100,000
Ruth Block                $50,001-$100,000       Over $100,000
David H. Dievler          Over $100,000          Over $100,000
John H. Dobkin            Over $100,000          Over $100,000
Michael J. Downey         $50,001-$100,000       Over $100,000
William H. Foulk, Jr.     None                   Over $100,000
D. James Guzy             None                   $50,001 - $100,000
Marshall C. Turner, Jr.   $50,001-$100,000       Over $100,000

Officer Information
-------------------

Certain information concerning the officers of the Trust is set forth below.

NAME AND ADDRESS,*     POSITION(S) HELD        PRINCIPAL OCCUPATION
AND (DATE OF BIRTH)    WITH TRUST              DURING PAST 5 YEARS
------------------     -----------             -------------------

Marc O. Mayer          President and Chief     See biography above.
(10/02/57)             Executive Officer

Philip L Kirstein      Senior Vice President   Senior Vice President and
(5/29/1945)            and Independent         Independent Compliance Officer of
                       Compliance Officer      the AllianceBernstein Funds, with
                                               which he has been associated
                                               since October 2004. Prior
                                               thereto, he was Of Counsel to
                                               Kirkpatrick & Lockhart, L.P. from
                                               October 2003 to October 2004, and
                                               General Counsel of Merrill Lynch
                                               Investment Managers, L.P. since
                                               prior to 2001 until March 2003.

Marilyn G. Fedak       Senior Vice President   Senior Vice President of the
(1/3/1947)                                     Adviser** since October 2000. She
                                               is Head of Sanford C. Bernstein &
                                               Co., Inc.'s ("Bernstein") Value
                                               Equities Business and Co-Chief
                                               Investment Officer of U.S. Value
                                               Equities.

Ranjani H. Nagaswami   Senior Vice President   Senior Vice President of the
(11/13/1963)                                   Adviser,** with which she has
                                               been associated since prior to
                                               2001.  She is also Vice Chairman
                                               of AllianceBernstein Investments,
                                               Inc. and Chief Investment Officer
                                               of AllianceBernstein Fund
                                               Investors since February 2004.

Joseph G. Paul         Senior Vice President   Senior Vice President of the
(2/8/1960)                                     Adviser,** with which he has been
                                               associated since prior to 2001.

Kevin F. Simms         Senior Vice President   Senior Vice President of the
(3/23/1966)                                    Adviser** and Co-Chief Investment
                                               Officer of International Value
                                               Equities since 2003. He has also
                                               been Director of Research for
                                               Global and International Value
                                               Equities since prior to 2001.

Thomas J. Bardong      Vice President          Senior Vice President of the
(4/28/1945)                                    Adviser,** with which he has been
                                               associated since prior to 2001.

Emilie D. Wrapp        Clerk                   Senior Vice President, Assistant
(11/13/1955)                                   General Counsel and Assistant
                                               Secretary of AllianceBernstein
                                               Investments, Inc.,** with which
                                               she has been associated since
                                               prior to 2000.

Andrew L. Gangolf      Assistant Clerk         Senior Vice President and
(8/15/1954)                                    Assistant General Counsel of
                                               AllianceBernstein Investments,
                                               Inc.,** with which he has been
                                               associated since prior to 2001.

Mark D. Gersten        Treasurer and Chief     Senior Vice President of ABIS**
(10/04/1950)           Financial Officer       and Vice President of
                                               AllianceBernstein Investments,
                                               Inc.,** with which he has been
                                               associated since prior to 2001.

Vincent S. Noto        Controller              Vice President of ABIS,** with
(12/14/1964)                                   which he has been associated
                                               since prior to 2001.

----------
* The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, AllianceBernstein Investments, Inc., SCB & Co. and ABIS are affiliates of the Trust.

          The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Trust. The aggregate compensation paid by the Trust to each of the Trustees during the Funds' fiscal year ended November 30, 2005, the aggregate compensation paid to each of the Trustees during calendar year 2005 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee are set forth below. None of the Funds or any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                  Total
                                                  Total           Number of
                                                  Number of       Investment
                                                  Investment      Portfolios
                                                  Companies       within the
                                      Total       in the          Alliance
                                      Compensa-   Alliance-       Bernstein
                                      tion        Bernstein       Fund
                                      from the    Fund Complex,   Complex,
                                      Alliance    Including the   Including
                                      Bernstein   Trust, as to    the Trust,
                          Aggregate   Fund        Which the       as to Which
                          Compensa-   Complex,    Trustee is a    the Trustee
                          tion From   Including   Director        is a Director
Name of Trustee           the Trust   the Trust   or Trustee      or Trustee
---------------           ---------   ---------   ----------      ----------

Marc O. Mayer             $0          $0              40             106
Ruth Block                $20,547     $240,916        40             106
David H. Dievler          $20,660     $268,371        41             107
John H. Dobkin            $21,661     $261,286        40             106
Michael J. Downey         $16,853     $239,916        40             106
William H. Foulk, Jr.     $34,125     $486,995        42             108
D. James Guzy             $0          $32,000         40             106
Marshall C. Turner, Jr.   $0          $28,500         40             106


          As of February 3, 2006, the Trustees and officers of the Trust as a group owned less than 1% of the shares of each Fund.

          The Trust undertakes to provide assistance to shareholders in communications concerning the removal of any Trustee of the Trust in accordance with Section 16 of the 1940 Act.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Trust has entered into a Distribution Services Agreement on behalf of each Fund (the "Agreement") with AllianceBernstein Investments, Inc., the Funds' principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Funds' shares and to permit the Funds to pay distribution services fees to defray expenses associated with distribution of their respective Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $624,626, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $589,509. Of the $1,214,135 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $563 was spent on advertising, $1,432 on the printing and mailing of prospectuses for persons other than current shareholders, $840,713 for compensation to broker-dealers and other financial intermediaries (including, $167,800 to the Principal Underwriter), $203,085 for compensation to sales personnel, $168,342 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,638,835, which constituted 0.95%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $1,638,835 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $76 was spent on advertising, $1,519 on the printing and mailing of prospectuses for persons other than current shareholders, $467,371 for compensation to broker-dealers and other financial intermediaries (including, $22,974 to the Principal Underwriter), $24,077 for compensation to sales personnel, $23,796 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $85,406 was spent on interest on Class B financing, and $1,036,590 was used to offset the distribution expenses paid by the Adviser in prior years.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,009,080, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $83,260. Of the $1,092,340 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $104 was spent on advertising, $641 on the printing and mailing of prospectuses for persons other than current shareholders, $1,021,686 for compensation to broker-dealers and other financial intermediaries (including, $32,155 to the Principal Underwriter), $34,571 for compensation to sales personnel, $32,402 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,936 was spent on interest on Class C financing.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $3,720, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $13,775. Of the $17,495 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class R shares, $16 was spent on advertising, $4 on the printing and mailing of prospectuses for persons other than current shareholders, $8,657 for compensation to broker-dealers and other financial intermediaries (including, $3,884 to the Principal Underwriter), $4,017 for compensation to sales personnel, $4,801 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R financing.


          During AllianceBernstein Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $285, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $285 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing and $285 may be used to offset the distribution expenses paid by the Adviser in future years.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,111,669, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,295,931. Of the $2,407,600 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $1,104 was spent on advertising, $2,430 on the printing and mailing of prospectuses for persons other than current shareholders, $1,564,759 for compensation to broker-dealers and other financial intermediaries (including, $347,153 to the Principal Underwriter), $486,718 for compensation to sales personnel, $352,589 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $2,574,668, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $2,574,668 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $188 was spent on advertising, $2,928 on the printing and mailing of prospectuses for persons other than current shareholders, $1,252,872 for compensation to broker-dealers and other financial intermediaries (including, $54,972 to the Principal Underwriter), $74,952 for compensation to sales personnel, $55,812 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $142,278 was spent on interest on Class B financing, and $1,045,638 was used to offset the distribution expenses paid by the Adviser in prior years.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $1,771,285, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $384,965. Of the $2,156,250 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $82 was spent on advertising, $1,376 on the printing and mailing of prospectuses for persons other than current shareholders, $1,861,766 for compensation to broker-dealers and other financial intermediaries (including, $108,300 to the Principal Underwriter), $173,193 for compensation to sales personnel, $107,920 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $11,913 was spent on interest on Class C financing.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $7,336, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $10,726. Of the $18,062 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $7 was spent on advertising, $5 on the printing and mailing of prospectuses for persons other than current shareholders, $9,958 for compensation to broker-dealers and other financial intermediaries (including, $1,786 to the Principal Underwriter), $5,944 for compensation to sales personnel, $2,148 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $21, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $21 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing and $21 may be used to offset the distribution expenses paid by the Advisor in the future years.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $2,372,445, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $3,754,168. Of the $6,126,613 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $1,584 was spent on advertising, $3,617 on the printing and mailing of prospectuses for persons other than current shareholders, $3,064,890 for compensation to broker-dealers and other financial intermediaries (including, $499,912 to the Principal Underwriter), $2,541,578 for compensation to sales personnel, $514,944 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $1,703,602, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $233,335. Of the $1,936,937 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $158 was spent on advertising, $1,903 on the printing and mailing of prospectuses for persons other than current shareholders, $1,658,358 for compensation to broker-dealers and other financial intermediaries (including, $43,774 to the Principal Underwriter), $137,451 for compensation to sales personnel, $44,302 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $94,765 was spent on interest on Class B financing.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $2,334,908, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $1,187,205. Of the $3,522,113 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $446 was spent on advertising, $1,435 on the printing and mailing of prospectuses for persons other than current shareholders, $2,789,423 for compensation to broker-dealers and other financial intermediaries (including, $137,113 to the Principal Underwriter), $563,631 for compensation to sales personnel, $139,127 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $28,051 was spent on interest on Class C financing.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $9,458, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $16,666. Of the $26,124 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class R shares, $0 was spent on advertising, $1 on the printing and mailing of prospectuses for persons other than current shareholders, $10,279 for compensation to broker-dealers and other financial intermediaries (including, $132 to the Principal Underwriter), $15,750 for compensation to sales personnel, $94 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class R financing.


          During AllianceBernstein International Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $50, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $50 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $10 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing and $40 may be used to offset the distribution expenses paid by the Adviser in future years.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $88,809, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $113,961. Of the $202,770 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $173 was spent on advertising, $151 on the printing and mailing of prospectuses for persons other than current shareholders, $125,558 for compensation to broker-dealers and other financial intermediaries (including, $51,504 to the Principal Underwriter), $25,886 for compensation to sales personnel, $51,002 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $128,587, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $30,829. Of the $159,416 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $46 was spent on advertising, $182 on the printing and mailing of prospectuses for persons other than current shareholders, $130,804 for compensation to broker-dealers and other financial intermediaries (including, $15,939 to the Principal Underwriter), $7,121 for compensation to sales personnel, $16,258 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $5,005 was spent on interest on Class B financing.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $68,364, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $47,698. Of the $116,062 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $43 was spent on advertising, $67 on the printing and mailing of prospectuses for persons other than current shareholders, $94,646 for compensation to broker-dealers and other financial intermediaries (including, $14,374 to the Principal Underwriter), $6,399 for compensation to sales personnel, $14,614 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $293 was spent on interest on Class C financing.


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class R shares, in amounts aggregating $298, which constituted .50%, annualized, of the Fund's aggregate average daily net assets attributable to Class R shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $298 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class R shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to financial intermediaries (including $0 to the Fund's Principal Underwriter), $0 for compensation to sales personnel, $6 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $0 was spent on interest on Class R shares financing and $292 may be used to offset the distribution service fees paid in future years..


          During AllianceBernstein Global Value Fund's fiscal year ended November 30, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $19, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $19 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $6 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing, and $13 may be used to offset the distribution Service Fees paid in future years.

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares of each Fund are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares of each Fund and the distribution services fees on the Class R shares and the Class K shares of each Fund are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares of each Fund in that in each case the sales charge and/or distribution services fee provides for the financing of the distribution of the relevant class of the relevant Fund's shares.

          With respect to Class A shares of each Fund, distribution expenses accrued by the Principal Underwriter in one fiscal year may not be paid from distribution services fees received from a Fund in subsequent fiscal years. The Principal Underwriter's compensation with respect to Class B, Class C, Class R and Class K shares of each Fund under the Rule 12b-1 Plan is directly tied to the expenses incurred by the Principal Underwriter. Actual distribution expenses for Class B, Class C, Class R and Class K shares of each Fund for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B, Class C, Class R and Class K shares of each Fund, payments received from CDSCs. The excess will be carried forward by the Principal Underwriter and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares of each Fund, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of each Fund's most recent fiscal year ended November 30, 2005 and carried over for reimbursement in future years in respect of the Class B and Class C shares of each Fund were as follows:

---------------------------------------------------------------------------------------------
                         AMOUNT OF UNREIMBURSED DISTRIBUTION EXPENSES CARRIED OVER
                         (AS A PERCENTAGE OF THE CLASS'S NET ASSETS)
---------------------------------------------------------------------------------------------
                         CLASS B              CLASS C              CLASS R           CLASS K
---------------------------------------------------------------------------------------------
AB Value Fund            $346,547 (0.22%)     $737,379 (0.73%)     $23,645 (3.12%)   $0 (0%)
---------------------------------------------------------------------------------------------
AB Small/Mid             $1,285,224 (0.50%)   $1,554,513 (0.81%)   $10,753 (0.44%)   $0 (0%)
---------------------------------------------------------------------------------------------
AB International Value   $1,852,396 (0.91%)   $2,068,367 (0.66%)   $19,660 (0.48%)   $0 (0%)
---------------------------------------------------------------------------------------------
AB Global                $354,172 (2.19%)     $289,331 (3.35%)     $0 (0%)           $0 (0%)
---------------------------------------------------------------------------------------------


          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Trustees of the Trust determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement continues in effect so long as its continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class of the relevant Fund, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. The Agreement was approved for an additional annual term by a vote, cast in person, of the Trustees, including a majority of such disinterested Trustees, at their meeting held on December 14, 2005.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that a Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, a Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares of a Fund, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by that Fund to the Principal Underwriter with respect to that class and (ii) that Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas, 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares of each Fund is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, reflecting the additional costs associated with the Class B and Class C CDSC. For the fiscal year ended November 30, 2005, pursuant to the Transfer Agency Agreement, ABIS received $1,407,373 from AllianceBernstein Small/Mid Cap Value Fund; $1,198,428 from AllianceBernstein Value Fund; $2,239,243 from AllianceBernstein International Value Fund; and $72,093 from AllianceBernstein Global Value Fund.


          ABIS acts as the transfer agent for the Funds. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


          Many shares of each Fund are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, a Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Funds, the Principal Underwriter and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per share customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Fund, they are included in the Funds' Prospectus in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or AMIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related record-keeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Trust, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

          The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (ii) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of each Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"),to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of a Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

          Investors may purchase shares of the Funds either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares of each Fund made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the classes of shares available through such financial intermediary and the minimum initial and subsequent investment amounts. A Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Funds' Board of Trustees has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Funds, through their agents, the Principal Underwriter and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

          o Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short -term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the relevant Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to a Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Application of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. Each Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to a Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, a Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). A Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting from Imposition of Account Blocks in Response to Excessive or Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that a Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of each Fund is its net asset value, plus, in the case of Class A shares of each Fund, a sales charge. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of that Fund's shares, the per share net asset value is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAV of the various classes of shares of each Fund are expected to be substantially the same. However, the NAV of the Class B, Class C and Class R shares of each Fund will generally be slightly lower than the NAV of the Class A, Class K, Class I and Advisor Class shares of each Fund, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Funds will accept unconditional orders for their shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive the day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of a Fund's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Fund, stock certificates representing shares of that Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the relevant Fund.

          Each class of shares of each Fund represents an interest in the same portfolio of investments of the relevant Fund, have the same rights and are identical in all respects, except that (i) Class A shares of each Fund bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares of each Fund bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares of each Fund each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares of each Fund, and Class I shares and Advisor Class shares do not bear such a fee
(iii) Class B shares and Class C shares of each Fund bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares of each Fund, (iv) Class B shares and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares of that Fund, then such amendment will also be submitted to the Class B and Advisor Class shareholders of that Fund because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Trustees of the Trust have determined that currently no conflict of interest exists between or among the classes of shares of any respective Fund. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares of each Fund have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a deferred sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements
- Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of purchase, the length of time the investor expects the hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchase at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares of a Fund are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares of that Fund. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares of a Fund would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares of a Fund because the accumulated continuing distribution charges on Class B shares or Class C shares of that Fund may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares of a Fund in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares of a Fund would have to hold his or her investment approximately seven years for the Class C distribution services fee of that Fund to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares of a Fund.

          During AllianceBernstein Value Fund's fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $434,083, $439,595 and $331,775, respectively. Of these amounts, the Principal Underwriter received $20,554, $20,157, and $17,058, respectively, during fiscal years 2005, 2004 and 2003, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the Principal Underwriter received CDSCs of $17,244, $3,679 and $2,547, respectively, on Class A shares, $152,655, $323,018 and $403,598, respectively, on Class B shares and $9,588, $8,110 and $11,957, respectively, on Class C shares.


          During AllianceBernstein Small/Mid Cap Value Fund's fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $1,081,148, $2,287,419 and $593,894, respectively. Of these amounts, the Principal Underwriter received $55,101, $42,839 and $24,859, respectively, during fiscal years 2005, 2004 and 2003, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the Principal Underwriter received CDSCs of $28,653, $4,337 and $12,148, respectively, on Class A shares, $216,165, $319,888 and $374,619, respectively, on Class B shares and $29,300, $16,318 and $23,115, respectively, on Class C shares.


          During AllianceBernstein International Value Fund's fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $2,650,948, $710,299 and $495,580, respectively. Of these amounts, the Principal Underwriter received $154,719, $59,531 and $18,547, respectively, during fiscal years 2005, 2004 and 2003, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the Principal Underwriter received CDSCs of $10,476, $6,689 and $83,207, respectively, on Class A shares, $152,655, $142,562 and $106,068, respectively, on Class B shares and $42,717, $23,621 and $17,479, respectively, on Class C shares.


          During AllianceBernstein Global Value Fund's fiscal years ended November 30, 2005, November, 30, 2004 and November 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $77,445, $103,497 and $53,800, respectively. Of these amounts, the Principal Underwriter received $3,866, $2,725 and $751, respectively, during fiscal years 2005, 2004 and 2003, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallocated to selected dealers (and was accordingly retained by the Principal Underwriter). During the Fund's fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, the Principal Underwriter received CDSCs of $9,927, $703 and $81, respectively, on Class A shares, $12,801, $11,179 and $7,947, respectively, on Class B shares and $2,122, $624 and $1,933, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares of a Fund is the net asset value plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                  Discount or
                                                                  Commission
                                                                  to Dealers
                        As % of net        As % of the            or Agents
Amount of               Amount             Public Offering        as % of
Purchase                Invested           Price                  Offering Price
----------              -----------        ---------------        --------------
Up to
  $100,000                 4.44%                4.25%                  4.00%
100,000 up to
  $250,000                 3.36                 3.25                   3.00
$250,000 up to
  $500,000                 2.30                 2.25                   2.00
$500,000 up to
  $1,000,000*              1.78                 1.75                   1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares of a Fund redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares of a Fund issued
(i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares of a Fund as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's Institutional Investment Management division;

(ii) officers and present or former Trustees of the Funds or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, ABIS and their affiliates; officers, directors and present or full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


(iii) the Adviser, Principal Underwriter, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, ABIS and their affiliates;

(iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services; and

(v) certain retirement plan accounts, as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares of a Fund at the public offering price equal to the NAV per share of the Class B shares of that Fund on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares of a Fund will automatically convert to Class A shares of that Fund and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares of a Fund that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares of a Fund purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares of a Fund in the shareholder's account (other than those in the sub-account) convert to Class A shares of that Fund, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares of a Fund to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares of a Fund to Class A shares of that Fund may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares of that Fund would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares of a Fund at the public offering price equal to the NAV per share of the Class C shares of that Fund on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares of a Fund are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Fund to sell its Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares of a Fund do not convert to any other class of shares of that Fund and incur higher distribution services fees than Class A shares and Advisor Class shares of the relevant Fund, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

          Contingent Deferred Sales Charge. Class B shares of a Fund that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Agreements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares of a Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares of the Fund upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of a Fund until the time of redemption of such shares.

                                           Contingent Deferred Sales Charge as a
          Year Since Purchase               % of Dollar Amount Subject to Charge
          -------------------               ------------------------------------

          First                                             4.0%
          Second                                            3.0%
          Third                                             2.0%
          Fourth                                            1.0%
          Fifth and thereafter                              None

          In determining the CDSC applicable to a redemption of Class B shares and Class C shares of a Fund, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of CDSC and the distribution services fee enables a Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2,
(iii) that had been purchased by present or former Trustees of the Trust, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by the Principal Underwriter where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for each Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vii) for permitted exchanges of shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Funds may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares --Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

          Conversion of Advisor Class Shares to Class A Shares. Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares - Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Trust. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares - Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder whose Advisor Class shares would otherwise convert to Class A shares would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange or shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Funds. In order to enable participants investing through group retirement plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in your Prospectus and this SAI. The Funds are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares
--------------

          Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. The Principal Underwriter measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, AMIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Fund as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC redemption. Class A shares are also available at NAV to group retirement plans with plan assets of $10 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

Class B Shares
--------------

          Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------

          Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request the Principal Underwriter in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares
--------------

          Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charges or CDSCs, but are subject to a .50% distribution fee.

Class K Shares
--------------

          Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

          Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or distribution fee.

Choosing a Class of Shares for Group Retirement Plans
'-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Fund will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Fund also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a Fund is not notified that a shareholder is eligible for these reductions, the relevant Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund into a single "purchase." By combining such purchases, a shareholder may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of any AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares of a Fund for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
   - AllianceBernstein 2000 Retirement Strategy
   - AllianceBernstein 2005 Retirement Strategy
   - AllianceBernstein 2010 Retirement Strategy
   - AllianceBernstein 2015 Retirement Strategy
   - AllianceBernstein 2020 Retirement Strategy
   - AllianceBernstein 2025 Retirement Strategy
   - AllianceBernstein 2030 Retirement Strategy
   - AllianceBernstein 2035 Retirement Strategy
   - AllianceBernstein 2040 Retirement Strategy
   - AllianceBernstein 2045 Retirement Strategy
   - U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
   - AllianceBernstein Corporate Bond Portfolio
   - AllianceBernstein Intermediate Bond Portfolio
   - AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
   - AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
   - California Portfolio
   - Insured California Portfolio
   - Insured National Portfolio
   - National Portfolio
   - New York Portfolio
AllianceBernstein Municipal Income Fund II
   - Arizona Portfolio
   - Florida Portfolio
   - Massachusetts Portfolio
   - Michigan Portfolio
   - Minnesota Portfolio
   - New Jersey Portfolio
   - Pennsylvania Portfolio
   - Ohio Portfolio
   - Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
   - AllianceBernstein Global Value Fund
   - AllianceBernstein International Value Fund
   - AllianceBernstein Small/Mid Cap Value Fund
   - AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
   - AllianceBernstein Balanced Wealth Strategy
   - AllianceBernstein Growth Fund
   - AllianceBernstein Tax-Managed Balanced Wealth Strategy
   - AllianceBernstein Tax-Managed Wealth Appreciation Strategy
   - AllianceBernstein Tax-Managed Wealth Preservation Strategy
   - AllianceBernstein Wealth Appreciation Strategy
   - AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
   - AllianceBernstein Intermediate California Municipal Portfolio
   - AllianceBernstein Intermediate Diversified Municipal Portfolio
   - AllianceBernstein Intermediate New York Municipal Portfolio
   - AllianceBernstein International Portfolio
   - AllianceBernstein Short Duration Portfolio
   - AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the relevant Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is a participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of that Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any other AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Fund, the investor and the investor's spouse each purchase shares of that Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and
(ii) for Class B shares of a Fund, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes, except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the relevant Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

          A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid on one fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in your Prospectus. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Fund automatically reinvested in additional shares of that Fund.

          Shares of a Fund owned by a participant in each Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or a Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Subscription Application found in your Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares of a Fund in a shareholder's account may be redeemed free of any CDSC.

          Class B shares of a Fund that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares of a Fund, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firm
---------------------------------------------

          Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of a Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Principal Underwriter to financial intermediaries selling Class A shares. The Principal Underwriter may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


          In the case of Class B shares, the Principal Underwriter may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


          In the case of Class C shares, the Principal Underwriter may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. The Principal Underwriter may pay a portion of "ticket" or other transactional charges.


          Your financial advisor's firm receives compensation from the Funds, the Principal Underwriter and/or the Adviser in several ways from various sources, which include some or all of the following:

*    upfront sales commissions
*    12b-1 fees
*    additional distribution support
*    defrayal of costs for educational seminars and training
* payments related to providing shareholder record-keeping and/or transfer agency services

Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commission paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), the Principal Underwriter, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund shares by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


          For 2006, the Principal Underwriter's expects to pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million, for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2005, the Principal Underwriter paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.


          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Funds sales, assets and redemption rates, and the willingness and ability of the firm to give the Principal Underwriter access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." The Principal Underwriter's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


          The Funds and the Principal Underwriter also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Funds - Transfer Agency Agreement" above. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Operating Expenses" in your Prospectus.

          If one mutual fund sponsor make greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend on fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, the Principal Underwriter and by sponsors of other mutual funds he or she may recommend to you. You should also consul disclosures made by your financial advisor at the time of your purchase.


          The Principal Underwriter anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advest
     A.G. Edwards
     AIG Financial Advisors
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citigroup Global Markets
     Citigroup Investment Services
     Commonwealth Financial Network
     Independent Financial Marketing Group
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     National Planning Holdings
     New England Securities
     PFS Investments
     Pipper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     Signator Investors
     SunTrust Bank
     UBS AG
     UBS Financial Services
     Uvest Financial Services
     Wachovia Securities
     Walnut Street Securities
     Wells Fargo Investments

          Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Each Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the relevant Fund.

Redemption
----------

          Subject only to the limitations described below, the Trust's Declaration of Trust requires that a Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares of a Fund, there is no redemption charge. Payment of the redemption price normally will be made within seven days after a Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the relevant Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares of a Fund will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the relevant Fund containing a request for redemption. A Fund may require the signature or signatures on the letter must be Medallion Signature Guaranteed. Please contact ABIS to determine whether a Medallion Signature Guarantee is needed.

          To redeem shares of a Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the relevant Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to a Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each shareholder of a Fund is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


          Telephone Redemption By Check. Each shareholder of a Fund is eligible to request redemption by check of the relevant Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS or by checking the appropriate box on the Subscription Application.


          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days, or (iv) held in any retirement plan account. None of the Funds nor the Adviser, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. Each Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, the Trust could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Funds may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares of a Fund), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Fund to the Principal Underwriter either directly or through a financial intermediary. None of the Funds nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares of a Fund). Normally, if shares of a Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Fund as described above with respect to financial intermediaries is a voluntary service of the Funds and a Fund may suspend or terminate this practice at any time.

General
-------

          Each Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Fund recently purchased by check, redemption proceeds will not be made available until that Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of a Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Funds through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly installments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their programs despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in a Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, ABIS and their affiliates may on a tax-free basis, exchange Class A shares of a Fund for Advisor Class shares of the respective Fund. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone request by 4:00 p.m. Eastern time on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Fund, for the purpose of conversion to Class A shares of that Fund. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of a Fund for Advisor class shares of a Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each shareholder of a Fund and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221 5672 before 4:00 p.m., Eastern time, on a Fund business day, as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments (such as the terrorist attacks on September 11, 2001) it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Fund reasonably believes to be genuine. The Funds will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of each Fund's independent registered public accounting firm, Ernst & Young LLP as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by a Fund on each Fund business day on which such an order is received and on such other days as the Board of Trustees deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Fund's NAV is calculated by dividing the value of that Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Funds' pricing policies and procedures adopted by the Board of Trustees ("Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Trustees has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Trustees;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined by the Board of Trustees, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives that are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Trustees.

          Each Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Fund to calculated its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing that Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value a Fund's assets on behalf of the respective Fund. The Valuation Committee values Fund assets as descried above.

          A Fund may suspend the determination of its NAV(and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining each Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Trustees.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio for each Fund. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by each Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by a Fund, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of that Fund will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

          The following discussion addresses certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, possibly with retroactive effect. Prospective investors should consult their own tax advisors with regard to the U.S. federal income tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

          General. Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes. Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

          (a) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies or net income derived from interests in certain qualified publicly traded partnerships;

          (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

          (c) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund's investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

          If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).

          Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by that Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by a Fund on December 31 of that calendar year and will be taxable to these shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

          Each Fund intends to make timely distributions of its respective taxable income (including any net capital gain) so that none of the Funds will be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit a Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

          Dividends and Distributions. Dividends of each Fund's net ordinary income and distributions of any net realized short-term capital gain will generally be taxable to shareholders as ordinary income. In the case of corporate shareholders, such dividends may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the relevant Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in a Fund at least 46 days during the 90-day period beginning 45 days before the ex-dividend date. In determining the holding period of such shares for this purpose, any period during which the corporation's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

          For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by a non-corporate shareholders will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the taxable year the dividend was paid or the immediately preceding taxable year.

          In general, distributions of investment income designated by one of the Funds as derived from qualified dividend income will be treated as qualified dividend income by a U.S. shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to its shares in that Fund. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

          Distributions of net capital gain from the sale of investments that the Fund owned for more than one year, and that are properly designated by the Fund as capital gain dividends ("Capital Gains Dividends") will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares in the relevant Fund. Distributions of net capital gain are not eligible for the dividends-received deduction referred to above.

          Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

          Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder although in effect a return to that particular shareholder's investment, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the relevant Fund. After the end of the calendar year, the Funds will notify shareholders of the federal income tax status of any distributions made by the Funds to shareholders during such year. It is the present policy of the Funds to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends. The amount of any dividend or distribution paid on shares of a Fund must necessarily depend upon the realization of income and capital gains from that Fund's investments.

          Return of Capital Distributions. If a Fund makes a distribution to a shareholder in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Fund's net asst value also reflects unrealized losses.

          Shares Purchased Through Tax Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement account or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Because special tax rules apply to investment through defined contribution plans and other tax-qualified plans, U.S. shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

          Sales, Exchanges and Redemptions. Any gain or loss arising from a sale, exchange or redemption of Fund shares generally will be capital gain or loss except in the case of dealers or certain financial institutions. Such gain or loss will be long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale, exchange or redemption and otherwise short-term capital gain or loss. If a shareholder has held shares in a Fund for six months or less and during that period has received a capital gain dividend, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not included.

          Any loss realized by a shareholder on a sale, exchange or redemption of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold, exchanged or redeemed. For this purpose, acquisitions pursuant to the relevant Fund's Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Foreign Taxes. Income received by the Funds may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known.

          Options, Futures, Forward Contracts, and Swap Agreements. Each Fund may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

          Foreign Currency Denominated Securities and Related Hedging Transactions. Each Fund may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

          Foreign Tax Credits. With respect to each of the Funds, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Fund's recognition of ordinary income and affect the timing or amount of the Fund's distributions. The AllianceBernstein Value Fund and the AllianceBernstein Small/Mid Cap Value Fund will generally not be eligible to elect to "pass-through" to their shareholders foreign income taxes that they pay, and such shareholders will therefore not be entitles to take a credit or a deduction for such taxes. The AllianceBernstein International Value Fund generally will and the AllianceBernstein Global Value Fund may be eligible to elect to "pass-through" to their shareholders foreign income taxes that they pay. If either the AllianceBernstein International Value Fund or the AllianceBernstein Global Value Fund make this election, its shareholders will be required to include their share of those taxes in gross income as a distribution from the Fund. Such shareholders will then be allowed to claim a credit or a deduction, if they itemize deductions) for such amounts on their federal income tax return, subject to certain limitations.

          Passive Foreign Investment Companies. Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may be able to elect to avoid the imposition of that tax. For example, the Fund may be able to elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may be able to make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. As discussed above, dividends paid by PFICs are not eligible to be treated as "qualified dividend income."

          Unrelated Business Taxable Income. Under current law, a tax-exempt U.S. shareholder will generally not realize unrelated business taxable income with respect to its shares in any of the Funds, provided that those shares do not constitute debt-financed property in the hands of such shareholder within the meaning of the Code and, provided further, that no Fund holds shares in a real estate investment trust owning residual interests in a real estate mortgage investment conduit. However, prospective and current tax-exempt shareholders, including charitable remainder trusts (which lose tax-exempt status for any taxable years in which they realize any amount of unrelated business taxable income), should consult their respective tax advisers to determine the suitability of acquiring shares of a Fund.

          Tax Shelter Regulations. Under Treasury regulations pertaining to tax shelters, shareholders subject to U.S. federal income tax may be required in certain cases to file with the I.R.S. a disclosure statement on Form 8886. Shareholders who are individuals recognizing $2 million or more of losses with respect to their shares in a Fund in any taxable year (or $4 million or more in a combination of taxable years) generally are subject to this requirement, as are shareholders that are corporations recognizing $10 million or more of losses with respect to their shares in a Fund in any taxable year (or $20 million or more in a combination of taxable years). Although shareholders directly owning shares in a corporation are in many cases excepted from this disclosure requirement, under current guidance these exceptions do not apply to shares of regulated investment companies such as the Funds. Shareholders in a Fund may also be subject to this disclosure requirement if they are in any way obligated not to disclose the U.S. federal income tax treatment or tax structure of their acquisition, holding, or disposition of their shares. Please consult your tax adviser to determine the applicability of these regulations in particular cases, including whether any subsequent guidance might exempt you from this disclosure requirement.

          Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

          However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, a Fund will generally not be required to withhold any amounts (i) with respect to distributions attributable to U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund or (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.


          In general, a beneficial holder of shares who is a foreign person is not subject to U.S. federal income tax on gain (and is not allowed a deduction for losses) realized on the sale, exchange or redemption of shares of the Fund or on Capital Gain Dividends.


          However, any ordinary income dividends, Capital Gain Dividends or gain on the sale, exchange or redemption of Fund shares will be subject to U.S. federal income tax at regular income tax rates if they are effectively connected with the foreign shareholder's conduct of a trade or business in the United States.


          Under the 2004 Act, distributions by a Fund to a foreign person which are attributable to gain from "United States real property interests" ("USRPIs") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay U.S. federal income tax. A USRPI includes U.S. real property and stock in "United States real property holding corporations." A United States real property holding corporation is any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of all of the corporation's real property and its assets used or held for use in a trade or business. However, with respect to a class of stock of a corporation which is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. This provision is generally effective for taxable years of a Fund beginning after December 31, 2004 and applies to dividends paid or deemed paid on or before December 31, 2007.


          Backup Withholding. A Fund may be required to withhold U.S. federal income tax on all distributions payable to shareholders who fail to provide the relevant Fund with their correct taxpayer identification numbers or to make required certifications or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded.

          The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Trustees, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and had adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Funds effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage and research services provided by the executing broker.

          The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, the Funds will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

          During the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, AllianceBernstein Value Fund incurred brokerage commissions amounting in the aggregate to $642,187, $964,005 and $972,073, respectively. During the fiscal year ended November 30, 2005, transactions in portfolio securities of the Fund aggregated $604,944,551. Brokerage commissions of approximately $579,618 were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, AllianceBernstein Small/Mid Cap Value Fund incurred brokerage commissions amounting in the aggregate to $1,042,300, $1,139,079 and $964,008, respectively. During the fiscal year ended November 30, 2005, transactions in portfolio securities of the Fund aggregated $909,694,080. Brokerage commissions of approximately $924,998 were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, AllianceBernstein International Value Fund incurred brokerage commissions amounting in the aggregate to $3,050,074, $1,971,374 and $989,076, respectively. During the fiscal year ended November 30, 2005, transactions in portfolio securities of the Fund aggregated $2,232,549,752. Brokerage commissions of approximately $2,986,022 were allocated to persons or firms supplying research services to the Fund or the Adviser.


          During the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, AllianceBernstein Global Value Fund incurred brokerage commissions amounting in the aggregate to $160,772, $185,493 and $110,703, respectively. During the fiscal year ended November 30, 2005, transactions in portfolio securities of the Fund aggregating $147,567,439, with associated brokerage commissions of approximately $152,189 were allocated to persons or firms supplying research services to the Fund or the Adviser.

          The extent to which commissions that will be charged by broker-dealers selected by the Funds may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as each Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving that Fund.

          The Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or SCB Ltd., affiliates of the Adviser. In such instances, the placement of orders with such brokers would be consistent with each Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. and SCB Ltd. are affiliates of the Adviser. With respect to orders placed with SCB & Co. and SCB Ltd. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.


          The brokerage transactions engaged in by the Funds with SCB & Co. and SCB Ltd., and their affiliates during the fiscal years ended November 30, 2005, November 30, 2004 and November 30, 2003, are set forth below:

                                                                 % of Fund's
Fiscal Year                                        % of Fund's   Aggregate
Ended                                Amount of     Aggregate     Dollar
-----                                Brokerage     Brokerage     Amount of
November 30,   Fund                  Commissions   Commissions   Transactions
------------   ----                  -----------   -----------   ------------

2005           Value                 $151,697      23.6%         27.3%
2005           Small/Mid Cap Value   $455,045      43.7%         38.7%
2005           International Value   $308,735      10.1%         8.2%
2005           Global Value          $34,570       21.5%         14.0%
2004           Value                 $635,106      65.9%         62.3%
2004           Small/Mid Cap Value   $559,470      49.1%         43.3%
2004           International Value   $288,799      14.6%         8.8%
2004           Global Value          $31,484       17.0%         18.1%
2003           Value                 $631,089      64.9%         64.2%
2003           Small/Mid Cap Value   $584,234      60.6%         55.8%
2003           International Value   $93,023       9.4%          5.6%
2003           Global Value          $29,393       26.6%         27.6%

Disclosure of Portfolio Holdings
--------------------------------

          The Funds believes that the ideas of the Adviser's investment staff should benefit the Funds and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Funds also believe that knowledge of each Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


          The Adviser has adopted, on behalf of the Funds, policies and procedures relating to disclosure of the Funds' portfolio securities. The policies and procedures relating to disclosure of the Funds' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the operation of the Funds or useful to the Funds' shareholders without compromising the integrity or performance of the Funds. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds and their shareholders) are met, the Funds do not provide or permit others to provide information about a Fund's portfolio holdings on a selective basis.


          The Funds include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). For each portfolio security, the posted information includes its name, the number of shares held by a Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the portfolio security. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


          The Adviser may distribute or authorize the distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about a Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Funds, to facilitate the review of the Funds by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about a Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.


          Before any non-public disclosure of information about a Fund's portfolio holdings is permitted, however, the Adviser's Mutual Fund Compliance Director must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


          The Adviser has established procedures to ensure that a Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Fund and is in the best interest of the Fund's shareholders. The Adviser's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Trustees on a quarterly basis. If the Trustees determine that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Funds' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Trust
------------------------

          The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated December 12, 2000, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act.

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

          The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Fund and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of each Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least two thirds of the outstanding shares of each Fund affected or by the Trustees by written notice to the shareholders. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally shares of each portfolio and class would vote together as a single class on matters, such as the election of Trustees, that affect each portfolio and class in substantially the same manner. Each class of shares of a Fund represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of a Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Trustees and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

Capitalization
--------------

          The Trust has an unlimited number of authorized shares of beneficial interest. The Trustees are authorized to reclassify any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of The Commonwealth of Massachusetts. If shares of another series were issued in connection with the creation of one or more additional portfolios, each share of any portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series. Procedures for calling a shareholders' meeting for the removal of Trustees of the Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

          At the close of business on February 3, 2006 there were 18,977,469 Class A shares, 12,363,830 Class B shares, 7,986,332 Class C shares, 61,352 Class R shares, 97,554 Class K shares, 3,229,994 Class I shares and 22,458,274 Advisor Class shares of AllianceBernstein Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 3, 2006:

                                             No. of                  % of
Name and Address                             Shares                  Class
----------------                             ------                  -----

Class A
-------

MLPF&S for the Sole Benefit                  1,238,556                   6.53%
of its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Pershing LLC                                 3,217,495                  16.97%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class B
-------

MLPF&S for the Sole Benefit                  2,537,388                  20.55%
of its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Pershing LLC                                 1,858,726                  15.06%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                           1,024,902                   8.30%
Special Custody Account for
the Exclusive Benefit
of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

Class C
-------

Citigroup Global Markets                       629,429                   7.89%
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402

MLPF&S for the Sole Benefit                  2,258,537                  28.31%
of its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2

Jacksonville, FL 32246-6484                    712,962                   8.94%
Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Class R
-------

Reliance Trust Co. Customer FBO                 12,216                  19.94%
Shelor Motor Mile Inc.
P.O. Box 48529
Atlanta, GA 30362-0529

Merrill Lynch                                   43,262                  70.61%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Class K
-------

Dunkirk Printing Pressmen &                     90,342                  91.77%
Assistants Union Local Pension Plan
100 Winners Circle
Brentwood, TN 37027-5012

Wachovia Bank FBO                                5,469                   5.56%
Gamay Foods, Inc.
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

Class I
-------

Mercer Trust Co TTEE FBO                     3,184,108                  98.13%
Thomson 401k Savings Plan
1 Investors Way
Norwood, MA 02062-1599

Advisor Class
-------------

CollegeBound Fund                            3,696,341                  16.40%
AllianceBernstein Value Fund
Customized Allocation
500 Plaza Dr
Secaucus, NJ 07094-3619


          At the close of business on February 3, 2006 there were 26,390,470 Class A shares, 16,108,581 Class B shares, 12,318,775 Class C shares, 263,926 Class R shares, 12,449 Class K shares, 420,799 Class I shares and 8,235,545 Advisor Class shares of AllianceBernstein Small/Mid Cap Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 3, 2006:

                                              No. of               % of
Name and Address                              Shares               Class
----------------                              ------               -----

Class A
-------

Pershing LLC                                  3,750,360              14.21%
P.O. Box 2052
Jersey City, NJ 07303-2052

MLPF&S for the Sole Benefit
of its Customers                              1,532,081               5.80%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Class B
-------

MLPF&S for the Sole Benefit
of its Customers                              1,803,719              11.21%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Pershing LLC                                  3,342,508              20.77%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC
Special Custody Account for the
Exclusive Benefit                             1,128,270               7.01%
of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

Class C
-------

MLPF&S for the Sole Benefit
of its Customers                              2,629,717              21.35%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Pershing LLC                                  1,271,601              10.32%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class R
-------

MFS Heritage Trust Co TTEE FBO                   27,584              10.23%
PO Box 55824
Boston, MA 02205-5824

Capital Bank & Trust Co. FBO                     19,001               7.04%
Maine Rubber Intl 401K RBT Sav Pl
C/O Planpremier/Pascorp
8535 E. Orchard Rd #272
Greenwood Vlg, CO 80332-5002

William G. Timblin Sr TTEE                       24,740               9.17%
TTI Inc. 401K Plan
200 E. Washington Street
PO Box 1257
Appleton, WI 54912-1257

MG Trust Co Cust FBO                             22,856               8.47%
Urology Associates of Kingston Inc.
700 17th St. Ste. 300
Denver, CO 80202-3531

Merrill Lynch                                    15,573               5.77%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Class K
-------

Capital Bank & Trust Co CUST FBO                  2,185              17.17%
Riesterer & Schnell, Inc. 401(k) PSP
8515 E Orchard RD 2T2
Greenwood Village, CO 80111-5002

Wilmington Trust Co CUST FBO                      4,827              37.92%
EPLAN Services Group Trust
c/o Mutual Funds
PO Box 8971
Wilmington, DE 19899-8971

Union Bank of CA Trust CUST FBO                   1,229               9.66%
-------------------------------
The Advertising Council, Inc.
Supplemental EXEC TET PLAN
PO Box 85484
San Diego, CA 92186-5484

Union Bank of CA TR NOMINEE FBO                   3,799              29.85%
-------------------------------
Service Holdings LLC
401(k) Plan
PO Box 85484
San Diego, CA 92186-5484

Class I
-------

SEI Private Trust Co                             59,370              14.11%
c/o First Tennessee Bank
Attn Mutual Funds
One Freedom Valley Drive
Oaks, PA 19456

Sanford Bernstein & Co LLC                      361,419              85.89%
1 N Lexington Avenue
White Plains, NY 10601-1712

Advisor Class
-------------

Pershing LLC                                    684,336               8.31%
P.O. Box 2052
Jersey City, NJ 07303-2052

Merrill Lynch                                   907,219              11.02%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Trust for Profit Sharing Plan                   690,708               8.39%
For Employees of Alliance Capital
Mgmt. L.P. Plan
Attn:  Diana Marotta FL 31
1345 Ave. of the Americas
New York, NY  10105

CollegeBound Fund                             2,170,454              26.37%
CBF-AllianceBernstein Small Cap
Customized Allocation 529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619


          At the close of business on February 3, 2006 there were 81,485,266 Class A shares, 11,626,644 Class B shares, 20,177,898 Class C shares, 291,700 Class R shares, 7,546 Class K shares, 14,086,624 Class I shares and 46,129,888 Advisor Class shares of AllianceBernstein International Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 3, 2006:

                                              No. of               % of
Name and Address                              Shares               Class
----------------                              ------               -----

Class A
-------

Charles Schwab & Co                           9,610,532              11.66%
Mutual Funds Dept
101 Montgomery
San Francisco, CA 94104-4122

Pershing LLC                                  4,513,570               5.47%
P.O. Box 2052
Jersey City, NJ 07303-2052

Dean Witter Reynolds                          5,064,920               6.14%
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Fl
Jersey City, NJ 07311

Class B
-------

Dean Witter Reynolds                            610,129               5.24%
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Fl
Jersey City, NJ 07311

Citigroup Global Markets                        966,690               8.31%
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402

Pershing LLC                                  1,621,470              13.93%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                            1,046,596               8.99%
Special Custody Account for
the Exclusive Benefit
of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

MLPF&S for the Sole Benefit                   1,848,779              15.89%
of its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Class C
-------

Citigroup Global Markets                      1,940,283               9.55%
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2483

MLPF&S for the Sole Benefit                   6,606,688              32.53%
of its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484
Pershing LLC
P.O. Box 2052                                 1,209,990               5.96%
Jersey City, NJ 07303-2052

Dean Witter Reynolds                          1,059,880               5.22%
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Fl
Jersey City, NJ 07311

Legg Mason Wood Walker Inc.                   1,122,841               5.53%
Special Custody Account f/b/o
Customers
P.O. Box 1476
Baltimore, MD 23203-1476

Class R
-------

Merrill Lynch                                   144,817              48.72%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Wachovia Bank FBO                                15,500               5.21%
The Duke Endowment Employees' 401k
1525 West WT Harris Blvd
Charlotte, NC 28288-0001

MFS Heritage Trust Co TTEE                       30,702              10.33%
Advex Corp Employees PS RET
Attn Mary Mayer
121 Floyd Thompson Blvd
Hampton, VA 23666-1307

Wachovia Bank FBO                                17,814               5.99%
Aircraft Precision Products, Inc.
1525 West Wt Harris Blvd
Charlotte, NC 28288-0001

Class K
-------

Alliance Capital Management LP                      583               7.73%
Attn: Raymond Cardosi
1 N Lexington Avenue
White Plains, NY 10601-1712

PRIAC CUST FBO                                      524               6.94%
Various Retirement Plans
801 Pennsylvania
Kansas City, MO 64105-1307

NFS LLC FEBO                                      6,033              79.95%
Aldrich, Kilbride & Tatone LLC
David Buck
U/A 01/01/90
1011 Commercial St NE Ste 120
Salem, OR  97301-1036

NFS LLC FEBO                                        379               5.03%
GELCO Companies 401K & PSP
Reliance Trust CO TTEE
U/A 01/01/97
1745 Salem Industrial Dr NE
Salem, OR  97303-4240

Class I
-------

Sanford Bernstein & Co LLC                    1,057,324               7.50%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                    3,635,399              25.80%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                      883,491               6.27%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                      954,520               6.77%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                    1,010,668               7.17%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                    1,467,487              10.41%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                    1,002,430               7.11%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                    1,384,452               9.82%
1 N Lexington Avenue
White Plains, NY 10601-1712

Advisor Class
-------------

Citigroup Global Markets                      7,762,469              17.79%
333 West 34th St, 3rd Floor
New York, NY 10001-2402

Merrill Lynch                                 6,034,866              13.83%
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

CollegeBound Fund                             2,553,105               5.85%
CBF-AllianceBernstein Inter Value
Customized Allocation 529 Plan
500 Plaza Dr
Secaucus, NJ 07094-3619


          At the close of business on February 3, 2006 there were 2,734,454 Class A shares, 1,260,467 Class B shares, 718,164 Class C shares, 66,678 Class R shares, 3,458 Class K shares, 2,027,658 Class I shares and 11,502,406 Advisor Class shares of AllianceBernstein Global Value Fund outstanding. To the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of a class of outstanding shares of the Fund as of February 3, 2006:

                                               No. of            % of
Name and Address                               Shares            Class
----------------                               ------            -----

Class A
-------

Union Bank of CA Trust Nominee                   289,674              10.54%
Sanford Bernstein FBO
Cloverland Farms Dairy Inc.
Employees 401K PSP
P.O. Box 85484
San Diego, CA 92386-5484

Pershing LLC                                     152,323               5.54%
P.O. Box 2052
Jersey City, NJ 07303-2052

Union Bank of CA Trust Nominee                   144,070               5.24%
FBO George Little Mgmt LLC 401K PSP
P.O. Box 85484
San Diego, CA 92386-5484

Class B
-------

Citigroup Global Markets                          76,244               6.03%
House Account
Attn: Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402

MLPF&S for the Sole Benefit                      197,259              15.60%
of its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

Pershing LLC                                     143,687              11.36%
P.O. Box 2052
Jersey City, NJ 07303-2052

First Clearing LLC                                93,652               7.41%
Special Custody Account for
the Exclusive Benefit
of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

Class C
-------

MLPF&S for the Sole Benefit                      129,891              18.06%
of its Customers
Attn Fund Admin
4800 Deer Lake Dr E Fl 2
Jacksonville, FL 32246-6484

First Clearing LLC                                38,617               5.37%
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245

Citigroup Global Markets                          89,015              12.38%
House Account
Attn: Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2402

Pershing LLC                                      64,256               8.93%
P.O. Box 2052
Jersey City, NJ 07303-2052

Class R
-------

American United Life CUST FBO                     39,952              59.27%
AUL American Group Retirement Annuity
One American Square
PO Box 1995
Indianapolis, IN 46206-9102

American United Life CUST FBO                     27,442              40.71%
American United Trust
One American Square
PO Box 1995
Indianapolis, IN 46206-9102

Class K
-------

Alliance Capital Management LP                       775              18.46%
Attn: Raymond Cardosi
1 N Lexington Avenue
White Plains, NY 10601-1712

Union Bank of CA Trust Nominee FBO                 2,625              62.48%
Dibenedetto, Schratz & Hodge MD PC
P.O. Box 85484
San Diego, CA 92386-5484

Union Bank of California Trust FBO                   792              18.85%
Lawyers Committee for Civil Rights
Under Law 403B
P.O. Box 85484
San Diego, CA 92386-5484

Class I
-------

Sanford Bernstein & Co LLC                       666,815              32.89%
1 N Lexington Avenue
White Plains, NY 10601-1712

Sanford Bernstein & Co LLC                     1,062,921              52.42%
1 N Lexington Avenue
White Plains, NY 10601-1712

Union Bank of CA Trust Nominee                   255,097              12.58%
Worldwide Dreams Deferred COMP PL
P.O. Box 85484
San Diego, CA 92386-5484

Advisor Class
-------------

Sanford Bernstein & Co LLC                       803,277               7.00%
1 N Lexington Ave
White Plains, NY  10601-1712

Sanford Bernstein & Co LLC                       708,580               6.18%
1 N Lexington Ave
White Plains, NY  10601-1712

PIMS/Prudential Retirement                     1,524,418              13.29%
As Nominee for the TTEE/Cust PL
Alliance Capital Management
300 International Pkwy, Suite 270
Heathrow, FL 32746-5028

Voting Rights
-------------

          As summarized in your Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust or a Fund and on other matters submitted to the vote of shareholders.

          The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes, separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. Although not governed by Rule 18f-2, shares of each class of a Fund will vote separately with respect to matters pertaining to the respective Distribution Plans applicable to each class.

          The terms "shareholder approval" and "majority of the outstanding voting securities" as used in your Prospectus and this Statement of Additional Information mean the lesser of (i) 67% or more of the shares of the applicable Fund or applicable class thereof represented at a meeting at which more than 50% of the outstanding shares of such Fund or such class are represented or (ii) more than 50% of the outstanding shares of such Fund or such class.

          There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. The Funds' shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Trustees will not be able to elect any person or persons to the Board of Trustees. A special meeting of shareholders for any purpose may be called by 10% of the Trust's outstanding shareholders.

          Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

Shareholder and Trustee Liability
---------------------------------

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

          The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust but no such person may be indemnified against any liability to the Trust or the Trust's shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Custodian
---------

          State Street Bank and Trust Company, 225 Franklin Street, Boston, MA, 02110, acts as the Funds' custodian for the assets of the Funds but will play no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Trustees, State Street Bank and Trust Company may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the Funds' Principal Underwriter and as such may solicit orders from the public to purchase shares of the Funds. Under the Agreement, the Trust, on behalf of each Fund, has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Funds.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of each Fund for the fiscal year ended November 30, 2005 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to each Fund's annual report. The annual report for each Fund was filed on Form N-CSR with the Commission on February 8, 2006. Each Fund's annual report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
--------------------

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

00250.0451 #617279v2

                                     PART C

                                OTHER INFORMATION

ITEM 23.  Exhibits

     (a) (1) Agreement and Declaration of Trust - incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed on December 15, 2000.

          (2) First Amendment to Agreement and Declaration of Trust - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

          (3) Second Amendment to Agreement and Declaration of Trust - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

          (4) Third Amendment to Agreement and Declaration of Trust - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

          (5) Fourth Amendment to Agreement and Declaration of Trust - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

     (b) By-Laws of the Registrant - incorporated by reference to the initial Registration Statement of the Registrant on Form N-1A filed December 15, 2000.

     (c)  Not applicable.

     (d) Advisory Agreement between the Registrant and AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.) - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.


     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.


          (2) Form of Amendment to the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.


          (3) Form of Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.


          (4) Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 88 of the Registration Statement on Form N-1A of Alliance Balanced Shares, Inc. (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 31, 1997.


          (5) Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 88 of the Registration Statement on Form N-1A of Alliance Balanced Shares, Inc. (File Nos. 2-10988 and 811-134) filed with the Securities and Exchange Commission on October 31, 1997.

     (f)  Not applicable.

     (g) Custodian Agreement - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (h) (1) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001


          (2) Expense Limitation Agreement dated January 31, 2001 between the Registrant, on behalf of the Funds, and AllianceBernstein L.P.,
               - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.


          (3) Expense Limitation Agreement dated July 2, 2002 between the Registrant, on behalf of its Small/Mid Cap Value Fund and International Value Fund, and AllianceBernstein L.P. - incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.


          (4) Expense Limitation Agreement dated March 21, 2002 between the Registrant, on behalf of its Global Value Fund, and AllianceBernstein L.P. - incorporated by reference to Post-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on March 29, 2002.


          (5)  Form of Expense Limitation Undertaking by AllianceBernstein L.P.
               - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.


          (6) Expense Limitation Undertaking by AllianceBernstein L.P. - incorporated by reference to Post-Effective Amendment No. 5 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 27, 2004.


          (7)  Form of Expense Limitation Undertaking by AllianceBernstein L.P.
               - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.


     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.


     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l) Investment representation letter of AllianceBernstein L.P. - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

     (m)  Rule 12b-1 Plan - (See Exhibit (e)(1)).

     (n) (1) Rule 18f-3 Plan - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

          (2) Form of Amended and Restated Rule 18f-3 Plan - incorporated by reference to Post-Effective Amendment No. 4 of Registrant's Registration Statement filed with the Securities and Exchange Commission on October 29, 2003.

          (3) Form of Amended and Restated Rule 18f-3 Plan - incorporated by reference to Post-Effective Amendment No. 7 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 25, 2005.

     (o) (1) Code of Ethics for the Fund - incorporated by reference to Pre-Effective Amendment No. 1 of Registrant's Registration Statement filed with the Securities and Exchange Commission on February 16, 2001.

          (2) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) -- incorporated by reference to Exhibit
               (p)(2) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of Alliance Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

     Other Exhibits:



     Power of Attorney for Ruth Block - Incorporated be reference to Post-Effective Amendment No. 82 of the Registration Statement on Form N-1A of AllianceBernstein Fund, Inc. (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 30, 2004.

     - Powers of Attorney for: David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Marc O. Mayer and Marshall C. Turner, Jr. - Filed herewith.


ITEM 24.  Persons Controlled by or under Common Control with Registrant.

          None.

ITEM 25.  Indemnification.

          Paragraph (l) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

          "(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability;"

          Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon."

          Section 2 of Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

          Article 10 of the Registrant's Bylaws provides in relevant part:

          "Indemnification

          10.1 Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Trustee or officer, except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interest of the Trust and except that no Covered Person shall be indemnified against any liability to the Trust or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person, may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding on the condition that the amounts so paid shall be repaid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that (1) such Covered Person shall provide a security for his undertaking to repay the advance if it is ultimately determined that indemnification is not authorized under this Article, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification under this Article. In the case of such a determination or opinion, the relevant disinterested, non-party directors or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that he has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          10.2 Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 4.1 above, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such compromise shall be approved as in the best interests of the Trust, after notice that it involved such indemnification, (a) by a disinterested majority of the Trustees then in office; or (b) by a majority of the disinterested Trustees then in office; or (c) by any disinterested person or persons to whom the question may be referred by the Trustees, provided that in the case of approval pursuant to clause (b) or (c) there has been obtained an opinion in writing of independent legal counsel to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and that such indemnification would not protect such person against any liability to the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; or (d) by vote of shareholders holding a majority of the Shares entitled to vote thereon, exclusive of any Shares beneficially owned by any interested Covered Person. Approval by the Trustees pursuant to clause (a) or (b) or by any disinterested person or persons pursuant to clause (c) of this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          10.3 Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this
          Article 4, the term "Covered Person" shall include such person's heirs, executors and administrators; an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending; and a "disinterested Trustee" or "disinterested person" is a Trustee or a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

          The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust and Bylaws. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Adviser.


               The descriptions of AllianceBernstein L.P. under the captions "Management of the Funds" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.


ITEM 27.  Principal Underwriters


               (a) AllianceBernstein Investments, Inc. is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investments, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:


          AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Cap Fund, Inc.
          AllianceBernstein Emerging Market Debt Fund, Inc.
          AllianceBernstein Exchange Reserves
          AllianceBernstein Focused Growth & Income Fund, Inc.
          AllianceBernstein Global Government Income Trust, Inc.
          AllianceBernstein Global Health Care Fund, Inc.
          AllianceBernstein Global Research Growth Fund, Inc.
          AllianceBernstein Global Strategic Income Trust, Inc.
          AllianceBernstein Global Technology Fund, Inc.
          AllianceBernstein Greater China '97 Fund, Inc.
          AllianceBernstein Growth and Income Fund, Inc.
          AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
          AllianceBernstein International Growth Fund, Inc.
          AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
          AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Multi-Market Strategy Trust, Inc.
          AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Real Estate Investment Fund, Inc.
          AllianceBernstein Short Duration Portfolio(1)
          AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Pooling Portfolios
          The AllianceBernstein Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, B and C shares.


     (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                               POSITIONS                       POSITIONS
                               AND OFFICES WITH                AND OFFICES
NAME                           WITH UNDERWRITER                WITH REGISTRANT
----                           ----------------                ---------------

Directors
---------

Marc O. Mayer                  Chairman of the Board
                               and Director

Mark R. Manley                 Director

Ranjani Nagaswami              Vice Chairman

Officers
--------

Marc O. Mayer                  Chairman of the Board           President and
                                                               Chief Executive
                                                               Officer

Frederic L. Bloch              Executive Vice President and
                               President, U.S. Sales

Richard A. Davies              Executive Vice President and
                               Managing Director

Gerald M. Lieberman            Executive Vice President
                               and Chief Operating Officer

Kurt H. Schoknecht             Executive Vice President

Frank Speno                    Executive Vice President

Andrew L. Gangolf              Senior Vice President and       Assistant Clerk
                               Assistant General Counsel

Emilie D. Wrapp                Senior Vice President,          Clerk
                               Assistant General Counsel
                               and Assistant Secretary

Daniel A. Notto                Senior Vice President,
                               Counsel and Assistant
                               Secretary

Christopher S. Alpaugh         Senior Vice President

Audie G. Apple                 Senior Vice President

Colin C. Aymond                Senior Vice President

Steven R. Barr                 Senior Vice President and
                               Assistant Secretary

Adam J. Beaudry                Senior Vice President

Matthew F. Beaudry             Senior Vice President

Amy I. Belew                   Senior Vice President

Susan H. Burton                Senior Vice President

Peter G. Callahan              Senior Vice President

Russell R. Corby               Senior Vice President

John W. Cronin                 Senior Vice President

Robert J. Cruz                 Senior Vice President

Jennifer M. DeLong             Senior Vice President

David B. Edlin                 Senior Vice President

John C. Endahl                 Senior Vice President

Adam E. Engelhardt             Senior Vice President

John Edward English            Senior Vice President

Edward J. Farrell              Senior Vice President and
                               Controller

Eric W. Frasier                Senior Vice President

Donald N. Fritts               Senior Vice President

Kenneth L. Haman               Senior Vice President

Joseph P. Healy                Senior Vice President

Mary V. Kralis Hoppe           Senior Vice President

Scott Hutton                   Senior Vice President

Geoffrey L. Hyde               Senior Vice President

Robert H. Joseph, Jr.          Senior Vice President and
                               Assistant Treasurer

Victor Kopelakis               Senior Vice President

Henry Michael Lesmeister       Senior Vice President

Eric L. Levinson               Senior Vice President

James F. Lyons                 Senior Vice President and
                               Regional/Regent

Matthew P. Mintzer             Senior Vice President

Thomas F. Monnerat             Senior Vice President

Joanna D. Murray               Senior Vice President

Jeffrey A. Nye                 Senior Vice President

John J. O'Connor               Senior Vice President

Danielle Pagano                Senior Vice President

Catherine N. Peterson          Senior Vice President

Mark A. Pletts                 Senior Vice President

James J. Posch                 Senior Vice President and
                               Assistant Secretary

Robert E. Powers               Senior Vice President

Stephen C. Scanlon             Senior Vice President

John P. Schmidt                Senior Vice President

Eileen B. Sebold               Senior Vice President

Gregory K. Shannahan           Senior Vice President

Richard J. Sidell              Senior Vice President

Andrew D. Strauss              Senior Vice President

Peter J. Szabo                 Senior Vice President

Joseph T. Tocyloski            Senior Vice President

David R. Turnbough             Senior Vice President

Craig E. Welch                 Senior Vice President

Scott Whitehouse               Senior Vice President

Mark D. Gersten                Vice President and              Treasurer and
                               Treasurer                       Chief Financial
                                                               Officer

Patrick E. Ryan                Vice President and
                               Chief Financial Officer

Jane E. Ackerman               Vice President

Margaret M. Bagley             Vice President

Mark H.W. Baltimore            Vice President

Kenneth F. Barkoff             Vice President

Peter J. Barron                Vice President

Laura J. Beedy                 Vice President

Gregory P. Best                Vice President

Robert G. Bjorge               Vice President

Michael J. Bodnar              Vice President

Richard A. Brink               Vice President

Shaun D. Bromley               Vice President

Brian Buehring                 Vice President

Thomas E. Callahan             Vice President

Kevin T. Cannon                Vice President

Christopher C. Cavanagh        Vice President

Alice L. Chan                  Vice President

Kyle E. Clapp                  Vice President

Michael F. Connell             Vice President

Joseph D. Connell, Jr.         Vice President

Kenneth J. Connors             Vice President

Dwight P. Cornell              Vice President

Michael R. Crimmins            Vice President

Brett E. Dearing               Vice President

Raymond A. Decker              Vice President

Stephen J. Dedyo               Vice President

Darren K. DeSimone             Vice President

Janet B. DiBrita               Vice President

Ronald G. Dietrich             Vice President

Carmela Di Meo                 Vice President

Joseph T. Dominguez            Vice President

Paul D. Eck                    Vice President

Bernard J. Eng                 Vice President

Michael J. Eustic              Vice President

Joao P. Flor                   Vice President

Kevin T. Gang                  Vice President

Daniel P. Gangemi              Vice President

Christine E. Gaze              Vice President

Mark A. Gessner                Vice President

Thomas R. Graffeo              Vice President

Matthew M. Green               Vice President

John G. Hansen                 Vice President

Michael S. Hart                Vice President

George R. Hrabovsky            Vice President

David A. Hunt                  Vice President

Dinah J. Huntoon               Vice President

Anthony D. Ialeggio            Vice President

Theresa Iosca                  Vice President

Oscar J. Isoba                 Vice President

Kumar Jagdeo II                Vice President

Christopher W. Kilroy          Vice President

Joseph B. Kolman               Vice President

Ted R. Kosinski                Vice President

Gary M. Lang                   Vice President

Christopher J. Larkin          Vice President

Laurel E. Lindner              Vice President

James M. Liptrot               Vice President and
                               Assistant Controller

Armando C. Llanes              Vice President

Jason N. Longo                 Vice President

Montana W. Low                 Vice President

James P. Luisi                 Vice President

Todd M. Mann                   Vice President

Silvia Manz                    Vice President

Osama Mari                     Vice President

Shannon M. Massey              Vice President

Kathryn Austin Masters         Vice President

Daniel M. McGouran             Vice President

Craig S. McKenna               Vice President

Steven M. Miller               Vice President

Troy E. Mosconi                Vice President

Paul S. Moyer                  Vice President

John F. Multhauf               Vice President

Andrew C. Murphy               Vice President, Chief
                               Compliance Officer and
                               Assistant Secretary

Jamie A. Nieradka              Vice President

Nicole Nolan-Koester           Vice President

Suzanne E. Norman              Vice President

Timothy J. O'Connell           Vice President

Joseph D. Ochoa                Vice President

John J. Onofrio                Vice President and
                               Assistant Treasurer

David D. Paich                 Vice President

Todd P. Patton                 Vice President

Leo J. Peters IV               Vice President

John D. Prosperi               Vice President

Carol H. Rappa                 Vice President

Juhi Rathee                    Vice President

Michelle T. Rawlick            Vice President

Heidi A. Richardson            Vice President

James A. Rie                   Vice President

Joseph P. Rodriguez            Vice President

Miguel A. Rozensztroch         Vice President

Thomas E. Sawyer               Vice President

Gordon R. Schonfeld            Vice President

Stuart L. Shaw                 Vice President

Daniel S. Shikes               Vice President

Karen Sirett                   Vice President

Rayandra E. Slonina            Vice President

Elizabeth M. Smith             Vice President

Ben H. Stairs                  Vice President

Eileen Stauber                 Vice President

Brian D. Stokes                Vice President

Michael B. Thayer              Vice President

Elizabeth K. Tramo             Vice President

Benjamin H. Travers            Vice President

James R. Van Deventer          Vice President

Elsia M. Vasquez               Vice President

Thomas M. Vitale               Vice President

Marie R. Vogel                 Vice President

Wayne W. Wagner                Vice President

Mark E. Westmoreland           Vice President

Paul C. Wharf                  Vice President

Christian G. Wilson            Vice President

Kevin M. Winters               Vice President

Alissa M. Worley               Vice President

Jennifer M. Yi                 Vice President

Moshe Aronov                   Assistant Vice
                               President

Jire J. Baran                  Assistant Vice
                               President

Gian D. Bernardi               Assistant Vice
                               President

Susan J. Bieber                Assistant Vice
                               President

Mark S. Burns                  Assistant Vice
                               President

Daniel W. Carey                Assistant Vice
                               President

Maria Carreras                 Assistant Vice
                               President

Judith A. Chin                 Assistant Vice
                               President

Robyn L. Cohen                 Assistant Vice
                               President

Michael C. Conrath             Assistant Vice
                               President

Robert A. Craft                Assistant Vice
                               President

Raymond L. DeGrazia            Assistant Vice
                               President

Marc DiFilippo                 Assistant Vice
                               President

Ralph A. DiMeglio              Assistant Vice
                               President

Daniel Ennis                   Assistant Vice
                               President

Robert A. Fiorentino           Assistant Vice
                               President

Lydia A. Fisher                Assistant Vice
                               President

Stephanie Y. Giaramita         Assistant Vice
                               President

Michael F. Greco               Assistant Vice
                               President

Kelly P. Guter                 Assistant Vice
                               President

Terry L. Harris                Assistant Vice
                               President

Junko Hisamatsu                Assistant Vice
                               President

Melanie M. Hoppe               Assistant Vice
                               President

Luis Martin Hoyos              Assistant Vice
                               President

Arthur F. Hoyt, Jr.            Assistant Vice
                               President

Grace Huaman                   Assistant Vice
                               President

Dwayne A. Javier               Assistant Vice
                               President

Joseph D. Kearney              Assistant Vice
                               President

Elizabeth E. Keefe             Assistant Vice
                               President

Edward W. Kelly                Assistant Vice
                               President

Jung M. Kim                    Assistant Vice
                               President

Junko Kimura                   Assistant Vice
                               President

Stephen J. Laffey              Assistant Vice                  Assistant Clerk
                               President and Counsel

Gina L. Lemon                  Assistant Vice
                               President

Evamarie C. Lombardo           Assistant Vice
                               President

Andrew J. Magnus               Assistant Vice
                               President

Matthew J. Malvey              Assistant Vice
                               President

Danielle F. Marx               Assistant Vice
                               President

Christine M. McQuinlan         Assistant Vice
                               President

Assimina Morales               Assistant Vice
                               President

Christina A. Morse             Assistant Vice                  Assistant Clerk
                               President and Counsel

Jennifer A. Mulhall            Assistant Vice
                               President

Jason S. Muntner               Assistant Vice
                               President

Sharon E. Murphy               Assistant Vice
                               President

Alex E. Pady                   Assistant Vice
                               President

Brian W. Paulson               Assistant Vice
                               President

Wandra M. Perry-Hartsfield     Assistant Vice
                               President

Mark A. Quarno                 Assistant Vice
                               President

Peter V. Romeo                 Assistant Vice
                               President

Randi E. Rothstein             Assistant Vice
                               President

Jessica M. Rozman              Assistant Vice
                               President

Daniel A. Rudnitsky            Assistant Vice
                               President

Shane M. Sanders               Assistant Vice
                               President

Jennifer E. Scherz             Assistant Vice
                               President

Praveen Singh                  Assistant Vice
                               President

Orlando Soler                  Assistant Vice
                               President

Kurt W. Stam                   Assistant Vice
                               President

Nancy D. Testa                 Assistant Vice
                               President

Jay D. Tini                    Assistant Vice
                               President

Kari-Anna Towle                Assistant Vice
                               President

Kayoko Umino                   Assistant Vice
                               President

Joanna Wong                    Assistant Vice
                               President

Eric J. Wright                 Assistant Vice
                               President

Thomas M. Zottner              Assistant Vice
                               President

Mark R. Manley                 Secretary

Colin T. Burke                 Assistant Secretary

Adam R. Spilka                 Assistant Secretary

     (c)  Not Applicable.

ITEM 28.  Location of Accounts and Records.


          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., 500 Plaza Drive, Secaucus, New Jersey, 07094 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.


ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

               The Registrant undertakes to furnish to each person to whom a prospectus of the Registrant is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                              ********************

Notice

               A copy of the Agreement and Declaration of Trust of AllianceBernstein Trust (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers and shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 10 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 28th day of February, 2006.

                                            ALLIANCEBERNSTEIN TRUST

                                            By: Marc O. Mayer*
                                                ---------------
                                                Marc O. Mayer
                                                President

          Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                    DATE
---------                             -----                    ----

(1)  PRINCIPAL EXECUTIVE OFFICER:

     Marc O. Mayer*                   President and Chief      February 28, 2006
                                      Executive Officer

(2)  PRINCIPAL FINANCIAL AND
     ACCOUNTING OFFICER:

     /s/ Mark D. Gersten              Treasurer and Chief      February 28, 2006
     --------------------             Financial Officer
         Mark D. Gersten

ALL OF THE TRUSTEES:

     Marc O. Mayer*
     Ruth Block*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Marshall C. Turner, Jr.*

*By: /s/ Andrew L. Gangolf                                     February 28, 2006
     -----------------------
         Andrew L. Gangolf
         As Attorney-in-Fact

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.        Description of Exhibits
-----------        -----------------------

(i)                Opinion and Consent of Seward & Kissel LLP

(j)                Consent of Independent Registered Public Accounting Firm

Other Exhibits:    Powers of Attorney

00250 0157 642866